UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-5511

Variable Insurance Products Fund II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products: Index 500 Portfolio Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Initial Class	11.86%	14.56%	6.90%
Service Class	11.75%	14.45%	6.79%
Service Class 2	11.58%	14.28%	6.63%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Index 500 Portfolio - Initial Class on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,480	VIP Index 500 Portfolio - Initial Class
$19,572	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Patrick Waddell, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  For the year, the fund’s share classes gained roughly 12%, closely in line with the S&P 500®. In a year of generally rising oil prices, the energy sector was the strongest-performing category in the index, led by diversified energy producers Exxon Mobil (+20%) and Chevron (+37%). The financials sector also generated strong results, as rising interest rates coupled with the prospect of regulatory reform boosted shares of bank stocks JPMorgan Chase (+35%) and Bank of America (+33%), among others. Contributors elsewhere included consumer electronics and personal computer giant Apple (+13%) and software manufacturer Microsoft (+15%). Both stocks only modestly outperformed the S&P 500®, but as the largest two stocks in the index, their performance contribution was magnified. The only sector in the S&P 500 to lose ground during the year was health care, dragged down by uncertainty about pharmaceutical pricing and the future of federal health insurance legislation. Most of the fund’s biggest detractors came from this sector. Laggards included Allergan (-33%), Gilead Sciences (-28%), Alexion Pharmaceuticals (-36%), Bristol-Myers Squibb (-13%) and Regeneron Pharmaceuticals (-32%). Challenges in the health care sector also hurt shares of CVS Health (-18%), which combines its chain of retail drug stores with a pharmacy benefits management division.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.2	2.9
Microsoft Corp.	2.5	2.2
Exxon Mobil Corp.	1.9	2.1
Johnson & Johnson	1.6	1.8
Berkshire Hathaway, Inc. Class B	1.6	1.5
JPMorgan Chase & Co.	1.6	1.2
Amazon.com, Inc.	1.5	1.5
General Electric Co.	1.4	1.6
Facebook, Inc. Class A	1.4	1.4
AT&T, Inc.	1.3	1.5
	18.0

Top Market Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	20.6	19.2
Financials	14.7	15.9
Health Care	13.5	14.5
Consumer Discretionary	11.9	12.1
Industrials	10.2	10.1
Consumer Staples	9.3	10.4
Energy	7.5	7.3
Utilities	3.1	3.6
Real Estate	2.9	0.0
Materials	2.8	2.9

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of December 31, 2016*
Stocks and Equity Futures	100.0%

 * Foreign investments - 4.3%

As of June 30, 2016 *
Stocks and Equity Futures	100.0%

 * Foreign investments - 4.5%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.1%
	Shares	Value
CONSUMER DISCRETIONARY - 11.9%
Auto Components - 0.2%
BorgWarner, Inc. (a)	64,961	$2,562,062
Delphi Automotive PLC	87,975	5,925,116
The Goodyear Tire & Rubber Co.	84,649	2,613,115
		11,100,293
Automobiles - 0.5%
Ford Motor Co.	1,263,514	15,326,425
General Motors Co.	449,118	15,647,271
Harley-Davidson, Inc. (a)	57,665	3,364,176
		34,337,872
Distributors - 0.1%
Genuine Parts Co.	48,033	4,589,073
LKQ Corp. (b)	99,063	3,036,281
		7,625,354
Diversified Consumer Services - 0.0%
H&R Block, Inc.	67,052	1,541,525
Hotels, Restaurants & Leisure - 1.6%
Carnival Corp. unit	135,987	7,079,483
Chipotle Mexican Grill, Inc. (a)(b)	9,390	3,543,035
Darden Restaurants, Inc.	40,029	2,910,909
Marriott International, Inc. Class A	103,786	8,581,026
McDonald's Corp.	268,780	32,715,902
Royal Caribbean Cruises Ltd. (a)	54,158	4,443,122
Starbucks Corp.	471,169	26,159,303
Wyndham Worldwide Corp.	35,171	2,686,009
Wynn Resorts Ltd. (a)	25,610	2,215,521
Yum! Brands, Inc.	112,463	7,122,282
		97,456,592
Household Durables - 0.5%
D.R. Horton, Inc.	109,281	2,986,650
Garmin Ltd. (a)	37,163	1,802,034
Harman International Industries, Inc.	22,509	2,502,100
Leggett & Platt, Inc.	43,117	2,107,559
Lennar Corp. Class A	64,941	2,787,917
Mohawk Industries, Inc. (b)	20,331	4,059,694
Newell Brands, Inc.	155,540	6,944,861
PulteGroup, Inc.	98,390	1,808,408
Whirlpool Corp.	24,333	4,423,009
		29,422,232
Internet & Direct Marketing Retail - 2.3%
Amazon.com, Inc. (b)	127,672	95,737,403
Expedia, Inc.	38,865	4,402,627
Netflix, Inc. (b)	138,956	17,202,753
Priceline Group, Inc. (b)	15,976	23,421,775
TripAdvisor, Inc. (b)	36,855	1,708,966
		142,473,524
Leisure Products - 0.1%
Hasbro, Inc.	36,404	2,831,867
Mattel, Inc. (a)	109,876	3,027,084
		5,858,951
Media - 3.0%
CBS Corp. Class B	127,061	8,083,621
Charter Communications, Inc. Class A (b)	70,124	20,190,102
Comcast Corp. Class A	771,517	53,273,249
Discovery Communications, Inc.:
Class A (a)(b)	48,676	1,334,209
Class C (non-vtg.) (b)	72,311	1,936,489
Interpublic Group of Companies, Inc.	129,237	3,025,438
News Corp.:
Class A	122,753	1,406,749
Class B	38,637	455,917
Omnicom Group, Inc. (a)	76,296	6,493,553
Scripps Networks Interactive, Inc. Class A	30,708	2,191,630
Tegna, Inc.	69,133	1,478,755
The Walt Disney Co.	473,915	49,391,421
Time Warner, Inc.	249,685	24,102,093
Twenty-First Century Fox, Inc.:
Class A	343,186	9,622,935
Class B	157,118	4,281,466
Viacom, Inc. Class B (non-vtg.)	112,002	3,931,270
		191,198,897
Multiline Retail - 0.5%
Dollar General Corp.	82,401	6,103,442
Dollar Tree, Inc. (a)(b)	76,054	5,869,848
Kohl's Corp. (a)	57,313	2,830,116
Macy's, Inc.	99,488	3,562,665
Nordstrom, Inc. (a)	37,482	1,796,512
Target Corp.	181,972	13,143,838
		33,306,421
Specialty Retail - 2.4%
Advance Auto Parts, Inc.	23,753	4,017,107
AutoNation, Inc. (a)(b)	21,401	1,041,159
AutoZone, Inc. (a)(b)	9,377	7,405,861
Bed Bath & Beyond, Inc. (a)	49,785	2,023,262
Best Buy Co., Inc.	89,023	3,798,611
CarMax, Inc. (a)(b)	61,757	3,976,533
Foot Locker, Inc.	43,646	3,094,065
Gap, Inc. (a)	70,695	1,586,396
Home Depot, Inc.	394,336	52,872,571
L Brands, Inc.	77,484	5,101,547
Lowe's Companies, Inc.	282,111	20,063,734
O'Reilly Automotive, Inc. (a)(b)	30,619	8,524,636
Ross Stores, Inc.	127,921	8,391,618
Signet Jewelers Ltd. (a)	22,444	2,115,571
Staples, Inc.	209,802	1,898,708
Tiffany & Co., Inc.	34,643	2,682,407
TJX Companies, Inc.	211,125	15,861,821
Tractor Supply Co.	42,603	3,229,733
Ulta Salon, Cosmetics & Fragrance, Inc. (b)	18,911	4,821,170
Urban Outfitters, Inc. (b)	28,713	817,746
		153,324,256
Textiles, Apparel & Luxury Goods - 0.7%
Coach, Inc.	89,984	3,151,240
Hanesbrands, Inc.	121,864	2,628,606
Michael Kors Holdings Ltd. (a)(b)	53,528	2,300,633
NIKE, Inc. Class B	432,976	22,008,170
PVH Corp.	25,874	2,334,870
Ralph Lauren Corp. (a)	18,184	1,642,379
Under Armour, Inc.:
Class A (sub. vtg.) (a)(b)	59,156	1,718,482
Class C (non-vtg.)	59,464	1,496,709
VF Corp.	107,019	5,709,464
		42,990,553

TOTAL CONSUMER DISCRETIONARY		750,636,470

CONSUMER STAPLES - 9.3%
Beverages - 2.1%
Brown-Forman Corp. Class B (non-vtg.) (a)	58,834	2,642,823
Constellation Brands, Inc. Class A (sub. vtg.)	57,695	8,845,220
Dr. Pepper Snapple Group, Inc.	59,797	5,421,794
Molson Coors Brewing Co. Class B	59,418	5,781,966
Monster Beverage Corp. (b)	130,788	5,799,140
PepsiCo, Inc.	464,196	48,568,827
The Coca-Cola Co.	1,256,539	52,096,107
		129,155,877
Food & Staples Retailing - 2.1%
Costco Wholesale Corp.	141,299	22,623,383
CVS Health Corp.	345,327	27,249,754
Kroger Co.	306,089	10,563,131
Sysco Corp.	163,045	9,027,802
Wal-Mart Stores, Inc.	487,476	33,694,341
Walgreens Boots Alliance, Inc.	277,164	22,938,093
Whole Foods Market, Inc.	102,832	3,163,112
		129,259,616
Food Products - 1.6%
Archer Daniels Midland Co.	186,487	8,513,132
Campbell Soup Co.	62,719	3,792,618
ConAgra Foods, Inc.	134,435	5,316,904
General Mills, Inc.	191,839	11,849,895
Hormel Foods Corp.	87,164	3,034,179
Kellogg Co.	81,348	5,996,161
McCormick & Co., Inc. (non-vtg.)	37,105	3,463,010
Mead Johnson Nutrition Co. Class A	59,565	4,214,819
Mondelez International, Inc.	500,376	22,181,668
The Hershey Co.	45,273	4,682,586
The J.M. Smucker Co.	37,551	4,808,781
The Kraft Heinz Co.	193,256	16,875,114
Tyson Foods, Inc. Class A	94,159	5,807,727
		100,536,594
Household Products - 1.8%
Church & Dwight Co., Inc.	83,096	3,672,012
Clorox Co.	41,759	5,011,915
Colgate-Palmolive Co.	287,550	18,817,272
Kimberly-Clark Corp.	115,999	13,237,806
Procter & Gamble Co.	866,500	72,855,320
		113,594,325
Personal Products - 0.1%
Coty, Inc. Class A	152,153	2,785,921
Estee Lauder Companies, Inc. Class A	72,152	5,518,906
		8,304,827
Tobacco - 1.6%
Altria Group, Inc.	631,420	42,696,620
Philip Morris International, Inc.	502,362	45,961,099
Reynolds American, Inc.	267,031	14,964,417
		103,622,136

TOTAL CONSUMER STAPLES		584,473,375

ENERGY - 7.5%
Energy Equipment & Services - 1.2%
Baker Hughes, Inc.	137,072	8,905,568
FMC Technologies, Inc. (b)	72,778	2,585,802
Halliburton Co.	280,810	15,189,013
Helmerich & Payne, Inc. (a)	34,858	2,698,009
National Oilwell Varco, Inc. (a)	121,809	4,560,529
Schlumberger Ltd.	450,514	37,820,650
Transocean Ltd. (United States) (a)(b)	125,153	1,844,755
		73,604,326
Oil, Gas & Consumable Fuels - 6.3%
Anadarko Petroleum Corp.	181,205	12,635,425
Apache Corp.	122,388	7,767,966
Cabot Oil & Gas Corp.	150,039	3,504,911
Chesapeake Energy Corp. (a)(b)	240,404	1,687,636
Chevron Corp.	611,197	71,937,887
Cimarex Energy Co.	30,639	4,163,840
Concho Resources, Inc. (a)(b)	47,534	6,303,008
ConocoPhillips Co.	401,603	20,136,374
Devon Energy Corp.	168,893	7,713,343
EOG Resources, Inc.	186,809	18,886,390
EQT Corp.	55,722	3,644,219
Exxon Mobil Corp.	1,342,472	121,171,523
Hess Corp.	86,814	5,407,644
Kinder Morgan, Inc.	622,346	12,888,786
Marathon Oil Corp.	273,293	4,730,702
Marathon Petroleum Corp.	170,554	8,587,394
Murphy Oil Corp. (a)	52,212	1,625,360
Newfield Exploration Co. (b)	64,056	2,594,268
Noble Energy, Inc.	138,592	5,274,812
Occidental Petroleum Corp.	247,739	17,646,449
ONEOK, Inc. (a)	67,876	3,896,761
Phillips 66 Co.	143,347	12,386,614
Pioneer Natural Resources Co.	55,089	9,919,876
Range Resources Corp.	60,637	2,083,487
Southwestern Energy Co. (b)	159,158	1,722,090
Spectra Energy Corp.	226,151	9,292,545
Tesoro Corp.	37,964	3,319,952
The Williams Companies, Inc.	220,316	6,860,640
Valero Energy Corp.	146,655	10,019,470
		397,809,372

TOTAL ENERGY		471,413,698

FINANCIALS - 14.7%
Banks - 6.7%
Bank of America Corp.	3,271,151	72,292,437
BB&T Corp.	262,713	12,352,765
Citigroup, Inc.	922,569	54,828,276
Citizens Financial Group, Inc.	166,337	5,926,587
Comerica, Inc.	56,087	3,820,086
Fifth Third Bancorp	245,474	6,620,434
Huntington Bancshares, Inc.	350,144	4,628,904
JPMorgan Chase & Co.	1,157,954	99,919,851
KeyCorp	349,064	6,377,399
M&T Bank Corp. (a)	50,275	7,864,518
Peoples United Financial, Inc. (a)	100,305	1,941,905
PNC Financial Services Group, Inc.	157,491	18,420,147
Regions Financial Corp.	399,766	5,740,640
SunTrust Banks, Inc.	159,338	8,739,689
U.S. Bancorp	516,218	26,518,119
Wells Fargo & Co.	1,463,224	80,638,275
Zions Bancorporation	66,156	2,847,354
		419,477,386
Capital Markets - 2.8%
Affiliated Managers Group, Inc. (b)	17,856	2,594,477
Ameriprise Financial, Inc.	51,222	5,682,569
Bank of New York Mellon Corp.	342,302	16,218,269
BlackRock, Inc. Class A	39,354	14,975,771
Charles Schwab Corp.	390,516	15,413,667
CME Group, Inc.	109,816	12,667,276
E*TRADE Financial Corp. (b)	88,280	3,058,902
Franklin Resources, Inc.	113,340	4,485,997
Goldman Sachs Group, Inc.	119,707	28,663,841
IntercontinentalExchange, Inc.	192,797	10,877,607
Invesco Ltd.	132,217	4,011,464
Moody's Corp.	53,961	5,086,903
Morgan Stanley	466,903	19,726,652
Northern Trust Corp.	68,703	6,118,002
S&P Global, Inc.	83,898	9,022,391
State Street Corp.	117,440	9,127,437
T. Rowe Price Group, Inc.	78,878	5,936,358
The NASDAQ OMX Group, Inc.	36,808	2,470,553
		176,138,136
Consumer Finance - 0.8%
American Express Co.	248,906	18,438,956
Capital One Financial Corp.	156,384	13,642,940
Discover Financial Services	127,773	9,211,156
Navient Corp.	98,692	1,621,510
Synchrony Financial	254,238	9,221,212
		52,135,774
Diversified Financial Services - 1.6%
Berkshire Hathaway, Inc. Class B (b)	614,399	100,134,749
Leucadia National Corp.	104,622	2,432,462
		102,567,211
Insurance - 2.8%
AFLAC, Inc.	132,107	9,194,647
Allstate Corp.	119,116	8,828,878
American International Group, Inc.	315,894	20,631,037
Aon PLC	85,235	9,506,260
Arthur J. Gallagher & Co.	57,107	2,967,280
Assurant, Inc.	18,390	1,707,695
Chubb Ltd.	150,622	19,900,179
Cincinnati Financial Corp. (a)	48,309	3,659,407
Hartford Financial Services Group, Inc.	122,452	5,834,838
Lincoln National Corp.	74,148	4,913,788
Loews Corp.	89,164	4,175,550
Marsh & McLennan Companies, Inc.	167,152	11,297,804
MetLife, Inc.	355,854	19,176,972
Principal Financial Group, Inc.	86,273	4,991,756
Progressive Corp.	187,697	6,663,244
Prudential Financial, Inc.	139,233	14,488,586
The Travelers Companies, Inc.	91,997	11,262,273
Torchmark Corp.	35,924	2,649,754
Unum Group	75,675	3,324,403
Willis Group Holdings PLC	41,853	5,117,785
XL Group Ltd.	87,680	3,266,957
		173,559,093

TOTAL FINANCIALS		923,877,600

HEALTH CARE - 13.5%
Biotechnology - 2.7%
AbbVie, Inc.	526,256	32,954,151
Alexion Pharmaceuticals, Inc. (b)	72,333	8,849,943
Amgen, Inc.	240,878	35,218,772
Biogen, Inc. (b)	70,467	19,983,032
Celgene Corp. (b)	251,044	29,058,343
Gilead Sciences, Inc.	426,564	30,546,248
Regeneron Pharmaceuticals, Inc. (b)	24,517	8,999,946
Vertex Pharmaceuticals, Inc. (b)	79,925	5,888,075
		171,498,510
Health Care Equipment & Supplies - 2.4%
Abbott Laboratories	477,248	18,331,096
Baxter International, Inc.	157,894	7,001,020
Becton, Dickinson & Co.	68,679	11,369,808
Boston Scientific Corp. (b)	443,186	9,586,113
C.R. Bard, Inc.	23,694	5,323,094
Danaher Corp.	197,117	15,343,587
Dentsply Sirona, Inc.	75,152	4,338,525
Edwards Lifesciences Corp. (b)	69,286	6,492,098
Hologic, Inc. (b)	89,489	3,590,299
Intuitive Surgical, Inc. (b)	12,568	7,970,249
Medtronic PLC	444,650	31,672,420
St. Jude Medical, Inc.	92,639	7,428,721
Stryker Corp.	100,718	12,067,024
The Cooper Companies, Inc.	15,722	2,750,249
Varian Medical Systems, Inc. (a)(b)	30,121	2,704,263
Zimmer Biomet Holdings, Inc.	64,518	6,658,258
		152,626,824
Health Care Providers & Services - 2.6%
Aetna, Inc.	113,644	14,092,992
AmerisourceBergen Corp.	53,958	4,218,976
Anthem, Inc.	85,363	12,272,639
Cardinal Health, Inc.	103,778	7,468,903
Centene Corp. (b)	55,074	3,112,232
Cigna Corp.	83,164	11,093,246
DaVita HealthCare Partners, Inc. (b)	51,319	3,294,680
Envision Healthcare Corp. (b)	37,844	2,395,147
Express Scripts Holding Co. (b)	199,776	13,742,591
HCA Holdings, Inc. (b)	94,759	7,014,061
Henry Schein, Inc. (b)	26,158	3,968,430
Humana, Inc.	48,084	9,810,579
Laboratory Corp. of America Holdings (b)	33,517	4,302,912
McKesson Corp.	73,228	10,284,873
Patterson Companies, Inc. (a)	26,877	1,102,763
Quest Diagnostics, Inc.	44,840	4,120,796
UnitedHealth Group, Inc.	308,100	49,308,324
Universal Health Services, Inc. Class B	29,060	3,091,403
		164,695,547
Health Care Technology - 0.1%
Cerner Corp. (b)	98,106	4,647,281
Life Sciences Tools & Services - 0.6%
Agilent Technologies, Inc.	104,995	4,783,572
Illumina, Inc. (b)	47,288	6,054,756
Mettler-Toledo International, Inc. (b)	8,547	3,577,432
PerkinElmer, Inc.	35,290	1,840,374
Thermo Fisher Scientific, Inc.	128,065	18,069,972
Waters Corp. (b)	25,990	3,492,796
		37,818,902
Pharmaceuticals - 5.1%
Allergan PLC (a)	121,508	25,517,895
Bristol-Myers Squibb Co.	541,090	31,621,300
Eli Lilly & Co.	314,714	23,147,215
Endo International PLC (a)(b)	63,953	1,053,306
Johnson & Johnson	880,619	101,456,115
Mallinckrodt PLC (b)	34,736	1,730,548
Merck & Co., Inc.	892,664	52,551,130
Mylan N.V. (b)	148,387	5,660,964
Perrigo Co. PLC	46,218	3,846,724
Pfizer, Inc.	1,964,659	63,812,124
Zoetis, Inc. Class A	159,677	8,547,510
		318,944,831

TOTAL HEALTH CARE		850,231,895

INDUSTRIALS - 10.2%
Aerospace & Defense - 2.2%
Arconic, Inc.	141,430	2,622,112
General Dynamics Corp.	92,560	15,981,410
L-3 Communications Holdings, Inc.	24,915	3,789,821
Lockheed Martin Corp.	81,426	20,351,614
Northrop Grumman Corp.	57,235	13,311,716
Raytheon Co.	95,179	13,515,418
Rockwell Collins, Inc.	41,913	3,887,850
Textron, Inc.	86,921	4,220,884
The Boeing Co.	186,023	28,960,061
TransDigm Group, Inc. (a)	16,151	4,020,953
United Technologies Corp.	248,399	27,229,498
		137,891,337
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc. (a)	46,027	3,371,938
Expeditors International of Washington, Inc.	58,398	3,092,758
FedEx Corp.	79,223	14,751,323
United Parcel Service, Inc. Class B	222,969	25,561,166
		46,777,185
Airlines - 0.6%
Alaska Air Group, Inc.	39,705	3,523,025
American Airlines Group, Inc.	167,784	7,833,835
Delta Air Lines, Inc.	238,139	11,714,057
Southwest Airlines Co.	200,043	9,970,143
United Continental Holdings, Inc. (b)	93,469	6,812,021
		39,853,081
Building Products - 0.3%
Allegion PLC	30,933	1,979,712
Fortune Brands Home & Security, Inc.	49,645	2,654,022
Johnson Controls International PLC	303,676	12,508,414
Masco Corp.	106,505	3,367,688
		20,509,836
Commercial Services & Supplies - 0.3%
Cintas Corp.	27,565	3,185,411
Pitney Bowes, Inc.	59,864	909,334
Republic Services, Inc.	75,192	4,289,704
Stericycle, Inc. (b)	27,432	2,113,361
Waste Management, Inc.	131,251	9,307,008
		19,804,818
Construction & Engineering - 0.1%
Fluor Corp.	44,916	2,358,988
Jacobs Engineering Group, Inc. (b)	39,166	2,232,462
Quanta Services, Inc. (b)	48,730	1,698,241
		6,289,691
Electrical Equipment - 0.6%
Acuity Brands, Inc. (a)	14,158	3,268,516
AMETEK, Inc.	74,965	3,643,299
Eaton Corp. PLC	146,655	9,839,084
Emerson Electric Co.	207,577	11,572,418
Fortive Corp.	96,980	5,201,037
Rockwell Automation, Inc.	41,735	5,609,184
		39,133,538
Industrial Conglomerates - 2.5%
3M Co.	194,944	34,811,150
General Electric Co.	2,864,670	90,523,572
Honeywell International, Inc.	246,900	28,603,365
Roper Technologies, Inc.	32,688	5,984,519
		159,922,606
Machinery - 1.4%
Caterpillar, Inc.	189,808	17,602,794
Cummins, Inc.	50,041	6,839,103
Deere & Co. (a)	93,306	9,614,250
Dover Corp.	50,067	3,751,520
Flowserve Corp. (a)	42,055	2,020,743
Illinois Tool Works, Inc.	102,976	12,610,441
Ingersoll-Rand PLC	83,222	6,244,979
PACCAR, Inc.	113,066	7,224,917
Parker Hannifin Corp.	43,189	6,046,460
Pentair PLC	53,745	3,013,482
Snap-On, Inc.	18,737	3,209,086
Stanley Black & Decker, Inc.	48,524	5,565,218
Xylem, Inc.	57,799	2,862,206
		86,605,199
Professional Services - 0.3%
Dun & Bradstreet Corp.	11,713	1,421,021
Equifax, Inc.	38,496	4,551,382
Nielsen Holdings PLC	108,351	4,545,324
Robert Half International, Inc.	41,964	2,047,004
Verisk Analytics, Inc. (b)	50,683	4,113,939
		16,678,670
Road & Rail - 0.9%
CSX Corp.	303,347	10,899,258
J.B. Hunt Transport Services, Inc.	28,347	2,751,643
Kansas City Southern	34,831	2,955,410
Norfolk Southern Corp.	94,681	10,232,176
Ryder System, Inc.	17,250	1,284,090
Union Pacific Corp.	266,759	27,657,573
		55,780,150
Trading Companies & Distributors - 0.2%
Fastenal Co. (a)	93,210	4,379,006
United Rentals, Inc. (b)	27,370	2,889,725
W.W. Grainger, Inc. (a)	17,867	4,149,611
		11,418,342

TOTAL INDUSTRIALS		640,664,453

INFORMATION TECHNOLOGY - 20.6%
Communications Equipment - 1.0%
Cisco Systems, Inc.	1,624,819	49,102,030
F5 Networks, Inc. (b)	21,352	3,090,061
Harris Corp.	40,069	4,105,870
Juniper Networks, Inc.	123,518	3,490,619
Motorola Solutions, Inc.	53,777	4,457,576
		64,246,156
Electronic Equipment & Components - 0.4%
Amphenol Corp. Class A	99,582	6,691,910
Corning, Inc.	306,842	7,447,055
FLIR Systems, Inc.	44,276	1,602,348
TE Connectivity Ltd.	114,685	7,945,377
		23,686,690
Internet Software & Services - 4.2%
Akamai Technologies, Inc. (b)	56,353	3,757,618
Alphabet, Inc.:
Class A (b)	96,510	76,479,350
Class C (b)	95,378	73,614,648
eBay, Inc. (b)	336,760	9,998,404
Facebook, Inc. Class A (b)	757,743	87,178,332
VeriSign, Inc. (a)(b)	29,954	2,278,601
Yahoo!, Inc. (b)	284,579	11,004,670
		264,311,623
IT Services - 3.7%
Accenture PLC Class A	200,799	23,519,587
Alliance Data Systems Corp.	18,785	4,292,373
Automatic Data Processing, Inc.	146,166	15,022,941
Cognizant Technology Solutions Corp. Class A (b)	195,776	10,969,329
CSRA, Inc.	46,974	1,495,652
Fidelity National Information Services, Inc.	105,746	7,998,627
Fiserv, Inc. (b)	70,612	7,504,643
Global Payments, Inc.	49,556	3,439,682
IBM Corp.	280,091	46,492,305
MasterCard, Inc. Class A	308,233	31,825,057
Paychex, Inc.	104,510	6,362,569
PayPal Holdings, Inc. (b)	363,478	14,346,477
Teradata Corp. (a)(b)	42,060	1,142,770
The Western Union Co. (a)	157,312	3,416,817
Total System Services, Inc.	53,369	2,616,682
Visa, Inc. Class A	604,715	47,179,864
Xerox Corp.	274,558	2,396,891
		230,022,266
Semiconductors & Semiconductor Equipment - 3.3%
Analog Devices, Inc.	100,105	7,269,625
Applied Materials, Inc.	350,293	11,303,955
Broadcom Ltd.	128,688	22,748,178
First Solar, Inc. (a)(b)	24,769	794,837
Intel Corp.	1,534,220	55,646,159
KLA-Tencor Corp.	50,320	3,959,178
Lam Research Corp.	52,927	5,595,972
Linear Technology Corp.	77,328	4,821,401
Microchip Technology, Inc. (a)	69,447	4,455,025
Micron Technology, Inc. (b)	334,162	7,324,831
NVIDIA Corp. (a)	174,508	18,626,984
Qorvo, Inc. (a)(b)	41,254	2,175,323
Qualcomm, Inc.	478,198	31,178,510
Skyworks Solutions, Inc.	60,472	4,514,840
Texas Instruments, Inc.	323,581	23,611,706
Xilinx, Inc.	81,759	4,935,791
		208,962,315
Software - 4.3%
Activision Blizzard, Inc.	221,814	8,009,704
Adobe Systems, Inc. (b)	160,726	16,546,742
Autodesk, Inc. (b)	62,988	4,661,742
CA Technologies, Inc.	101,349	3,219,858
Citrix Systems, Inc. (b)	50,234	4,486,399
Electronic Arts, Inc. (b)	97,861	7,707,532
Intuit, Inc.	79,035	9,058,201
Microsoft Corp.	2,516,973	156,404,702
Oracle Corp.	970,725	37,324,376
Red Hat, Inc. (b)	58,408	4,071,038
Salesforce.com, Inc. (b)	206,851	14,161,019
Symantec Corp.	202,117	4,828,575
		270,479,888
Technology Hardware, Storage & Peripherals - 3.7%
Apple, Inc.	1,726,151	199,922,808
Hewlett Packard Enterprise Co.	539,631	12,487,061
HP, Inc.	551,863	8,189,647
NetApp, Inc.	89,874	3,169,856
Seagate Technology LLC	96,302	3,675,847
Western Digital Corp.	92,502	6,285,511
		233,730,730

TOTAL INFORMATION TECHNOLOGY		1,295,439,668

MATERIALS - 2.8%
Chemicals - 2.1%
Air Products & Chemicals, Inc.	70,569	10,149,234
Albemarle Corp. U.S.	36,257	3,121,003
CF Industries Holdings, Inc. (a)	75,199	2,367,265
E.I. du Pont de Nemours & Co.	281,554	20,666,064
Eastman Chemical Co.	47,642	3,583,155
Ecolab, Inc.	84,651	9,922,790
FMC Corp.	43,162	2,441,243
International Flavors & Fragrances, Inc. (a)	25,672	3,024,932
LyondellBasell Industries NV Class A	108,301	9,290,060
Monsanto Co.	141,791	14,917,831
PPG Industries, Inc.	85,882	8,138,178
Praxair, Inc.	92,592	10,850,856
Sherwin-Williams Co.	26,203	7,041,794
The Dow Chemical Co.	363,448	20,796,495
The Mosaic Co.	112,960	3,313,117
		129,624,017
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	20,463	4,533,168
Vulcan Materials Co.	42,920	5,371,438
		9,904,606
Containers & Packaging - 0.3%
Avery Dennison Corp.	28,663	2,012,716
Ball Corp.	56,202	4,219,084
International Paper Co.	132,639	7,037,825
Sealed Air Corp.	63,083	2,860,183
WestRock Co.	81,121	4,118,513
		20,248,321
Metals & Mining - 0.3%
Freeport-McMoRan, Inc. (b)	407,249	5,371,614
Newmont Mining Corp.	171,149	5,831,046
Nucor Corp.	102,690	6,112,109
		17,314,769

TOTAL MATERIALS		177,091,713

REAL ESTATE - 2.9%
Equity Real Estate Investment Trusts (REITs) - 2.8%
American Tower Corp.	137,931	14,576,548
Apartment Investment & Management Co. Class A	50,519	2,296,089
AvalonBay Communities, Inc.	44,292	7,846,328
Boston Properties, Inc.	49,576	6,235,669
Crown Castle International Corp.	116,318	10,092,913
Digital Realty Trust, Inc. (a)	51,264	5,037,201
Equinix, Inc.	23,157	8,276,543
Equity Residential (SBI)	117,914	7,588,945
Essex Property Trust, Inc.	21,126	4,911,795
Extra Space Storage, Inc. (a)	40,574	3,133,936
Federal Realty Investment Trust (SBI)	23,901	3,396,571
General Growth Properties, Inc.	188,353	4,705,058
HCP, Inc.	150,824	4,482,489
Host Hotels & Resorts, Inc.	239,486	4,511,916
Iron Mountain, Inc.	78,971	2,564,978
Kimco Realty Corp.	139,727	3,515,531
Mid-America Apartment Communities, Inc.	36,617	3,585,537
Prologis, Inc.	171,750	9,066,683
Public Storage	48,352	10,806,672
Realty Income Corp.	83,405	4,794,119
Simon Property Group, Inc.	101,848	18,095,334
SL Green Realty Corp.	33,084	3,558,184
The Macerich Co.	38,916	2,756,809
UDR, Inc.	86,143	3,142,497
Ventas, Inc. (a)	115,050	7,192,926
Vornado Realty Trust	55,426	5,784,812
Welltower, Inc.	118,061	7,901,823
Weyerhaeuser Co.	241,510	7,267,036
		177,124,942
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (b)	96,356	3,034,250

TOTAL REAL ESTATE		180,159,192

TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 2.6%
AT&T, Inc.	1,988,373	84,565,504
CenturyLink, Inc. (a)	176,113	4,187,967
Frontier Communications Corp. (a)	378,387	1,278,948
Level 3 Communications, Inc. (b)	93,936	5,294,233
Verizon Communications, Inc.	1,320,007	70,461,974
		165,788,626
UTILITIES - 3.1%
Electric Utilities - 1.9%
Alliant Energy Corp.	73,329	2,778,436
American Electric Power Co., Inc.	158,606	9,985,834
Duke Energy Corp.	224,671	17,438,963
Edison International	105,094	7,565,717
Entergy Corp.	57,732	4,241,570
Eversource Energy	102,318	5,651,023
Exelon Corp.	299,572	10,631,810
FirstEnergy Corp.	137,155	4,247,690
NextEra Energy, Inc.	151,489	18,096,876
PG&E Corp.	165,388	10,050,629
Pinnacle West Capital Corp.	35,861	2,798,234
PPL Corp.	220,980	7,524,369
Southern Co.	318,405	15,662,342
Xcel Energy, Inc.	163,846	6,668,532
		123,342,025
Independent Power and Renewable Electricity Producers - 0.0%
NRG Energy, Inc.	101,698	1,246,817
The AES Corp.	212,597	2,470,377
		3,717,194
Multi-Utilities - 1.1%
Ameren Corp.	78,264	4,105,729
CenterPoint Energy, Inc.	138,922	3,423,038
CMS Energy Corp.	90,004	3,745,966
Consolidated Edison, Inc.	98,193	7,234,860
Dominion Resources, Inc.	203,909	15,617,390
DTE Energy Co.	57,880	5,701,759
NiSource, Inc.	103,927	2,300,944
Public Service Enterprise Group, Inc.	163,190	7,160,777
SCANA Corp. (a)	46,100	3,378,208
Sempra Energy	80,577	8,109,269
WEC Energy Group, Inc.	101,807	5,970,981
		66,748,921
Water Utilities - 0.1%
American Water Works Co., Inc.	57,385	4,152,379

TOTAL UTILITIES		197,960,519

TOTAL COMMON STOCKS
(Cost $3,544,200,129)		6,237,737,209
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.51% 3/30/17 (c)
(Cost $1,997,541)	2,000,000	1,997,623
	Shares	Value

Money Market Funds - 3.9%
Fidelity Cash Central Fund, 0.60% (d)	46,859,166	$46,868,538
Fidelity Securities Lending Cash Central Fund 0.65% (d)(e)	196,667,858	196,687,525
TOTAL MONEY MARKET FUNDS
(Cost $243,529,188)		243,556,063
TOTAL INVESTMENT PORTFOLIO - 103.0%
(Cost $3,789,726,858)		6,483,290,895
NET OTHER ASSETS (LIABILITIES) - (3.0)%		(188,990,292)
NET ASSETS - 100%		$6,294,300,603

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
501 CME E-mini S&P 500 Index Contracts (United States)	March 2017	56,016,810	$(117,777)

The face value of futures purchased as a percentage of Net Assets is 0.9%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,997,623.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$306,042
Fidelity Securities Lending Cash Central Fund	720,513
Total	$1,026,555

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$750,636,470	$750,636,470	$--	$--
Consumer Staples	584,473,375	584,473,375	--	--
Energy	471,413,698	471,413,698	--	--
Financials	923,877,600	923,877,600	--	--
Health Care	850,231,895	850,231,895	--	--
Industrials	640,664,453	640,664,453	--	--
Information Technology	1,295,439,668	1,295,439,668	--	--
Materials	177,091,713	177,091,713	--	--
Real Estate	180,159,192	180,159,192	--	--
Telecommunication Services	165,788,626	165,788,626	--	--
Utilities	197,960,519	197,960,519	--	--
U.S. Government and Government Agency Obligations	1,997,623	--	1,997,623	--
Money Market Funds	243,556,063	243,556,063	--	--
Total Investments in Securities:	$6,483,290,895	$6,481,293,272	$1,997,623	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(117,777)	$(117,777)	$--	$--
Total Liabilities	$(117,777)	$(117,777)	$--	$--
Total Derivative Instruments:	$(117,777)	$(117,777)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(117,777)
Total Equity Risk	0	(117,777)
Total Value of Derivatives	$0	$(117,777)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $191,182,416) — See accompanying schedule: Unaffiliated issuers (cost $3,546,197,670)	$6,239,734,832
Fidelity Central Funds (cost $243,529,188)	243,556,063
Total Investments (cost $3,789,726,858)		$6,483,290,895
Receivable for investments sold		75,299
Receivable for fund shares sold		3,339,774
Dividends receivable		7,902,932
Distributions receivable from Fidelity Central Funds		133,905
Other receivables		270,165
Total assets		6,495,012,970
Liabilities
Payable for fund shares redeemed	3,007,654
Accrued management fee	235,622
Distribution and service plan fees payable	259,621
Payable for daily variation margin for derivative instruments	206,835
Other affiliated payables	288,041
Other payables and accrued expenses	37,667
Collateral on Securities Loaned	196,676,927
Total liabilities		200,712,367
Net Assets		$6,294,300,603
Net Assets consist of:
Paid in capital		$3,573,791,981
Undistributed net investment income		20,741,251
Accumulated undistributed net realized gain (loss) on investments		6,321,111
Net unrealized appreciation (depreciation) on investments		2,693,446,260
Net Assets		$6,294,300,603
Initial Class:
Net Asset Value, offering price and redemption price per share ($5,001,375,135 ÷ 21,988,289 shares)		$227.46
Service Class:
Net Asset Value, offering price and redemption price per share ($77,696,999 ÷ 342,729 shares)		$226.70
Service Class 2:
Net Asset Value, offering price and redemption price per share ($1,215,228,469 ÷ 5,407,806 shares)		$224.72

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$113,944,148
Interest		8,414
Income from Fidelity Central Funds		1,026,555
Total income		114,979,117
Expenses
Management fee	$2,379,347
Transfer agent fees	2,908,091
Distribution and service plan fees	2,153,264
Independent trustees' fees and expenses	22,325
Interest	845
Miscellaneous	12,857
Total expenses before reductions	7,476,729
Expense reductions	(1,189)	7,475,540
Net investment income (loss)		107,503,577
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	9,120,207
Fidelity Central Funds	(8,258)
Futures contracts	8,570,594
Total net realized gain (loss)		17,682,543
Change in net unrealized appreciation (depreciation) on: Investment securities	474,464,001
Futures contracts	(120,684)
Total change in net unrealized appreciation (depreciation)		474,343,317
Net gain (loss)		492,025,860
Net increase (decrease) in net assets resulting from operations		$599,529,437

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$107,503,577	$88,948,271
Net realized gain (loss)	17,682,543	1,501,492
Change in net unrealized appreciation (depreciation)	474,343,317	(53,235,474)
Net increase (decrease) in net assets resulting from operations	599,529,437	37,214,289
Distributions to shareholders from net investment income	(86,820,037)	(94,599,871)
Distributions to shareholders from net realized gain	(4,792,061)	(2,817,105)
Total distributions	(91,612,098)	(97,416,976)
Share transactions - net increase (decrease)	1,042,741,643	449,403,160
Total increase (decrease) in net assets	1,550,658,982	389,200,473
Net Assets
Beginning of period	4,743,641,621	4,354,441,148
End of period	$6,294,300,603	$4,743,641,621
Other Information
Undistributed net investment income end of period	$20,741,251	$151,183

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Index 500 Portfolio Initial Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$206.43	$208.12	$186.29	$144.91	$129.33
Income from Investment Operations
Net investment income (loss)A	4.42	4.15	3.75	3.31	3.12
Net realized and unrealized gain (loss)	20.06	(1.44)	21.58	42.98	17.29
Total from investment operations	24.48	2.71	25.33	46.29	20.41
Distributions from net investment income	(3.23)	(4.26)	(3.31)	(3.27)	(3.06)
Distributions from net realized gain	(.22)	(.13)	(.18)	(1.64)	(1.77)
Total distributions	(3.45)	(4.40)B	(3.50)C	(4.91)	(4.83)
Net asset value, end of period	$227.46	$206.43	$208.12	$186.29	$144.91
Total ReturnD,E	11.86%	1.33%	13.57%	32.25%	15.91%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	2.07%	1.98%	1.91%	1.98%	2.20%
Supplemental Data
Net assets, end of period (000 omitted)	$5,001,375	$4,103,865	$3,823,973	$3,163,673	$2,294,364
Portfolio turnover rateH	6%	9%	3%	5%	5%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $4.40 per share is comprised of distributions from net investment income of $4.262 and distributions from net realized gain of $.133 per share.

 C Total distributions of $3.50 per share is comprised of distributions from net investment income of $3.314 and distributions from net realized gain of $.184 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Index 500 Portfolio Service Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$205.82	$207.49	$185.77	$144.53	$129.00
Income from Investment Operations
Net investment income (loss)A	4.19	3.93	3.54	3.13	2.97
Net realized and unrealized gain (loss)	19.97	(1.43)	21.50	42.85	17.25
Total from investment operations	24.16	2.50	25.04	45.98	20.22
Distributions from net investment income	(3.07)	(4.03)	(3.14)	(3.10)	(2.92)
Distributions from net realized gain	(.22)	(.13)	(.18)	(1.64)	(1.77)
Total distributions	(3.28)B	(4.17)C	(3.32)	(4.74)	(4.69)
Net asset value, end of period	$226.70	$205.82	$207.49	$185.77	$144.53
Total ReturnD,E	11.75%	1.24%	13.46%	32.12%	15.80%
Ratios to Average Net AssetsF,G
Expenses before reductions	.20%	.20%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.97%	1.88%	1.81%	1.88%	2.10%
Supplemental Data
Net assets, end of period (000 omitted)	$77,697	$64,618	$64,442	$55,066	$41,443
Portfolio turnover rateH	6%	9%	3%	5%	5%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $3.28 per share is comprised of distributions from net investment income of $3.068 and distributions from net realized gain of $.216 per share.

 C Total distributions of $4.17 per share is comprised of distributions from net investment income of $4.033 and distributions from net realized gain of $.133 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Index 500 Portfolio Service Class 2

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$204.25	$206.02	$184.56	$143.64	$128.24
Income from Investment Operations
Net investment income (loss)A	3.88	3.59	3.23	2.86	2.74
Net realized and unrealized gain (loss)	19.76	(1.42)	21.34	42.56	17.14
Total from investment operations	23.64	2.17	24.57	45.42	19.88
Distributions from net investment income	(2.95)	(3.80)	(2.92)	(2.86)	(2.71)
Distributions from net realized gain	(.22)	(.13)	(.18)	(1.64)	(1.77)
Total distributions	(3.17)	(3.94)B	(3.11)C	(4.50)	(4.48)
Net asset value, end of period	$224.72	$204.25	$206.02	$184.56	$143.64
Total ReturnD,E	11.58%	1.08%	13.29%	31.92%	15.62%
Ratios to Average Net AssetsF,G
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.82%	1.73%	1.66%	1.73%	1.95%
Supplemental Data
Net assets, end of period (000 omitted)	$1,215,228	$575,158	$466,026	$367,122	$274,104
Portfolio turnover rateH	6%	9%	3%	5%	5%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $3.94 per share is comprised of distributions from net investment income of $3.804 and distributions from net realized gain of $.133 per share.

 C Total distributions of $3.11 per share is comprised of distributions from net investment income of $2.923 and distributions from net realized gain of $.184 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

VIP Index 500 Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, market discount, deferred trustees compensation and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$2,819,043,038
Gross unrealized depreciation	(138,630,077)
Net unrealized appreciation (depreciation) on securities	$2,680,412,961
Tax Cost	$3,802,877,934

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$20,773,123
Undistributed long-term capital gain	$19,360,249
Net unrealized appreciation (depreciation) on securities and other investments	$2,680,412,961

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$86,820,037	$ 95,404,758
Long-term Capital Gains	4,792,061	2,012,218
Total	$91,612,098	$ 97,416,976

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $8,570,594 and a change in net unrealized appreciation (depreciation) of $(120,684) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,403,412,959 and $308,678,932, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .045% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense, including commitment fees. In addition, under an expense contract, the investment adviser pays class-level expenses as necessary so that total expenses do not exceed an annual rate of .10% of each class' average net assets, excluding the distribution and service fee for each applicable class, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$67,836
Service Class 2	2,085,428
$2,153,264

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing, and shareholder servicing agent for each class. FIIOC receives asset-based fees of .07% of each class's average net assets for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements. Under the expense contract, each class pays a portion of the transfer agent fees equal to an annual rate of .055% of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$2,411,987
Service Class	37,310
Service Class 2	458,794
$2,908,091

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$9,637,000.63%		$845

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $12,857 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $720,513.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $1,189.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Initial Class	$70,054,010	$81,979,682
Service Class	1,039,558	1,236,538
Service Class 2	15,726,469	11,383,651
Total	$86,820,037	$94,599,871
From net realized gain
Initial Class	$4,273,944	$2,464,544
Service Class	67,680	40,908
Service Class 2	450,437	311,653
Total	$4,792,061	$2,817,105

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Initial Class
Shares sold	3,632,858	3,162,148	$784,242,215	$663,026,404
Reinvestment of distributions	327,219	415,051	74,327,954	84,444,226
Shares redeemed	(1,851,642)	(2,070,988)	(392,431,867)	(432,681,340)
Net increase (decrease)	2,108,435	1,506,211	$466,138,302	$314,789,290
Service Class
Shares sold	52,986	36,097	$11,566,212	$7,586,924
Reinvestment of distributions	4,894	6,296	1,107,238	1,277,446
Shares redeemed	(29,110)	(39,010)	(6,156,452)	(8,131,171)
Net increase (decrease)	28,770	3,383	$6,516,998	$733,199
Service Class 2
Shares sold	3,813,500	2,406,847	$812,723,011	$505,411,905
Reinvestment of distributions	71,615	58,109	16,176,906	11,695,304
Shares redeemed	(1,293,305)	(1,911,012)	(258,813,574)	(383,226,538)
Net increase (decrease)	2,591,810	553,944	$570,086,343	$133,880,671

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 37% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Index 500 Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Index 500 Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 14, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 169 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Initial Class	.10%
Actual		$1,000.00	$1,077.70	$.52
Hypothetical-C		$1,000.00	$1,024.63	$.51
Service Class	.20%
Actual		$1,000.00	$1,077.20	$1.04
Hypothetical-C		$1,000.00	$1,024.13	$1.02
Service Class 2.35%
Actual		$1,000.00	$1,076.40	$1.83
Hypothetical-C		$1,000.00	$1,023.38	$1.78

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Index 500 Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Index 500 Portfolio
Initial Class	02/10/2017	02/10/2017	$0.760	$0.691
Service Class	02/10/2017	02/10/2017	$0.726	$0.691
Service Class 2	02/10/2017	02/10/2017	$0.675	$0.691

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $19,384,541, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 4% and 100%; Service Class designates 4% and 100%; and Service Class 2 designates 4% and 100%; of the dividends distributed in February and December 2016, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Index 500 Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement with Geode Capital Management, LLC (Geode). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against the securities market index the fund seeks to track and a peer group of funds with similar objectives ("peer group"), if any. The Board also periodically considers the fund's tracking error versus its benchmark index. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that an index fund's performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to a fund's benchmark index, over appropriate time periods taking into account relevant factors including the following: general market conditions; the characteristics of the fund's benchmark index; the extent to which statistical sampling is employed; any securities lending revenues; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Index 500 Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Broadridge peer group used by the Board for performance comparisons because the Total Mapped Group combines several Broadridge investment objective categories while the Broadridge peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in "fund-level" non-management expenses. The Board noted that, although FMR does not pay transfer agent fees or other "class-level" expenses under the fund's management contract, such expenses (excluding 12b-1 fees, if applicable) may be paid by FMR pursuant to expense limitation arrangements in effect for the fund and, as a result, are also subtracted from the management fee for purposes of calculating the hypothetical "net management fee."

VIP Index 500 Portfolio

The Board noted that the fund's hypothetical net management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

Furthermore, the Board considered that it had approved an amended and restated management contract for the fund (effective September 1, 2011) that lowered the fund's management fee rate from 0.10% to 0.045%. The Board considered that the chart reflects the fund's lower management fee rate for 2011, as if the lower fee rate were in effect for the entire year.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's hypothetical net management fee rate as well as the fund's gross management fee rate. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board considered the total expense ratio of the fund, after the effect of the contractual expense cap arrangements discussed below. The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

The Board considered that current contractual arrangements for the fund oblige FMR to pay all "class-level" expenses of each class of the fund to the extent necessary to limit total operating expenses, with certain exceptions, as follows: Initial Class: 0.10%; Service Class: 0.20%; and Service Class 2: 0.35%. These contractual arrangements may not be amended to increase the fees or expenses payable by each class except by a vote of a majority of the Board and by a vote of a majority of the outstanding voting securities of the applicable class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board recognized that due to the fund's current contractual arrangements its expense ratio will not decline if the fund's operating costs decrease as assets grow, or rise as assets decrease. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPIDX-ANN-0217
1.540028.119

Fidelity® Variable Insurance Products: International Capital Appreciation Portfolio Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Initial Class	(2.98)%	9.58%	2.61%
Service Class	(3.11)%	9.46%	2.51%
Service Class 2	(3.18)%	9.31%	2.37%
Investor Class	(3.01)%	9.49%	2.53%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP International Capital Appreciation Portfolio - Initial Class on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$12,934	VIP International Capital Appreciation Portfolio - Initial Class
$11,164	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities gained 4.68% in 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concern about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies. The U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely from mid-February until the U.K.’s late-June vote to exit the European Union (Brexit) touched off near-tumult in global markets. After a sharp initial rebound, the MSCI index traced a generally upward arc through year-end, with only a modest retreat in the fourth quarter. Regionally, Canada (+25%) and emerging markets (+12%) benefited from rising commodity prices. Meanwhile, Japan (+3%) lagged the index and the rest of the Asia Pacific group (+6%). Europe (+1%) and the U.K. (-1%) were beset by Brexit stress. Among sectors, energy (+32%) and materials (+28%) overcame early-2016 lows. Information technology (+11%) also performed well. Financials (+5%) benefited from rising interest rates, which conversely proved a drag on the recently created real estate sector (+2%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-13%) suffered amid political and regulatory uncertainty both before and after the U.S. presidential election.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund’s share classes returned roughly -3%, considerably behind the 4.68% return of the benchmark MSCI ACWI ex USA Index. Versus the benchmark, positioning detracted across all major geographical regions and most market sectors. In particular, a negligible allocation to energy, by far the strongest-performing sector this period, curbed the fund’s relative result. This group was home to the fund’s largest relative detractor: Netherlands-based Royal Dutch Shell, a strong-performing index name we didn't own. Not owning South Korean electronics conglomerate Samsung Electronics also hampered relative results and was representative of my weak stock selection in the information technology sector. Overweighting Denmark-based Novo Nordisk, a specialist in treatments for diabetes patients, worked against us as well, and I sold out of the stock in November. Moreover, seven of the 20 largest relative detractors this period were U.K.-based names I overweighted. Conversely, picks in health care and a zero weighting in utilities modestly bolstered results. Geographically, non-benchmark exposure to the U.S. helped. Three of the fund’s five largest relative contributors were weak-performing drug stocks in the benchmark that either I significantly underweighted or the fund didn't own at all: Novartis and Roche Holding, both based in Switzerland, and Canada’s Valeant Pharmaceuticals International.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2016
United States of America*	21.4%
United Kingdom	13.3%
Japan	6.9%
Germany	5.9%
France	5.4%
India	5.3%
Switzerland	4.3%
Canada	3.7%
Ireland	3.5%
Other	30.3%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of June 30, 2016
United States of America*	20.8%
United Kingdom	12.7%
Japan	10.7%
Germany	6.7%
France	3.9%
India	3.9%
Ireland	3.6%
Australia	3.2%
Cayman Islands	2.5%
Other	32.0%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.7	98.9
Short-Term Investments and Net Other Assets (Liabilities)	1.3	1.1

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA (Switzerland, Food Products)	1.9	0.0
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	1.3	1.2
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR (Taiwan, Semiconductors & Semiconductor Equipment)	1.3	1.1
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	1.2	1.2
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	1.1	0.8
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.0	1.1
Naspers Ltd. Class N (South Africa, Media)	1.0	0.9
SAP AG (Germany, Software)	1.0	0.0
AIA Group Ltd. (Hong Kong, Insurance)	0.9	0.9
Reckitt Benckiser Group PLC (United Kingdom, Household Products)	0.9	0.8
	11.6

Top Market Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Industrials	20.1	14.3
Information Technology	18.2	17.5
Consumer Discretionary	15.2	16.4
Consumer Staples	14.2	17.8
Financials	11.8	11.6
Materials	7.6	7.5
Health Care	7.1	11.7
Real Estate	3.4	0.0
Energy	0.6	0.5
Telecommunication Services	0.5	1.6

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
Australia - 1.9%
Amcor Ltd.	102,872	$1,109,852
CSL Ltd.	17,734	1,282,520
realestate.com.au Ltd.	23,933	953,891

TOTAL AUSTRALIA		3,346,263

Bailiwick of Jersey - 2.0%
Experian PLC	58,900	1,142,541
Wolseley PLC	18,798	1,147,546
WPP PLC	57,900	1,288,473

TOTAL BAILIWICK OF JERSEY		3,578,560

Belgium - 1.0%
Anheuser-Busch InBev SA NV	17,700	1,873,438
Bermuda - 0.6%
Credicorp Ltd. (United States)	6,300	994,518
Brazil - 1.2%
Kroton Educacional SA	251,300	1,013,790
Ultrapar Participacoes SA	52,300	1,083,429

TOTAL BRAZIL		2,097,219

Canada - 3.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	24,200	1,097,305
Canadian National Railway Co.	20,500	1,379,645
Canadian Pacific Railway Ltd.	7,500	1,070,048
CCL Industries, Inc. Class B	4,720	927,372
Constellation Software, Inc.	2,550	1,158,758
Waste Connection, Inc. (Canada)	11,400	894,407

TOTAL CANADA		6,527,535

Cayman Islands - 2.4%
Alibaba Group Holding Ltd. sponsored ADR (a)	22,230	1,952,016
Tencent Holdings Ltd.	99,850	2,421,074

TOTAL CAYMAN ISLANDS		4,373,090

Denmark - 1.1%
Coloplast A/S Series B	15,200	1,023,851
DSV de Sammensluttede Vognmaend A/S	22,000	978,747

TOTAL DENMARK		2,002,598

Finland - 0.6%
Sampo Oyj (A Shares)	24,300	1,086,274
France - 5.4%
Christian Dior SA	5,200	1,090,651
Dassault Systemes SA	13,200	1,005,858
Essilor International SA	10,886	1,230,140
L'Oreal SA	7,540	1,376,273
LVMH Moet Hennessy - Louis Vuitton SA	7,753	1,478,277
Orpea	12,400	1,001,938
Sodexo SA	10,260	1,179,381
VINCI SA	20,100	1,368,940

TOTAL FRANCE		9,731,458

Germany - 5.9%
CTS Eventim AG	30,593	964,501
Fresenius Medical Care AG & Co. KGaA	13,100	1,107,224
Fresenius SE & Co. KGaA	16,200	1,266,351
HeidelbergCement Finance AG	11,400	1,063,579
Henkel AG & Co. KGaA	13,648	1,422,003
SAP AG	20,524	1,775,429
Scout24 Holding GmbH (a)	26,333	937,610
Symrise AG	17,700	1,077,483
Wirecard AG (b)	22,400	964,160

TOTAL GERMANY		10,578,340

Hong Kong - 0.9%
AIA Group Ltd.	299,800	1,679,432
India - 5.3%
Amara Raja Batteries Ltd.	70,777	906,447
Asian Paints Ltd.	73,243	960,394
HDFC Bank Ltd.	53,943	1,047,499
Housing Development Finance Corp. Ltd.	71,604	1,330,407
IndusInd Bank Ltd.	64,869	1,057,595
ITC Ltd.	318,612	1,133,001
LIC Housing Finance Ltd.	115,982	955,273
Maruti Suzuki India Ltd.	13,550	1,060,708
Zee Entertainment Enterprises Ltd.	161,230	1,074,913

TOTAL INDIA		9,526,237

Indonesia - 1.3%
PT Bank Central Asia Tbk	975,800	1,122,650
PT Bank Rakyat Indonesia Tbk	1,291,400	1,119,102

TOTAL INDONESIA		2,241,752

Ireland - 3.5%
Accenture PLC Class A	8,000	937,040
Allegion PLC	14,630	936,320
CRH PLC	37,700	1,307,406
James Hardie Industries PLC CDI	62,187	985,953
Kerry Group PLC Class A	14,630	1,045,678
Kingspan Group PLC (Ireland)	37,200	1,010,291

TOTAL IRELAND		6,222,688

Israel - 0.5%
Frutarom Industries Ltd.	17,000	869,849
Italy - 1.7%
Atlantia SpA	46,212	1,082,839
Buzzi Unicem SpA	38,200	905,155
Recordati SpA	35,330	1,001,158

TOTAL ITALY		2,989,152

Japan - 6.9%
Benefit One, Inc.	38,500	954,965
Daikin Industries Ltd.	11,700	1,074,648
Daito Trust Construction Co. Ltd.	6,900	1,037,878
Kansai Paint Co. Ltd.	55,000	1,013,176
Keyence Corp.	1,924	1,320,255
Misumi Group, Inc.	53,400	879,073
Recruit Holdings Co. Ltd.	26,300	1,055,375
Relo Holdings Corp.	6,900	983,564
Seria Co. Ltd.	13,900	945,497
Start Today Co. Ltd.	58,600	1,012,307
Sundrug Co. Ltd.	14,400	996,757
Tsuruha Holdings, Inc.	10,700	1,016,214

TOTAL JAPAN		12,289,709

Kenya - 0.5%
Safaricom Ltd.	4,826,400	901,977
Korea (South) - 1.2%
AMOREPACIFIC Group, Inc.	9,503	1,046,920
LG Household & Health Care Ltd.	1,467	1,041,386

TOTAL KOREA (SOUTH)		2,088,306

Luxembourg - 0.5%
Eurofins Scientific SA	2,140	912,332
Mexico - 1.0%
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	107,100	880,787
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	63,465	914,395

TOTAL MEXICO		1,795,182

Netherlands - 1.5%
ASML Holding NV (Netherlands)	11,700	1,311,224
RELX NV	76,997	1,295,080

TOTAL NETHERLANDS		2,606,304

New Zealand - 1.6%
Auckland International Airport Ltd.	217,496	944,340
Fisher & Paykel Healthcare Corp.	163,174	965,801
Ryman Healthcare Group Ltd.	156,435	881,357

TOTAL NEW ZEALAND		2,791,498

Philippines - 1.2%
Ayala Corp.	5,440	80,120
SM Investments Corp.	75,943	1,002,886
SM Prime Holdings, Inc.	1,741,700	995,518

TOTAL PHILIPPINES		2,078,524

South Africa - 2.1%
Capitec Bank Holdings Ltd.	18,809	951,834
FirstRand Ltd.	271,000	1,049,172
Naspers Ltd. Class N	12,260	1,789,858

TOTAL SOUTH AFRICA		3,790,864

Spain - 1.2%
Aena SA	7,170	978,533
Amadeus IT Holding SA Class A	23,830	1,082,904

TOTAL SPAIN		2,061,437

Sweden - 1.7%
ASSA ABLOY AB (B Shares)	59,980	1,109,848
Hexagon AB (B Shares)	28,500	1,018,237
Indutrade AB	48,400	972,186

TOTAL SWEDEN		3,100,271

Switzerland - 4.3%
Geberit AG (Reg.)	2,640	1,058,281
Givaudan SA	630	1,154,454
Kaba Holding AG (B Shares) (Reg.)	1,260	936,679
Nestle SA	46,735	3,347,979
Sika AG	230	1,104,940

TOTAL SWITZERLAND		7,602,333

Taiwan - 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	80,300	2,308,625
Thailand - 0.5%
Airports of Thailand PCL (For. Reg.)	88,000	978,597
United Kingdom - 13.3%
Ascential PLC	279,527	929,776
Ashtead Group PLC	54,200	1,055,378
Auto Trader Group PLC	193,800	976,852
Big Yellow Group PLC	110,100	930,136
Booker Group PLC	443,600	959,446
British American Tobacco PLC (United Kingdom)	37,400	2,119,661
Bunzl PLC	40,358	1,048,958
Compass Group PLC	73,582	1,359,910
Dignity PLC	30,236	920,765
Halma PLC	87,100	963,395
Howden Joinery Group PLC	207,552	981,711
Imperial Tobacco Group PLC	33,062	1,443,413
InterContinental Hotel Group PLC	22,500	1,008,781
Intertek Group PLC	24,600	1,055,336
London Stock Exchange Group PLC	30,300	1,088,138
Provident Financial PLC	28,200	990,132
Prudential PLC	72,763	1,452,166
Reckitt Benckiser Group PLC	18,330	1,552,697
Rightmove PLC	20,136	968,553
Sage Group PLC	123,100	993,690
St. James's Place Capital PLC	76,900	960,984

TOTAL UNITED KINGDOM		23,759,878

United States of America - 20.1%
A.O. Smith Corp.	18,526	877,206
Acuity Brands, Inc.	4,070	939,600
Adobe Systems, Inc. (a)	9,700	998,615
Alphabet, Inc. Class C (a)	1,268	978,668
Altria Group, Inc.	14,000	946,680
Amazon.com, Inc. (a)	1,262	946,336
American Tower Corp.	9,400	993,392
Amphenol Corp. Class A	13,088	879,514
AutoZone, Inc. (a)	1,078	851,394
Domino's Pizza, Inc.	5,220	831,233
Equifax, Inc.	8,330	984,856
Facebook, Inc. Class A (a)	8,300	954,915
Fiserv, Inc. (a)	9,116	968,848
FleetCor Technologies, Inc. (a)	6,700	948,184
Gartner, Inc. (a)	8,790	888,405
Henry Schein, Inc. (a)	6,340	961,841
Home Depot, Inc.	6,870	921,130
Lowe's Companies, Inc.	13,100	931,672
Masco Corp.	29,500	932,790
MasterCard, Inc. Class A	9,450	975,713
MercadoLibre, Inc.	6,100	952,454
Mettler-Toledo International, Inc. (a)	2,617	1,095,372
Microsoft Corp.	14,800	919,672
Molson Coors Brewing Co. Class B	9,900	963,369
Moody's Corp.	9,500	895,565
MSCI, Inc.	12,000	945,360
NIKE, Inc. Class B	18,690	950,013
O'Reilly Automotive, Inc. (a)	3,260	907,617
Philip Morris International, Inc.	11,100	1,015,539
Priceline Group, Inc. (a)	613	898,695
Public Storage	4,400	983,400
Reynolds American, Inc.	16,600	930,264
S&P Global, Inc.	8,711	936,781
Service Corp. International	33,300	945,720
Sherwin-Williams Co.	3,770	1,013,150
Starbucks Corp.	16,100	893,872
TransDigm Group, Inc.	4,020	1,000,819
Visa, Inc. Class A	12,680	989,294

TOTAL UNITED STATES OF AMERICA		35,947,948

TOTAL COMMON STOCKS
(Cost $158,483,525)		174,732,188

Nonconvertible Preferred Stocks - 0.8%
Brazil - 0.8%
Itau Unibanco Holding SA sponsored ADR
(Cost $1,319,789)	127,100	1,306,588

Money Market Funds - 1.8%
Fidelity Cash Central Fund, 0.60% (c)	2,207,217	2,207,658
Fidelity Securities Lending Cash Central Fund 0.65% (c)(d)	1,005,115	1,005,216
TOTAL MONEY MARKET FUNDS
(Cost $3,212,874)		3,212,874
TOTAL INVESTMENT PORTFOLIO - 100.5%
(Cost $163,016,188)		179,251,650
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(803,337)
NET ASSETS - 100%		$178,448,313

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,227
Fidelity Securities Lending Cash Central Fund	70,103
Total	$76,330

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$27,149,161	$20,218,853	$6,930,308	$--
Consumer Staples	25,328,023	18,307,686	7,020,337	--
Energy	1,083,429	--	1,083,429	--
Financials	21,049,590	15,784,219	5,265,371	--
Health Care	12,729,885	9,316,290	3,413,595	--
Industrials	35,830,098	32,277,624	3,552,474	--
Information Technology	32,549,962	27,042,235	5,507,727	--
Materials	13,492,763	12,185,357	1,307,406	--
Real Estate	5,923,888	5,923,888	--	--
Telecommunication Services	901,977	901,977	--	--
Money Market Funds	3,212,874	3,212,874	--	--
Total Investments in Securities:	$179,251,650	$145,171,003	$34,080,647	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$1,117,114
Level 2 to Level 1	$28,235,502

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $965,652) — See accompanying schedule: Unaffiliated issuers (cost $159,803,314)	$176,038,776
Fidelity Central Funds (cost $3,212,874)	3,212,874
Total Investments (cost $163,016,188)		$179,251,650
Receivable for investments sold		1,137,006
Receivable for fund shares sold		6,398
Dividends receivable		254,455
Distributions receivable from Fidelity Central Funds		2,049
Prepaid expenses		380
Other receivables		82,969
Total assets		180,734,907
Liabilities
Payable for investments purchased	$524,625
Payable for fund shares redeemed	510,215
Accrued management fee	103,577
Distribution and service plan fees payable	1,279
Other affiliated payables	28,107
Other payables and accrued expenses	113,577
Collateral on Securities Loaned	1,005,214
Total liabilities		2,286,594
Net Assets		$178,448,313
Net Assets consist of:
Paid in capital		$173,625,169
Distributions in excess of net investment income		(5,512)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(11,373,571)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		16,202,227
Net Assets		$178,448,313
Initial Class:
Net Asset Value, offering price and redemption price per share ($16,644,423 ÷ 1,299,858 shares)		$12.80
Service Class:
Net Asset Value, offering price and redemption price per share ($141,956 ÷ 11,106 shares)		$12.78
Service Class 2:
Net Asset Value, offering price and redemption price per share ($6,143,683 ÷ 483,067 shares)		$12.72
Investor Class:
Net Asset Value, offering price and redemption price per share ($155,518,251 ÷ 12,235,557 shares)		$12.71

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$3,690,818
Income from Fidelity Central Funds		76,330
Income before foreign taxes withheld		3,767,148
Less foreign taxes withheld		(276,949)
Total income		3,490,199
Expenses
Management fee	$1,311,403
Transfer agent fees	256,581
Distribution and service plan fees	13,076
Accounting and security lending fees	97,671
Custodian fees and expenses	219,966
Independent trustees' fees and expenses	818
Audit	99,379
Legal	4,797
Miscellaneous	1,478
Total expenses before reductions	2,005,169
Expense reductions	(33,200)	1,971,969
Net investment income (loss)		1,518,230
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(4,319,965)
Fidelity Central Funds	516
Foreign currency transactions	(124,241)
Total net realized gain (loss)		(4,443,690)
Change in net unrealized appreciation (depreciation) on: Investment securities	(3,157,341)
Assets and liabilities in foreign currencies	40,252
Total change in net unrealized appreciation (depreciation)		(3,117,089)
Net gain (loss)		(7,560,779)
Net increase (decrease) in net assets resulting from operations		$(6,042,549)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,518,230	$1,061,271
Net realized gain (loss)	(4,443,690)	(1,711,441)
Change in net unrealized appreciation (depreciation)	(3,117,089)	3,429,572
Net increase (decrease) in net assets resulting from operations	(6,042,549)	2,779,402
Distributions to shareholders from net investment income	(1,446,618)	(1,222,199)
Return of capital	(106,313)	(78,400)
Total distributions	(1,552,931)	(1,300,599)
Share transactions - net increase (decrease)	(3,219,510)	52,866,176
Redemption fees	–	7,314
Total increase (decrease) in net assets	(10,814,990)	54,352,293
Net Assets
Beginning of period	189,263,303	134,911,010
End of period	$178,448,313	$189,263,303
Other Information
Distributions in excess of net investment income end of period	$(5,512)	$(2,478)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP International Capital Appreciation Portfolio Initial Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$13.32	$13.01	$12.68	$10.50	$8.42
Income from Investment Operations
Net investment income (loss)A	.12	.09	.10	.10	.10
Net realized and unrealized gain (loss)	(.52)	.33	.28	2.17	2.08
Total from investment operations	(.40)	.42	.38	2.27	2.18
Distributions from net investment income	(.11)B	(.10)	(.05)	(.08)	(.10)
Distributions from net realized gain	–	–	–	(.01)	–
Return of capital	(.01)B	(.01)	–	–	–
Total distributions	(.12)	(.11)	(.05)	(.09)	(.10)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$12.80	$13.32	$13.01	$12.68	$10.50
Total ReturnD,E	(2.98)%	3.22%	3.01%	21.62%	25.91%
Ratios to Average Net AssetsF,G
Expenses before reductions	.99%	.98%	1.10%	1.17%	1.25%
Expenses net of fee waivers, if any	.99%	.98%	1.10%	1.10%	1.10%
Expenses net of all reductions	.97%	.96%	1.09%	1.07%	1.05%
Net investment income (loss)	.89%	.68%	.78%	.84%	1.07%
Supplemental Data
Net assets, end of period (000 omitted)	$16,644	$20,154	$1,464	$2,404	$573
Portfolio turnover rateH	188%	189%	183%	153%	137%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects certain reclassifications related to book to tax differences.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP International Capital Appreciation Portfolio Service Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$13.30	$12.99	$12.66	$10.49	$8.41
Income from Investment Operations
Net investment income (loss)A	.10	.08	.09	.08	.09
Net realized and unrealized gain (loss)	(.51)	.32	.28	2.17	2.08
Total from investment operations	(.41)	.40	.37	2.25	2.17
Distributions from net investment income	(.10)B	(.09)	(.04)	(.07)	(.09)
Distributions from net realized gain	–	–	–	(.01)	–
Return of capital	(.01)B	(.01)	–	–	–
Total distributions	(.11)	(.09)C	(.04)	(.08)	(.09)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$12.78	$13.30	$12.99	$12.66	$10.49
Total ReturnE,F	(3.11)%	3.12%	2.93%	21.44%	25.83%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.09%	1.09%	1.21%	1.28%	1.35%
Expenses net of fee waivers, if any	1.09%	1.09%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.07%	1.07%	1.19%	1.17%	1.15%
Net investment income (loss)	.79%	.58%	.68%	.73%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$142	$222	$114	$111	$94
Portfolio turnover rateI	188%	189%	183%	153%	137%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects certain reclassifications related to book to tax differences.

 C Total distributions of $.09 per share is comprised of distributions from net investment income of $.088 and distributions from net realized gain of $.006 per share.

 D Amount represents less than $.005 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP International Capital Appreciation Portfolio Service Class 2

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$13.24	$12.92	$12.61	$10.46	$8.40
Income from Investment Operations
Net investment income (loss)A	.08	.06	.07	.07	.08
Net realized and unrealized gain (loss)	(.50)	.32	.27	2.16	2.07
Total from investment operations	(.42)	.38	.34	2.23	2.15
Distributions from net investment income	(.09)B	(.06)	(.03)	(.07)	(.09)
Distributions from net realized gain	–	–	–	(.01)	–
Return of capital	(.01)B	–C	–	–	–
Total distributions	(.10)	(.06)	(.03)	(.08)	(.09)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$12.72	$13.24	$12.92	$12.61	$10.46
Total ReturnD,E	(3.18)%	2.96%	2.71%	21.33%	25.61%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.24%	1.23%	1.35%	1.46%	1.49%
Expenses net of fee waivers, if any	1.24%	1.23%	1.35%	1.35%	1.35%
Expenses net of all reductions	1.22%	1.21%	1.34%	1.32%	1.29%
Net investment income (loss)	.64%	.43%	.54%	.59%	.82%
Supplemental Data
Net assets, end of period (000 omitted)	$6,144	$3,629	$2,360	$2,374	$1,476
Portfolio turnover rateH	188%	189%	183%	153%	137%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects certain reclassifications related to book to tax differences.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP International Capital Appreciation Portfolio Investor Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$13.22	$12.92	$12.59	$10.43	$8.37
Income from Investment Operations
Net investment income (loss)A	.11	.08	.09	.09	.09
Net realized and unrealized gain (loss)	(.51)	.32	.29	2.15	2.07
Total from investment operations	(.40)	.40	.38	2.24	2.16
Distributions from net investment income	(.10)B	(.09)	(.05)	(.07)	(.10)
Distributions from net realized gain	–	–	–	(.01)	–
Return of capital	(.01)B	(.01)	–	–	–
Total distributions	(.11)	(.10)	(.05)	(.08)	(.10)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$12.71	$13.22	$12.92	$12.59	$10.43
Total ReturnD,E	(3.01)%	3.08%	2.99%	21.50%	25.81%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.07%	1.07%	1.19%	1.26%	1.34%
Expenses net of fee waivers, if any	1.07%	1.06%	1.18%	1.18%	1.18%
Expenses net of all reductions	1.05%	1.04%	1.17%	1.15%	1.13%
Net investment income (loss)	.80%	.60%	.71%	.75%	.99%
Supplemental Data
Net assets, end of period (000 omitted)	$155,518	$165,258	$112,479	$87,029	$40,107
Portfolio turnover rateH	188%	189%	183%	153%	137%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects certain reclassifications related to book to tax differences.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

VIP International Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. The Fund offered Initial Class R shares, Service Class R shares and Service Class 2R shares during the period December 22, 2004 through April 30, 2015 and all outstanding shares were converted to Initial Class shares, Service Class shares and Service Class 2 shares, respectively, by April 30, 2015. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investments companies (PFIC), capital loss carryforwards, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

For the period ended December 31, 2016, the Fund's distributions exceeded the aggregate amount of taxable income resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$19,912,772
Gross unrealized depreciation	(5,399,132)
Net unrealized appreciation (depreciation) on securities	$14,513,640
Tax Cost	$164,738,010

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(9,651,749)
Net unrealized appreciation (depreciation) on securities and other investments	$14,477,571

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(4,429,182)
No expiration
Short-term	(5,222,567)
Total capital loss carryforward	$(9,651,749)

The Fund intends to elect to defer to its next fiscal year $2,739 of ordinary losses recognized during the period November 1, 2016 to December 31, 2016.

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$1,446,618	$ 1,222,199
Return of Capital	106,313	78,400
Total	$1,552,931	$ 1,300,599

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $351,169,685 and $355,897,128, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$178
Service Class 2	12,898
$13,076

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$12,312
Service Class	117
Service Class 2	3,405
Investor Class	240,747
$256,581

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,766 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $484 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $70,103. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $31,843 for the period.

In addition, during the period the investments adviser reimbursed and/or waived a portion of the fund-level expenses in the amount of $1,357.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Initial Class	$146,515	$122,694
Service Class	1,097	1,312
Service Class 2	43,797	14,211
Initial Class R	–	28,245
Service Class R	–	182
Service Class 2R	–	198
Investor Class	1,255,209	1,055,357
Total	$1,446,618	$1,222,199
Tax Return of Capital
Initial Class	$10,767	$7,870
Service Class	80	84
Service Class 2	3,219	912
Initial Class R	–	1,812
Service Class R	–	12
Service Class 2R	–	13
Investor Class	92,247	67,697
Total	$106,313	$78,400

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Initial Class
Shares sold	140,726	1,695,089	$1,871,117	$23,335,332
Reinvestment of distributions	12,404	9,999	157,282	130,565
Shares redeemed	(366,088)	(304,830)	(4,866,479)	(4,114,708)
Net increase (decrease)	(212,958)	1,400,258	$(2,838,080)	$19,351,189
Service Class
Shares sold	–	8,788	$–	$120,747
Reinvestment of distributions	93	107	1,177	1,396
Shares redeemed	(5,693)	(977)	(75,207)	(13,281)
Net increase (decrease)	(5,600)	7,918	$(74,030)	$108,862
Service Class 2
Shares sold	357,681	537,471	$4,764,967	$7,336,995
Reinvestment of distributions	3,734	1,157	47,016	15,123
Shares redeemed	(152,446)	(447,169)	(2,017,714)	(5,938,122)
Net increase (decrease)	208,969	91,459	$2,794,269	$1,413,996
Initial Class R
Shares sold	–	153,466	$–	$2,092,776
Reinvestment of distributions	–	2,235	–	30,057
Shares redeemed	–	(1,558,940)	–	(21,424,694)
Net increase (decrease)	–	(1,403,239)	$–	$(19,301,861)
Service Class R
Reinvestment of distributions	–	14	$–	$193
Shares redeemed	–	(8,802)	–	(120,941)
Net increase (decrease)	–	(8,788)	$–	$(120,748)
Service Class 2R
Reinvestment of distributions	–	16	$–	$211
Shares redeemed	–	(9,623)	–	(132,014)
Net increase (decrease)	–	(9,607)	$–	$(131,803)
Investor Class
Shares sold	1,417,731	4,411,916	$18,814,334	$59,870,443
Reinvestment of distributions	107,111	86,263	1,347,456	1,123,054
Shares redeemed	(1,785,856)	(710,621)	(23,263,459)	(9,446,956)
Net increase (decrease)	(261,014)	3,787,558	$(3,101,669)	$51,546,541

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 96% of the total outstanding shares of the fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP International Capital Appreciation Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP International Capital Appreciation Portfolio (a fund of Variable Insurance Products Fund II) (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 169 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Initial Class	1.00%
Actual		$1,000.00	$953.70	$4.91
Hypothetical-C		$1,000.00	$1,020.11	$5.08
Service Class	1.10%
Actual		$1,000.00	$953.20	$5.40
Hypothetical-C		$1,000.00	$1,019.61	$5.58
Service Class 2	1.25%
Actual		$1,000.00	$953.10	$6.14
Hypothetical-C		$1,000.00	$1,018.85	$6.34
Investor Class	1.08%
Actual		$1,000.00	$953.30	$5.30
Hypothetical-C		$1,000.00	$1,019.71	$5.48

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Initial Class designates 23%, Service Class designates 26%, Service Class 2 designates 27%, and Investor Class designates 25% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Insert Fund Name
Initial Class	12/21/16	$0.1286	$0.0149
Service Class	12/21/16	$0.1136	$0.0149
Service Class 2	12/21/16	$0.1062	$0.0149
Investor Class	12/21/16	$0.1183	$0.0149

Board Approval of Investment Advisory Contracts and Management Fees

VIP International Capital Appreciation Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

VIP International Capital Appreciation Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP International Capital Appreciation Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Initial Class ranked below the competitive median for 2015 and the total expense ratio of each of Investor Class, Service Class, and Service Class 2 ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that Investor Class was above the competitive median primarily because of higher other expenses due to low asset levels. The Board noted that the total expense ratio of each of Service Class and Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for the class as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although some classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPCAP-ANN-0217
1.811843.112

Fidelity® Variable Insurance Products: Contrafund® Portfolio Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Initial Class	8.04%	13.22%	6.91%
Service Class	7.91%	13.10%	6.80%
Service Class 2	7.76%	12.93%	6.64%
Investor Class	7.95%	13.13%	6.81%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Contrafund℠ Portfolio - Initial Class on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$19,499	VIP Contrafund℠ Portfolio - Initial Class
$19,572	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Co-Portfolio Manager Robert Stansky:  For the year, the fund’s share classes returned roughly 8%, well behind the 11.96% return of the benchmark S&P 500® index. Versus the benchmark, the fund was particularly hurt by stock selection in the industrials and consumer discretionary sectors. Picks in health care also weighed on relative performance. The fund’s two largest relative detractors were from the industrials sector: Ametek, a maker of electronic instruments and motors for aerospace, power and industrial markets, and Roper Technologies, which makes pumps and other equipment used in the energy and industrials sectors, as well as medical software and scientific imaging products. We considerably reduced Ametek and sold Roper. Elsewhere, shares of L Brands, the parent of intimate apparel retailer Victoria’s Secret, detracted from relative results. An out-of-benchmark stake in Beijing-based online marketplace 58.com also worked against us. Conversely, several of the fund’s top relative contributors – including Capital One Financial – were from the fund’s financials sleeve, which rallied strongly after the U.S. presidential election. With that said, the fund’s top relative contributor was Autodesk, which makes design software for engineering and architectural firms. The company trounced estimates when it reported results in August and November amid solid subscription growth.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders: On October 22, 2016, John Mirshekari was named co-manager, succeeding Monty Kori in managing the fund’s equity investments in the industrials sector.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	3.6	2.7
Alphabet, Inc. Class C	2.8	2.9
Autodesk, Inc.	2.4	1.6
Capital One Financial Corp.	2.0	1.6
Amazon.com, Inc.	2.0	2.2
General Electric Co.	1.7	0.0
Microsoft Corp.	1.6	0.6
Bank of America Corp.	1.5	1.0
Facebook, Inc. Class A	1.4	1.7
UnitedHealth Group, Inc.	1.4	1.2
	20.4

Top Market Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.8	18.3
Financials	15.0	15.9
Health Care	13.2	14.6
Consumer Discretionary	13.1	13.0
Industrials	9.7	9.3
Consumer Staples	9.2	10.3
Energy	7.4	7.3
Utilities	3.2	3.6
Materials	2.8	3.3
Real Estate	2.7	0.0

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of December 31, 2016*
Stocks and Equity Futures	98.1%
Short-Term Investments and Net Other Assets (Liabilities)	1.9%

 * Foreign investments - 8.3%

As of June 30, 2016*
Stocks and Equity Futures	98.3%
Short-Term Investments and Net Other Assets (Liabilities)	1.7%

 * Foreign investments - 9.6%

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.6%
	Shares	Value
CONSUMER DISCRETIONARY - 13.1%
Automobiles - 0.8%
Tesla Motors, Inc. (a)	661,436	$141,342,259
Distributors - 0.1%
LKQ Corp. (a)	746,700	22,886,355
Diversified Consumer Services - 0.4%
ServiceMaster Global Holdings, Inc. (a)	1,946,837	73,337,350
Hotels, Restaurants & Leisure - 1.1%
Darden Restaurants, Inc.	364,373	26,497,205
Hilton Worldwide Holdings, Inc.	3,967,500	107,916,000
Las Vegas Sands Corp.	199,900	10,676,659
Starbucks Corp.	1,022,700	56,780,304
		201,870,168
Internet & Direct Marketing Retail - 2.0%
Amazon.com, Inc. (a)	467,900	350,864,173
JD.com, Inc. sponsored ADR (a)	367,200	9,341,568
		360,205,741
Leisure Products - 0.2%
Mattel, Inc.	1,268,028	34,934,171
Media - 3.1%
Charter Communications, Inc. Class A (a)	515,993	148,564,705
Comcast Corp. Class A	948,300	65,480,115
DISH Network Corp. Class A (a)	182,800	10,589,604
Interpublic Group of Companies, Inc.	1,640,800	38,411,128
Manchester United PLC (b)	1,131,360	16,121,880
MDC Partners, Inc. Class A (c)	3,246,373	21,263,743
The Walt Disney Co.	2,353,000	245,229,660
Time Warner, Inc.	51,000	4,923,030
Weinstein Co. Holdings LLC Class A-1 unit (a)(d)(e)	11,499	834,137
		551,418,002
Multiline Retail - 0.5%
Dollar Tree, Inc. (a)	1,183,300	91,327,094
Specialty Retail - 3.3%
Advance Auto Parts, Inc.	258,041	43,639,894
AutoZone, Inc. (a)	20,475	16,170,950
Home Depot, Inc.	1,771,894	237,575,548
L Brands, Inc.	1,751,671	115,330,019
Ross Stores, Inc.	1,347,850	88,418,960
TJX Companies, Inc.	1,143,339	85,899,059
		587,034,430
Textiles, Apparel & Luxury Goods - 1.6%
Michael Kors Holdings Ltd. (a)	168,400	7,237,832
NIKE, Inc. Class B	3,176,752	161,474,304
VF Corp.	1,982,600	105,771,710
		274,483,846

TOTAL CONSUMER DISCRETIONARY		2,338,839,416

CONSUMER STAPLES - 9.2%
Beverages - 2.1%
Anheuser-Busch InBev SA NV	380,200	40,241,872
Constellation Brands, Inc. Class A (sub. vtg.)	483,400	74,110,054
Monster Beverage Corp. (a)	1,295,788	57,455,240
The Coca-Cola Co.	4,967,406	205,948,653
		377,755,819
Food & Staples Retailing - 1.8%
CVS Health Corp.	2,058,664	162,449,176
Kroger Co.	3,137,964	108,291,138
Rite Aid Corp. (a)	1,959,600	16,147,104
Walgreens Boots Alliance, Inc.	328,600	27,194,936
		314,082,354
Food Products - 0.7%
Bunge Ltd.	409,901	29,611,248
Mead Johnson Nutrition Co. Class A	740,389	52,389,926
The Hain Celestial Group, Inc. (a)	464,400	18,125,532
TreeHouse Foods, Inc. (a)	459,200	33,149,648
		133,276,354
Household Products - 0.9%
Colgate-Palmolive Co.	1,860,787	121,769,901
Procter & Gamble Co.	576,449	48,467,832
		170,237,733
Personal Products - 0.7%
Coty, Inc. Class A	2,416,236	44,241,281
Estee Lauder Companies, Inc. Class A	963,128	73,669,661
		117,910,942
Tobacco - 3.0%
Altria Group, Inc.	2,869,456	194,032,615
British American Tobacco PLC sponsored ADR (b)	1,589,168	179,051,559
Philip Morris International, Inc.	1,728,959	158,182,459
		531,266,633

TOTAL CONSUMER STAPLES		1,644,529,835

ENERGY - 7.4%
Energy Equipment & Services - 1.4%
Baker Hughes, Inc.	1,206,400	78,379,808
Dril-Quip, Inc. (a)	322,392	19,359,640
Oceaneering International, Inc.	479,162	13,517,160
Schlumberger Ltd.	1,630,800	136,905,660
		248,162,268
Oil, Gas & Consumable Fuels - 6.0%
Anadarko Petroleum Corp.	1,485,521	103,585,379
Black Stone Minerals LP	721,900	13,557,282
Cabot Oil & Gas Corp.	1,319,335	30,819,666
Centennial Resource Development, Inc.:
Class A (e)	872,100	17,197,812
Class A (e)	400,000	7,099,200
Chevron Corp.	917,600	108,001,520
Cimarex Energy Co.	331,000	44,982,900
ConocoPhillips Co.	2,641,600	132,449,824
Devon Energy Corp.	999,900	45,665,433
EOG Resources, Inc.	316,200	31,967,820
Extraction Oil & Gas, Inc.	281,161	5,634,466
Extraction Oil & Gas, Inc. (e)	591,781	11,266,327
Exxon Mobil Corp.	1,785,202	161,132,333
Newfield Exploration Co. (a)	721,400	29,216,700
Parsley Energy, Inc. Class A (a)	716,457	25,247,945
PDC Energy, Inc. (a)	302,450	21,951,821
Phillips 66 Co.	798,439	68,993,114
Pioneer Natural Resources Co.	332,600	59,891,282
PrairieSky Royalty Ltd. (b)	1,062,712	25,280,618
SM Energy Co.	826,400	28,494,272
Suncor Energy, Inc.	2,549,495	83,359,647
The Williams Companies, Inc.	411,400	12,810,996
		1,068,606,357

TOTAL ENERGY		1,316,768,625

FINANCIALS - 15.0%
Banks - 5.8%
Bank of America Corp.	11,918,114	263,390,319
Citigroup, Inc.	3,368,650	200,198,870
Huntington Bancshares, Inc.	10,701,209	141,469,983
JPMorgan Chase & Co.	2,280,106	196,750,347
M&T Bank Corp.	331,700	51,887,831
PNC Financial Services Group, Inc.	512,000	59,883,520
Synovus Financial Corp.	404,123	16,601,373
U.S. Bancorp	2,076,344	106,661,791
		1,036,844,034
Capital Markets - 2.5%
BlackRock, Inc. Class A	321,213	122,234,395
CBOE Holdings, Inc.	262,700	19,410,903
CME Group, Inc.	429,400	49,531,290
E*TRADE Financial Corp. (a)	912,978	31,634,688
Goldman Sachs Group, Inc.	581,700	139,288,065
IntercontinentalExchange, Inc.	929,700	52,453,674
Legg Mason, Inc.	306,700	9,173,397
NorthStar Asset Management Group, Inc.	732,300	10,925,916
Oaktree Capital Group LLC Class A	310,134	11,630,025
		446,282,353
Consumer Finance - 2.8%
Capital One Financial Corp.	4,133,648	360,619,452
OneMain Holdings, Inc. (a)	1,359,898	30,108,142
SLM Corp. (a)	6,257,576	68,958,488
Synchrony Financial	1,030,100	37,361,727
		497,047,809
Diversified Financial Services - 1.1%
Bats Global Markets, Inc.	73,700	2,469,687
Berkshire Hathaway, Inc.:
Class A (a)	47	11,473,687
Class B (a)	947,000	154,342,060
KBC Ancora (a)	450,178	18,848,572
On Deck Capital, Inc. (a)(b)	595,900	2,759,017
		189,893,023
Insurance - 2.7%
American International Group, Inc.	2,561,300	167,278,503
Chubb Ltd.	672,248	88,817,406
Direct Line Insurance Group PLC	5,118,891	23,303,678
Marsh & McLennan Companies, Inc.	1,386,370	93,704,748
The Travelers Companies, Inc.	601,600	73,647,872
Unum Group	612,100	26,889,553
		473,641,760
Mortgage Real Estate Investment Trusts - 0.1%
Altisource Residential Corp. Class B	2,313,982	25,546,361

TOTAL FINANCIALS		2,669,255,340

HEALTH CARE - 13.2%
Biotechnology - 4.1%
Alexion Pharmaceuticals, Inc. (a)	655,232	80,167,635
Amgen, Inc.	1,341,320	196,114,397
Biogen, Inc. (a)	387,731	109,952,757
Celgene Corp. (a)	974,600	112,809,950
Gilead Sciences, Inc.	889,661	63,708,624
Regeneron Pharmaceuticals, Inc. (a)	176,300	64,717,967
Shire PLC sponsored ADR	285,300	48,609,414
Vertex Pharmaceuticals, Inc. (a)	671,930	49,501,083
		725,581,827
Health Care Equipment & Supplies - 2.9%
Abbott Laboratories	1,970,730	75,695,739
Boston Scientific Corp. (a)	6,226,449	134,678,092
Edwards Lifesciences Corp. (a)	606,084	56,790,071
Intuitive Surgical, Inc. (a)	110,000	69,758,700
Medtronic PLC	2,160,290	153,877,457
Wright Medical Group NV (a)	1,204,200	27,672,516
		518,472,575
Health Care Providers & Services - 2.6%
Cigna Corp.	369,026	49,224,378
Henry Schein, Inc. (a)	381,341	57,853,243
Humana, Inc.	192,200	39,214,566
McKesson Corp.	197,600	27,752,920
UnitedHealth Group, Inc.	1,581,600	253,119,264
Universal Health Services, Inc. Class B	376,600	40,062,708
		467,227,079
Health Care Technology - 0.3%
Medidata Solutions, Inc. (a)	921,717	45,781,683
Life Sciences Tools & Services - 0.7%
Agilent Technologies, Inc.	1,097,800	50,015,768
Thermo Fisher Scientific, Inc.	597,413	84,294,974
		134,310,742
Pharmaceuticals - 2.6%
Allergan PLC	701,652	147,353,937
Bristol-Myers Squibb Co.	2,037,905	119,095,168
GlaxoSmithKline PLC sponsored ADR	2,101,000	80,909,510
Merck & Co., Inc.	678,100	39,919,747
Pfizer, Inc.	1,910,200	62,043,296
Teva Pharmaceutical Industries Ltd. sponsored ADR	508,300	18,425,875
		467,747,533

TOTAL HEALTH CARE		2,359,121,439

INDUSTRIALS - 9.7%
Aerospace & Defense - 1.7%
General Dynamics Corp.	58,244	10,056,409
Lockheed Martin Corp.	36,600	9,147,804
Northrop Grumman Corp.	421,605	98,056,891
Raytheon Co.	638,700	90,695,400
United Technologies Corp.	881,328	96,611,175
		304,567,679
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	723,335	82,923,124
Airlines - 1.0%
American Airlines Group, Inc.	1,955,968	91,324,146
Southwest Airlines Co.	1,472,200	73,374,448
United Continental Holdings, Inc. (a)	266,200	19,400,656
		184,099,250
Building Products - 0.4%
Allegion PLC	1,207,800	77,299,200
Commercial Services & Supplies - 0.4%
Stericycle, Inc. (a)	562,500	43,335,000
Waste Management, Inc.	370,400	26,265,064
		69,600,064
Construction & Engineering - 0.4%
Fluor Corp.	1,383,354	72,653,752
Electrical Equipment - 1.7%
AMETEK, Inc.	2,963,204	144,011,714
Fortive Corp.	1,936,560	103,857,713
Sensata Technologies Holding BV (a)	456,200	17,768,990
Sunrun, Inc. (a)(b)(c)	6,118,822	32,490,945
		298,129,362
Industrial Conglomerates - 1.7%
General Electric Co.	9,637,741	304,552,616
Machinery - 0.9%
Allison Transmission Holdings, Inc.	385,275	12,979,915
Caterpillar, Inc.	72,676	6,739,972
Deere & Co.	844,800	87,048,192
Flowserve Corp.	1,344,056	64,581,891
		171,349,970
Road & Rail - 0.9%
CSX Corp.	4,463,300	160,366,369
eHi Car Service Co. Ltd. sponsored ADR (a)	40	362
		160,366,731
Trading Companies & Distributors - 0.1%
Fastenal Co.	268,800	12,628,224

TOTAL INDUSTRIALS		1,738,169,972

INFORMATION TECHNOLOGY - 18.8%
Electronic Equipment & Components - 0.7%
Jabil Circuit, Inc.	4,463,552	105,652,276
Samsung SDI Co. Ltd.	236,965	21,394,970
		127,047,246
Internet Software & Services - 5.4%
2U, Inc. (a)	989,418	29,830,953
58.com, Inc. ADR (a)	1,164,055	32,593,540
Alphabet, Inc.:
Class A (a)	30,900	24,486,705
Class C (a)	648,636	500,630,238
Facebook, Inc. Class A (a)	2,220,076	255,419,744
Just Dial Ltd. (a)	925,859	4,618,085
New Relic, Inc. (a)(b)	1,791,103	50,598,660
Shopify, Inc. Class A (a)	125,000	5,358,750
SPS Commerce, Inc. (a)	236,700	16,542,963
Yahoo!, Inc. (a)	1,167,800	45,158,826
		965,238,464
IT Services - 0.3%
Alliance Data Systems Corp.	23,600	5,392,600
Blackhawk Network Holdings, Inc. (a)	238,970	9,003,195
Fidelity National Information Services, Inc.	74,400	5,627,616
Travelport Worldwide Ltd.	3,032,847	42,763,143
		62,786,554
Semiconductors & Semiconductor Equipment - 2.4%
Broadcom Ltd.	317,400	56,106,798
Cavium, Inc. (a)	141,184	8,815,529
Marvell Technology Group Ltd.	1,764,508	24,473,726
Micron Technology, Inc. (a)	1,029,200	22,560,064
NVIDIA Corp.	532,102	56,796,567
Qorvo, Inc. (a)	2,940,548	155,055,096
Qualcomm, Inc.	1,263,029	82,349,491
Semtech Corp. (a)	392,700	12,389,685
SolarEdge Technologies, Inc. (a)(b)	582,000	7,216,800
		425,763,756
Software - 5.9%
Activision Blizzard, Inc.	2,078,332	75,048,569
Adobe Systems, Inc. (a)	337,529	34,748,611
Autodesk, Inc. (a)	5,852,400	433,136,124
Electronic Arts, Inc. (a)	328,000	25,833,280
HubSpot, Inc. (a)	368,400	17,314,800
Microsoft Corp.	4,473,213	277,965,456
Nintendo Co. Ltd.	83,000	17,253,660
Parametric Technology Corp. (a)	377,500	17,466,925
Paycom Software, Inc. (a)	445,300	20,256,697
RealPage, Inc. (a)	441,100	13,233,000
Salesforce.com, Inc. (a)	1,245,057	85,236,602
Varonis Systems, Inc. (a)	74,843	2,005,792
Zendesk, Inc. (a)	1,504,569	31,896,863
		1,051,396,379
Technology Hardware, Storage & Peripherals - 4.1%
Apple, Inc.	5,562,524	644,251,522
HP, Inc.	5,867,000	87,066,280
		731,317,802

TOTAL INFORMATION TECHNOLOGY		3,363,550,201

MATERIALS - 2.8%
Chemicals - 2.0%
E.I. du Pont de Nemours & Co.	1,949,300	143,078,620
Ecolab, Inc.	242,500	28,425,850
LyondellBasell Industries NV Class A	545,300	46,775,834
Monsanto Co.	527,700	55,519,317
PPG Industries, Inc.	507,600	48,100,176
W.R. Grace & Co.	532,622	36,026,552
		357,926,349
Construction Materials - 0.2%
Eagle Materials, Inc.	395,759	38,994,134
Containers & Packaging - 0.6%
Ball Corp.	520,824	39,098,258
Graphic Packaging Holding Co.	1,168,883	14,587,660
WestRock Co.	1,091,140	55,397,178
		109,083,096

TOTAL MATERIALS		506,003,579

REAL ESTATE - 2.7%
Equity Real Estate Investment Trusts (REITs) - 2.6%
American Tower Corp.	1,201,100	126,932,248
Boston Properties, Inc.	333,300	41,922,474
Coresite Realty Corp.	119,100	9,452,967
Corrections Corp. of America	556,600	13,614,436
Duke Realty LP	596,200	15,835,072
Equinix, Inc.	94,900	33,918,209
Extra Space Storage, Inc.	601,083	46,427,651
FelCor Lodging Trust, Inc.	830,050	6,648,701
Gaming & Leisure Properties	155,600	4,764,472
NorthStar Realty Finance Corp.	771,900	11,694,285
Omega Healthcare Investors, Inc.	223,200	6,977,232
Outfront Media, Inc.	1,384,914	34,442,811
Store Capital Corp.	2,798,700	69,155,877
Sun Communities, Inc.	180,369	13,818,069
The GEO Group, Inc.	130,600	4,692,458
VEREIT, Inc.	2,340,900	19,804,014
		460,100,976
Real Estate Management & Development - 0.1%
CBRE Group, Inc. (a)	386,289	12,164,241

TOTAL REAL ESTATE		472,265,217

TELECOMMUNICATION SERVICES - 2.5%
Diversified Telecommunication Services - 2.3%
AT&T, Inc.	5,696,368	242,266,531
CenturyLink, Inc.	215,700	5,129,346
Frontier Communications Corp. (b)	809,600	2,736,448
Level 3 Communications, Inc. (a)	664,086	37,427,887
SBA Communications Corp. Class A (a)	165,000	17,037,900
Verizon Communications, Inc.	1,637,168	87,392,028
Zayo Group Holdings, Inc. (a)	845,700	27,789,702
		419,779,842
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	485,884	27,943,189
Telephone & Data Systems, Inc.	75,670	2,184,593
		30,127,782

TOTAL TELECOMMUNICATION SERVICES		449,907,624

UTILITIES - 3.2%
Electric Utilities - 2.0%
Edison International	268,926	19,359,983
Exelon Corp.	1,989,892	70,621,267
FirstEnergy Corp.	845,290	26,178,631
NextEra Energy, Inc.	1,074,050	128,306,013
PG&E Corp.	1,298,934	78,936,219
PPL Corp.	829,872	28,257,142
		351,659,255
Independent Power and Renewable Electricity Producers - 0.2%
NextEra Energy Partners LP	60,800	1,552,832
NRG Yield, Inc. Class C	899,627	14,214,107
Vivint Solar, Inc. (a)(b)	4,288,027	10,934,469
		26,701,408
Multi-Utilities - 1.0%
CenterPoint Energy, Inc.	432,500	10,656,800
Dominion Resources, Inc.	1,098,731	84,151,807
Sempra Energy	915,450	92,130,888
		186,939,495
Water Utilities - 0.0%
AquaVenture Holdings Ltd.	159,100	3,902,723

TOTAL UTILITIES		569,202,881

TOTAL COMMON STOCKS
(Cost $13,944,674,556)		17,427,614,129

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Software - 0.0%
MongoDB, Inc. Series F, 8.00% (a)(e)
(Cost $5,014,998)	299,866	2,305,940
	Principal Amount	Value

U.S. Treasury Obligations - 0.0%
U.S. Treasury Bills, yield at date of purchase 0.41% to 0.5% 2/9/17 to 3/9/17 (f)
(Cost $7,014,850)	7,020,000	7,015,216
	Shares	Value

Money Market Funds - 2.8%
Fidelity Cash Central Fund, 0.60% (g)	418,472,364	$418,556,059
Fidelity Securities Lending Cash Central Fund 0.65% (g)(h)	81,263,765	81,271,892
TOTAL MONEY MARKET FUNDS
(Cost $499,785,656)		499,827,951
TOTAL INVESTMENT PORTFOLIO - 100.4%
(Cost $14,456,490,060)		17,936,763,236
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(79,626,426)
NET ASSETS - 100%		$17,857,136,810

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
807 CME E-mini S&P 500 Index Contracts (United States)	March 2017	90,230,670	$(741,673)

The face value of futures purchased as a percentage of Net Assets is 0.5%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated company

 (d) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $38,703,416 or 0.2% of net assets.

 (f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,044,894.

 (g) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (h) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Centennial Resource Development, Inc. Class A	10/11/16 - 12/28/16	$14,537,000
Extraction Oil & Gas, Inc.	12/12/16	$10,800,003
MongoDB, Inc. Series F, 8.00%	10/2/13	$5,014,998
Weinstein Co. Holdings LLC Class A-1 unit	10/19/05	$11,499,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,439,325
Fidelity Securities Lending Cash Central Fund	2,375,647
Total	$3,814,972

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
MDC Partners, Inc. Class A	$45,362,676	$19,221,226	$--	$1,410,571	$21,263,743
Opower, Inc.	30,209,636	972,779	30,547,128	--	--
Sunrun, Inc.	--	39,328,692	--	--	32,490,945
Total	$75,572,312	$59,522,697	$30,547,128	$1,410,571	$53,754,688

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,338,839,416	$2,338,005,279	$--	$834,137
Consumer Staples	1,644,529,835	1,644,529,835	--	--
Energy	1,316,768,625	1,298,403,098	18,365,527	--
Financials	2,669,255,340	2,669,255,340	--	--
Health Care	2,359,121,439	2,359,121,439	--	--
Industrials	1,738,169,972	1,738,169,972	--	--
Information Technology	3,365,856,141	3,346,296,541	17,253,660	2,305,940
Materials	506,003,579	506,003,579	--	--
Real Estate	472,265,217	472,265,217	--	--
Telecommunication Services	449,907,624	449,907,624	--	--
Utilities	569,202,881	569,202,881	--	--
U.S. Government and Government Agency Obligations	7,015,216	--	7,015,216	--
Money Market Funds	499,827,951	499,827,951	--	--
Total Investments in Securities:	$17,936,763,236	$17,890,988,756	$42,634,403	$3,140,077
Derivative Instruments:
Liabilities
Futures Contracts	$(741,673)	$(741,673)	$--	$--
Total Liabilities	$(741,673)	$(741,673)	$--	$--
Total Derivative Instruments:	$(741,673)	$(741,673)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(741,673)
Total Equity Risk	0	(741,673)
Total Value of Derivatives	$0	$(741,673)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $79,118,007) — See accompanying schedule: Unaffiliated issuers (cost $13,855,265,644)	$17,383,180,597
Fidelity Central Funds (cost $499,785,656)	499,827,951
Other affiliated issuers (cost $101,438,760)	53,754,688
Total Investments (cost $14,456,490,060)		$17,936,763,236
Cash		704
Receivable for investments sold		15,992,802
Receivable for fund shares sold		2,475,324
Dividends receivable		24,158,010
Distributions receivable from Fidelity Central Funds		319,929
Prepaid expenses		35,782
Other receivables		997,651
Total assets		17,980,743,438
Liabilities
Payable for investments purchased	$13,527,813
Payable for fund shares redeemed	16,221,568
Accrued management fee	8,221,125
Distribution and service plan fees payable	1,830,745
Payable for daily variation margin for derivative instruments	359,115
Other affiliated payables	1,217,048
Other payables and accrued expenses	951,194
Collateral on Securities Loaned	81,278,020
Total liabilities		123,606,628
Net Assets		$17,857,136,810
Net Assets consist of:
Paid in capital		$13,706,710,854
Undistributed net investment income		34,198,739
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		636,818,365
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,479,408,852
Net Assets		$17,857,136,810
Initial Class:
Net Asset Value, offering price and redemption price per share ($6,962,429,757 ÷ 209,823,157 shares)		$33.18
Service Class:
Net Asset Value, offering price and redemption price per share ($1,428,792,675 ÷ 43,242,621 shares)		$33.04
Service Class 2:
Net Asset Value, offering price and redemption price per share ($8,138,206,403 ÷ 250,764,598 shares)		$32.45
Investor Class:
Net Asset Value, offering price and redemption price per share ($1,327,707,975 ÷ 40,217,659 shares)		$33.01

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends (including $1,410,571 earned from other affiliated issuers)		$290,375,253
Interest		20,221
Income from Fidelity Central Funds		3,814,972
Total income		294,210,446
Expenses
Management fee	$97,319,561
Transfer agent fees	12,736,061
Distribution and service plan fees	21,596,942
Accounting and security lending fees	1,628,426
Custodian fees and expenses	251,893
Independent trustees' fees and expenses	77,307
Depreciation in deferred trustee compensation account	(8)
Audit	81,918
Legal	59,558
Miscellaneous	149,987
Total expenses before reductions	133,901,645
Expense reductions	(943,998)	132,957,647
Net investment income (loss)		161,252,799
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	757,487,601
Fidelity Central Funds	11,076
Other affiliated issuers	(17,052,490)
Foreign currency transactions	(37,489)
Futures contracts	11,142,121
Total net realized gain (loss)		751,550,819
Change in net unrealized appreciation (depreciation) on: Investment securities	416,163,442
Assets and liabilities in foreign currencies	3,862
Futures contracts	(1,715,460)
Total change in net unrealized appreciation (depreciation)		414,451,844
Net gain (loss)		1,166,002,663
Net increase (decrease) in net assets resulting from operations		$1,327,255,462

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$161,252,799	$171,588,016
Net realized gain (loss)	751,550,819	1,524,147,634
Change in net unrealized appreciation (depreciation)	414,451,844	(1,581,460,521)
Net increase (decrease) in net assets resulting from operations	1,327,255,462	114,275,129
Distributions to shareholders from net investment income	(123,732,924)	(176,945,760)
Distributions to shareholders from net realized gain	(1,451,984,960)	(1,751,090,544)
Total distributions	(1,575,717,884)	(1,928,036,304)
Share transactions - net increase (decrease)	(517,277,577)	730,822,309
Total increase (decrease) in net assets	(765,739,999)	(1,082,938,866)
Net Assets
Beginning of period	18,622,876,809	19,705,815,675
End of period	$17,857,136,810	$18,622,876,809
Other Information
Undistributed net investment income end of period	$34,198,739	$–
Distributions in excess of net investment income end of period	$–	$(780,806)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Contrafund Portfolio Initial Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$33.91	$37.36	$34.35	$26.44	$23.02
Income from Investment Operations
Net investment income (loss)A	.33	.35	.36	.32	.32
Net realized and unrealized gain (loss)	1.85	(.14)	3.76	7.94	3.46
Total from investment operations	2.18	.21	4.12	8.26	3.78
Distributions from net investment income	(.26)	(.37)	(.36)	(.34)	(.34)B
Distributions from net realized gain	(2.65)	(3.30)	(.75)	(.01)	(.01)B
Total distributions	(2.91)	(3.66)C	(1.11)	(.35)	(.36)D
Redemption fees added to paid in capitalA	–	–	–E	–E	–E
Net asset value, end of period	$33.18	$33.91	$37.36	$34.35	$26.44
Total ReturnF,G	8.04%	.64%	11.94%	31.29%	16.42%
Ratios to Average Net AssetsH,I
Expenses before reductions	.63%	.63%	.63%	.64%	.64%
Expenses net of fee waivers, if any	.63%	.63%	.63%	.63%	.64%
Expenses net of all reductions	.62%	.62%	.63%	.62%	.63%
Net investment income (loss)	1.04%	1.01%	1.01%	1.05%	1.27%
Supplemental Data
Net assets, end of period (000 omitted)	$6,962,430	$7,436,130	$8,005,930	$7,654,305	$6,440,357
Portfolio turnover rateJ	62%	80%	74%	86%	87%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $3.66 per share is comprised of distributions from net investment income of $.369 and distributions from net realized gain of $3.295 per share.

 D Total distributions of $.36 per share is comprised of distributions from net investment income of $.342 and distributions from net realized gain of $.013 per share.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Contrafund Portfolio Service Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$33.79	$37.23	$34.24	$26.36	$22.95
Income from Investment Operations
Net investment income (loss)A	.29	.32	.33	.29	.30
Net realized and unrealized gain (loss)	1.84	(.13)	3.73	7.91	3.44
Total from investment operations	2.13	.19	4.06	8.20	3.74
Distributions from net investment income	(.23)	(.33)	(.32)	(.31)	(.32)B
Distributions from net realized gain	(2.65)	(3.30)	(.75)	(.01)	(.01)B
Total distributions	(2.88)	(3.63)	(1.07)	(.32)	(.33)
Redemption fees added to paid in capitalA	–	–	–C	–C	–C
Net asset value, end of period	$33.04	$33.79	$37.23	$34.24	$26.36
Total ReturnD,E	7.91%	.56%	11.82%	31.14%	16.31%
Ratios to Average Net AssetsF,G
Expenses before reductions	.73%	.73%	.73%	.74%	.74%
Expenses net of fee waivers, if any	.73%	.73%	.73%	.73%	.74%
Expenses net of all reductions	.72%	.72%	.73%	.72%	.73%
Net investment income (loss)	.94%	.91%	.91%	.95%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$1,428,793	$1,546,864	$1,714,615	$1,688,448	$1,374,781
Portfolio turnover rateH	62%	80%	74%	86%	87%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Contrafund Portfolio Service Class 2

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$33.25	$36.70	$33.77	$26.00	$22.64
Income from Investment Operations
Net investment income (loss)A	.24	.26	.27	.24	.26
Net realized and unrealized gain (loss)	1.80	(.14)	3.68	7.80	3.39
Total from investment operations	2.04	.12	3.95	8.04	3.65
Distributions from net investment income	(.20)	(.28)	(.27)	(.26)	(.28)B
Distributions from net realized gain	(2.65)	(3.30)	(.75)	(.01)	(.01)B
Total distributions	(2.84)C	(3.57)D	(1.02)	(.27)	(.29)
Redemption fees added to paid in capitalA	–	–	–E	–E	–E
Net asset value, end of period	$32.45	$33.25	$36.70	$33.77	$26.00
Total ReturnF,G	7.76%	.39%	11.65%	30.95%	16.14%
Ratios to Average Net AssetsH,I
Expenses before reductions	.88%	.88%	.88%	.89%	.89%
Expenses net of fee waivers, if any	.88%	.88%	.88%	.88%	.89%
Expenses net of all reductions	.87%	.87%	.88%	.87%	.88%
Net investment income (loss)	.79%	.76%	.76%	.80%	1.02%
Supplemental Data
Net assets, end of period (000 omitted)	$8,138,206	$8,363,076	$8,764,266	$8,472,780	$7,740,640
Portfolio turnover rateJ	62%	80%	74%	86%	87%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $2.84 per share is comprised of distributions from net investment income of $.196 and distributions from net realized gain of $2.648 per share.

 D Total distributions of $3.57 per share is comprised of distributions from net investment income of $.279 and distributions from net realized gain of $3.295 per share.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Contrafund Portfolio Investor Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$33.76	$37.21	$34.22	$26.35	$22.94
Income from Investment Operations
Net investment income (loss)A	.30	.32	.33	.29	.30
Net realized and unrealized gain (loss)	1.84	(.13)	3.74	7.91	3.45
Total from investment operations	2.14	.19	4.07	8.20	3.75
Distributions from net investment income	(.24)	(.34)	(.33)	(.32)	(.32)B
Distributions from net realized gain	(2.65)	(3.30)	(.75)	(.01)	(.01)B
Total distributions	(2.89)	(3.64)	(1.08)	(.33)	(.34)C
Redemption fees added to paid in capitalA	–	–	–D	–D	–D
Net asset value, end of period	$33.01	$33.76	$37.21	$34.22	$26.35
Total ReturnE,F	7.95%	.56%	11.85%	31.15%	16.34%
Ratios to Average Net AssetsG,H
Expenses before reductions	.71%	.71%	.71%	.72%	.73%
Expenses net of fee waivers, if any	.71%	.71%	.71%	.71%	.73%
Expenses net of all reductions	.70%	.70%	.71%	.71%	.71%
Net investment income (loss)	.95%	.93%	.93%	.97%	1.18%
Supplemental Data
Net assets, end of period (000 omitted)	$1,327,708	$1,276,807	$1,210,592	$1,031,358	$698,845
Portfolio turnover rateI	62%	80%	74%	86%	87%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.34 per share is comprised of distributions from net investment income of $.322 and distributions from net realized gain of $.013 per share.

 D Amount represents less than $.005 per share.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. The fund offered Service Class 2R shares during the period April 24, 2002 through April 30, 2015 and all outstanding shares were converted to Service Class 2 shares by April 30, 2015. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, short-term gain distributions from the underlying funds, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,909,526,121
Gross unrealized depreciation	(476,005,560)
Net unrealized appreciation (depreciation) on securities	$3,433,520,561
Tax Cost	$14,503,242,675

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$37,570,536
Undistributed long-term capital gain	$680,289,005
Net unrealized appreciation (depreciation) on securities and other investments	$3,433,397,909

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$123,732,925	$ 332,205,069
Long-term Capital Gains	1,451,984,959	1,595,831,235
Total	$1,575,717,884	$ 1,928,036,304

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Consolidated Subsidiary. The Fund invests in certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, the Fund held an investment of $834,137 in this Subsidiary, representing .00% of the Fund's net assets. The financial statements have been consolidated and include accounts of the Fund and each Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $11,142,121 and a change in net unrealized appreciation (depreciation) of $(1,715,460) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $10,778,034,575 and $12,822,856,133, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$1,459,987
Service Class 2	20,136,955
$21,596,942

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$4,597,921
Service Class	963,592
Service Class 2	5,316,156
Investor Class	1,858,392
$12,736,061

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $266,110 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $2,208.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $45,800 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $427,500. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,375,647, including $124,520 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $809,337 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $134,661.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Initial Class	$54,940,478	$79,941,331
Service Class	10,073,381	14,932,185
Service Class 2	48,997,544	69,447,147
Service Class 2R	–	856
Investor Class	9,721,521	12,624,241
Total	$123,732,924	$176,945,760
From net realized gain
Initial Class	$575,054,471	$703,131,983
Service Class	119,636,942	150,460,594
Service Class 2	657,251,824	788,053,180
Service Class 2R	–	864,532
Investor Class	100,041,723	108,580,255
Total	$1,451,984,960	$1,751,090,544

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Initial Class
Shares sold	4,917,198	8,952,835	$154,447,968	$315,514,465
Reinvestment of distributions	22,388,704	22,901,483	629,994,949	783,073,314
Shares redeemed	(36,744,966)	(26,888,922)	(1,144,427,127)	(943,774,825)
Net increase (decrease)	(9,439,064)	4,965,396	$(359,984,210)	$154,812,954
Service Class
Shares sold	1,377,610	1,554,871	$43,113,058	$54,599,900
Reinvestment of distributions	4,635,999	4,853,587	129,710,323	165,392,779
Shares redeemed	(8,552,024)	(6,683,290)	(269,744,462)	(233,768,207)
Net increase (decrease)	(2,538,415)	(274,832)	$(96,921,081)	$(13,775,528)
Service Class 2
Shares sold	22,094,254	21,717,333	$675,363,352	$748,436,481
Reinvestment of distributions	25,726,957	25,563,476	706,249,368	857,500,327
Shares redeemed	(48,541,399)	(34,618,040)	(1,504,027,418)	(1,186,593,252)
Net increase (decrease)	(720,188)	12,662,769	$(122,414,698)	$419,343,556
Service Class 2R
Shares sold	–	11,068	$–	$389,193
Reinvestment of distributions	–	25,733	–	865,388
Shares redeemed	–	(321,045)	–	(11,097,459)
Net increase (decrease)	–	(284,244)	$–	$(9,842,878)
Investor Class
Shares sold	1,712,207	3,099,314	$53,815,278	$107,242,291
Reinvestment of distributions	3,918,305	3,561,108	109,763,244	121,204,496
Shares redeemed	(3,227,939)	(1,379,023)	(101,536,110)	(48,162,582)
Net increase (decrease)	2,402,573	5,281,399	$62,042,412	$180,284,205

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 12% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 10% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund℠ Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund℠ Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 21, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 169 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Melissa M. Reilly (1971)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Ms. Reilly also serves as Vice President of other funds. Ms. Reilly is an employee of Fidelity Investments (2004-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Initial Class	.63%
Actual		$1,000.00	$1,072.50	$3.28
Hypothetical-C		$1,000.00	$1,021.97	$3.20
Service Class	.73%
Actual		$1,000.00	$1,071.90	$3.80
Hypothetical-C		$1,000.00	$1,021.47	$3.71
Service Class 2.88%
Actual		$1,000.00	$1,071.00	$4.58
Hypothetical-C		$1,000.00	$1,020.71	$4.47
Investor Class	.71%
Actual		$1,000.00	$1,071.90	$3.70
Hypothetical-C		$1,000.00	$1,021.57	$3.61

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Contrafund Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains

Initial Class	02/10/17	02/10/17	$0.072	$1.275
Service Class	02/10/17	02/10/17	$0.067	$1.275
Service Class 2	02/10/17	02/10/17	$0.059	$1.275
Investor Class	02/10/17	02/10/17	$0.068	$1.275

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $680,558,064, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, Service Class 2 and Investor Class designate 100% of the dividend distributed in December 2016, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2015.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Contrafund Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Contrafund Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below the competitive median for 2015.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPCON-ANN-0217
1.540131.119

Fidelity® Variable Insurance Products: Disciplined Small Cap Portfolio Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Initial Class	22.68%	15.82%	7.41%
Service Class	22.49%	15.71%	7.29%
Service Class 2	22.31%	15.48%	7.09%
Investor Class	22.54%	15.73%	7.31%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Disciplined Small Cap Portfolio - Initial Class on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$20,431	VIP Disciplined Small Cap Portfolio - Initial Class
$19,793	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500 index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Maximilan Kaufmann, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team:  The fund’s share classes returned between 22% and 23% for the 12 months ending December 31, 2016, ahead of the 21.31% gain of the benchmark Russell 2000 Index. Versus the Russell index, the fund benefited from strong security selection, although sector positioning, in aggregate, was negative for the year. Stock picking in the information technology and health care sectors helped most. Among individual stocks, the fund’s top relative contributor was Argan, a service provider to the power generation and telecommunication services industries. Its shares returned 122% for the period. Investment bank and asset manager Piper Jaffray also added value, as did chip manufacturer Advanced Micro Devices, the fund’s largest individual position at period end. We purchased this stock around midyear, and while we owned it, AMD's value more than doubled. Conversely, positioning in energy and real estate detracted. The fund's biggest relative detractor was DHT Holdings, an energy transportation company that in November produced disappointing third-quarter earnings that in turn led DHT to slash its dividend. Also, poor earnings reports weighed on shares of nutritional supplements retailer GNC, in which we established a position in July.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Advanced Micro Devices, Inc.	0.9	0.0
Umpqua Holdings Corp.	0.7	0.6
The Chemours Co. LLC	0.7	0.0
Tenneco, Inc.	0.7	0.6
Sunstone Hotel Investors, Inc.	0.7	0.4
Wintrust Financial Corp.	0.7	0.6
Cirrus Logic, Inc.	0.7	0.4
Finisar Corp.	0.7	0.0
InterDigital, Inc.	0.7	0.0
Deluxe Corp.	0.7	0.7
	7.2

Top Five Market Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.6	23.9
Information Technology	17.8	17.4
Consumer Discretionary	14.2	12.9
Health Care	13.8	15.3
Industrials	12.4	11.8

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Asset Allocation (% of fund's net assets)

As of December 31, 2016 *
Stocks and Equity Futures	99.6%
Short-Term Investments and Net Other Assets (Liabilities)	0.4%

 * Foreign investments - 5.2%

As of June 30, 2016 *
Stocks and Equity Futures	100.1%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.1)%

 * Foreign investments - 4.2%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
CONSUMER DISCRETIONARY - 14.2%
Auto Components - 3.3%
American Axle & Manufacturing Holdings, Inc. (a)	97,666	$1,884,954
Cooper Tire & Rubber Co.	48,004	1,864,955
Cooper-Standard Holding, Inc. (a)	17,255	1,783,822
Dana Holding Corp.	81,117	1,539,601
Drew Industries, Inc.	5,764	621,071
Stoneridge, Inc. (a)	10,822	191,441
Superior Industries International, Inc.	9,269	244,238
Tenneco, Inc. (a)	33,794	2,111,111
Tower International, Inc.	3,476	98,545
		10,339,738
Diversified Consumer Services - 0.9%
Capella Education Co.	13,492	1,184,598
DeVry, Inc. (b)	28,000	873,600
K12, Inc. (a)	42,713	732,955
LifeLock, Inc. (a)	662	15,835
		2,806,988
Hotels, Restaurants & Leisure - 0.7%
Bloomin' Brands, Inc.	20,899	376,809
Isle of Capri Casinos, Inc. (a)	18,564	458,345
Marriott Vacations Worldwide Corp.	14,826	1,257,986
		2,093,140
Household Durables - 1.4%
Bassett Furniture Industries, Inc.	3,657	111,173
CSS Industries, Inc.	333	9,014
Ethan Allen Interiors, Inc.	10,004	368,647
Flexsteel Industries, Inc.	21,839	1,346,811
iRobot Corp. (a)	2,593	151,561
La-Z-Boy, Inc.	55,974	1,737,993
M/I Homes, Inc. (a)	4,445	111,925
TRI Pointe Homes, Inc. (a)	56,114	644,189
		4,481,313
Internet & Direct Marketing Retail - 0.2%
HSN, Inc.	8,900	305,270
Shutterfly, Inc. (a)	6,851	343,783
		649,053
Leisure Products - 1.1%
Brunswick Corp.	14,414	786,140
MCBC Holdings, Inc.	12,873	187,688
Nautilus, Inc. (a)	42,908	793,798
Smith & Wesson Holding Corp. (a)(b)	82,018	1,728,939
		3,496,565
Media - 0.5%
A.H. Belo Corp. Class A	4,758	30,213
Gannett Co., Inc.	17,537	170,284
Media General, Inc. (a)	1,013	19,075
Meredith Corp. (b)	183	10,824
MSG Network, Inc. Class A (a)	46,143	992,075
New Media Investment Group, Inc.	15,724	251,427
Saga Communications, Inc. Class A	352	17,706
The McClatchy Co. Class A (a)	2,446	32,238
		1,523,842
Multiline Retail - 0.6%
Big Lots, Inc. (b)	37,274	1,871,528
Specialty Retail - 5.0%
Aarons, Inc. Class A	39,900	1,276,401
American Eagle Outfitters, Inc. (b)	128,155	1,944,111
Big 5 Sporting Goods Corp. (b)	73,916	1,282,443
Caleres, Inc.	41,654	1,367,084
Chico's FAS, Inc.	61,544	885,618
DSW, Inc. Class A	67,341	1,525,274
Express, Inc. (a)	99,156	1,066,919
Francesca's Holdings Corp. (a)	9,988	180,084
Genesco, Inc. (a)	4,367	271,191
GNC Holdings, Inc. (b)	141,014	1,556,795
Office Depot, Inc.	409,863	1,852,581
Pier 1 Imports, Inc.	12,549	107,168
Rent-A-Center, Inc. (b)	87,473	984,071
Shoe Carnival, Inc.	23,180	625,396
Tailored Brands, Inc.	10,702	273,436
The Cato Corp. Class A (sub. vtg.)	8,278	249,002
The Children's Place Retail Stores, Inc.	818	82,577
		15,530,151
Textiles, Apparel & Luxury Goods - 0.5%
Movado Group, Inc.	34,104	980,490
Unifi, Inc. (a)	13,901	453,590
		1,434,080

TOTAL CONSUMER DISCRETIONARY		44,226,398

CONSUMER STAPLES - 3.9%
Food & Staples Retailing - 1.1%
Ingles Markets, Inc. Class A	15,515	746,272
SpartanNash Co.	45,387	1,794,602
United Natural Foods, Inc. (a)	18,127	865,020
		3,405,894
Food Products - 1.6%
Dean Foods Co.	83,849	1,826,231
Fresh Del Monte Produce, Inc.	12,004	727,803
Omega Protein Corp. (a)	56,352	1,411,618
Sanderson Farms, Inc.	5,970	562,613
Seaboard Corp. (a)	54	213,407
Seneca Foods Corp. Class A (a)	5,381	215,509
		4,957,181
Household Products - 0.4%
Central Garden & Pet Co. Class A (non-vtg.) (a)	40,319	1,245,857
WD-40 Co.	1,052	122,979
		1,368,836
Personal Products - 0.3%
Avon Products, Inc.	11,348	57,194
MediFast, Inc.	5,603	233,253
Natural Health Trends Corp. (b)	8,447	209,908
Nutraceutical International Corp.	1,500	52,425
USANA Health Sciences, Inc. (a)	7,516	459,979
		1,012,759
Tobacco - 0.5%
Universal Corp. (b)	23,453	1,495,129

TOTAL CONSUMER STAPLES		12,239,799

ENERGY - 3.5%
Energy Equipment & Services - 2.3%
Archrock, Inc.	32,238	425,542
Atwood Oceanics, Inc. (b)	127,332	1,671,869
Dril-Quip, Inc. (a)(b)	25,497	1,531,095
Gulf Island Fabrication, Inc.	837	9,960
Matrix Service Co. (a)	52,285	1,186,870
McDermott International, Inc. (a)	243,000	1,795,770
Natural Gas Services Group, Inc. (a)	2,849	91,595
PHI, Inc. (non-vtg.) (a)	4,002	72,116
Pioneer Energy Services Corp. (a)	31,531	215,987
		7,000,804
Oil, Gas & Consumable Fuels - 1.2%
Adams Resources & Energy, Inc.	236	9,357
Bill Barrett Corp. (a)	105,611	738,221
DHT Holdings, Inc. (b)	264,893	1,096,657
Evolution Petroleum Corp.	2,383	23,830
Golar LNG Ltd. (b)	2,788	63,957
International Seaways, Inc. (a)	2,576	36,167
Navios Maritime Acquisition Corp.	14,333	24,366
Oasis Petroleum, Inc. (a)	38,209	578,484
Overseas Shipholding Group, Inc.	19,796	75,819
Rex American Resources Corp. (a)	257	25,379
RSP Permian, Inc. (a)	9,212	411,039
Sanchez Energy Corp. (a)(b)	47,438	428,365
Teekay Tankers Ltd.	18,569	41,966
Western Refining, Inc. (b)	4,191	158,629
Westmoreland Coal Co. (a)	6,398	113,053
		3,825,289

TOTAL ENERGY		10,826,093

FINANCIALS - 18.6%
Banks - 8.6%
Arrow Financial Corp.	848	34,344
Atlantic Capital Bancshares, Inc. (a)	1,675	31,825
BancFirst Corp.	9,270	862,574
Banco Latinoamericano de Comercio Exterior SA Series E	25,006	736,177
Bank of the Ozarks, Inc. (b)	9,270	487,509
Banner Corp. (b)	7,893	440,508
Berkshire Hills Bancorp, Inc.	5,722	210,856
Brookline Bancorp, Inc., Delaware	13,178	216,119
Cathay General Bancorp	26,687	1,014,907
Centerstate Banks of Florida, Inc.	11,608	292,173
Chemical Financial Corp.	8,089	438,181
Community Trust Bancorp, Inc.	3,984	197,606
Customers Bancorp, Inc. (a)	1,137	40,727
Fidelity Southern Corp.	15,700	371,619
First Bancorp, North Carolina	8,415	228,383
First Bancorp, Puerto Rico (a)	172,928	1,143,054
First Busey Corp.	5,994	184,495
First Financial Bancorp, Ohio	11,840	336,848
First Interstate Bancsystem, Inc.	18,167	773,006
First Midwest Bancorp, Inc., Delaware	25,607	646,065
First NBC Bank Holding Co. (a)	7,344	53,611
Fulton Financial Corp.	106,625	2,004,550
Great Southern Bancorp, Inc.	7,426	405,831
Great Western Bancorp, Inc.	18,265	796,171
Guaranty Bancorp	12,136	293,691
Hanmi Financial Corp.	6,687	233,376
Heritage Commerce Corp.	21,326	307,734
Hilltop Holdings, Inc.	41,424	1,234,435
Home Bancshares, Inc.	15,581	432,684
Huntington Bancshares, Inc.	60,926	805,442
IBERIABANK Corp.	11,395	954,331
International Bancshares Corp.	25,804	1,052,803
Investors Bancorp, Inc.	55,131	769,077
LegacyTexas Financial Group, Inc.	14,077	606,156
MainSource Financial Group, Inc.	1,996	68,662
Merchants Bancshares, Inc.	4,117	223,141
National Bank Holdings Corp.	7,361	234,742
Opus Bank	21,617	649,591
Peapack-Gladstone Financial Corp.	3,121	96,376
Preferred Bank, Los Angeles	2,491	130,578
PrivateBancorp, Inc.	5,241	284,010
Sandy Spring Bancorp, Inc.	6,433	257,256
Stonegate Bank	3,684	153,733
UMB Financial Corp.	2,849	219,715
Umpqua Holdings Corp.	115,949	2,177,522
Univest Corp. of Pennsylvania	1,976	61,058
Washington Trust Bancorp, Inc.	2,726	152,792
Western Alliance Bancorp. (a)	31,342	1,526,669
Wintrust Financial Corp.	28,641	2,078,477
		26,951,190
Capital Markets - 2.5%
Diamond Hill Investment Group, Inc.	1,469	309,048
Evercore Partners, Inc. Class A	7,272	499,586
Financial Engines, Inc. (b)	50,029	1,838,566
Gain Capital Holdings, Inc.	16,336	107,491
GAMCO Investors, Inc. Class A	831	25,670
INTL FCStone, Inc. (a)	34,703	1,374,239
Janus Capital Group, Inc.	614	8,148
KCG Holdings, Inc. Class A (a)	13,162	174,397
Manning & Napier, Inc. Class A	6,691	50,517
OM Asset Management Ltd.	32,659	473,556
Oppenheimer Holdings, Inc. Class A (non-vtg.)	3,359	62,477
Piper Jaffray Companies (a)	22,335	1,619,288
Vector Capital Corp. rights (a)	5,673	0
Waddell & Reed Financial, Inc. Class A	62,234	1,214,185
		7,757,168
Consumer Finance - 1.0%
Enova International, Inc. (a)	33,314	418,091
Nelnet, Inc. Class A	32,180	1,633,135
Regional Management Corp. (a)	8,537	224,352
World Acceptance Corp. (a)(b)	13,685	879,672
		3,155,250
Diversified Financial Services - 0.1%
Cotiviti Holdings, Inc. (b)	1,755	60,372
Marlin Business Services Corp.	13,983	292,245
		352,617
Insurance - 1.9%
Amerisafe, Inc.	923	57,549
EMC Insurance Group	1,931	57,949
Employers Holdings, Inc.	12,648	500,861
Federated National Holding Co.	38,346	716,687
HCI Group, Inc.	4,956	195,663
Heritage Insurance Holdings, Inc.	37,398	586,027
Horace Mann Educators Corp.	172	7,362
National General Holdings Corp.	8,333	208,242
Selective Insurance Group, Inc.	39,114	1,683,858
United Insurance Holdings Corp.	44,033	666,660
Universal Insurance Holdings, Inc. (b)	47,840	1,358,656
		6,039,514
Mortgage Real Estate Investment Trusts - 1.7%
Anworth Mortgage Asset Corp.	49,268	254,716
Apollo Commercial Real Estate Finance, Inc.	103,560	1,721,167
Capstead Mortgage Corp.	65,594	668,403
Colony Financial, Inc.	739	14,965
MFA Financial, Inc.	202,687	1,546,502
New Residential Investment Corp.	37,114	583,432
Redwood Trust, Inc.	25,027	380,661
		5,169,846
Real Estate Management & Development - 0.1%
The RMR Group, Inc.	3,972	156,894
Thrifts & Mortgage Finance - 2.7%
BofI Holding, Inc. (a)(b)	63,570	1,814,924
Dime Community Bancshares, Inc.	22,181	445,838
Essent Group Ltd. (a)	60,081	1,944,822
EverBank Financial Corp.	628	12,215
First Defiance Financial Corp.	3,418	173,429
Hingham Institution for Savings	342	67,299
Northwest Bancshares, Inc.	94,544	1,704,628
Radian Group, Inc.	19,738	354,889
Walker & Dunlop, Inc. (a)	36,048	1,124,698
Waterstone Financial, Inc.	8,572	157,725
WSFS Financial Corp.	12,174	564,265
		8,364,732

TOTAL FINANCIALS		57,947,211

HEALTH CARE - 13.8%
Biotechnology - 2.8%
Acorda Therapeutics, Inc. (a)	15,337	288,336
Alder Biopharmaceuticals, Inc. (a)(b)	379	7,883
AMAG Pharmaceuticals, Inc. (a)(b)	10,155	353,394
Applied Genetic Technologies Corp. (a)	13,447	125,729
ARIAD Pharmaceuticals, Inc. (a)	16,596	206,454
Array BioPharma, Inc. (a)	44,812	393,897
Biospecifics Technologies Corp. (a)	3,768	209,878
bluebird bio, Inc. (a)(b)	4,181	257,968
Blueprint Medicines Corp. (a)(b)	8,780	246,279
Clovis Oncology, Inc. (a)(b)	1,708	75,869
Concert Pharmaceuticals, Inc. (a)	5,620	57,830
Dyax Corp. rights 12/31/19 (a)	11,419	28,433
Emergent BioSolutions, Inc. (a)(b)	9,979	327,710
Enanta Pharmaceuticals, Inc. (a)	7,570	253,595
Exact Sciences Corp. (a)(b)	6,187	82,658
Exelixis, Inc. (a)	47,254	704,557
FibroGen, Inc. (a)	1,007	21,550
Five Prime Therapeutics, Inc. (a)	7,478	374,723
Genomic Health, Inc. (a)	8,248	242,409
Halozyme Therapeutics, Inc. (a)(b)	2,230	22,032
Insys Therapeutics, Inc. (a)(b)	20,768	191,066
Ironwood Pharmaceuticals, Inc. Class A (a)	10,922	166,997
Kite Pharma, Inc. (a)(b)	3,098	138,914
Lexicon Pharmaceuticals, Inc. (a)(b)	16,831	232,773
Ligand Pharmaceuticals, Inc. Class B (a)(b)	1,585	161,052
MiMedx Group, Inc. (a)(b)	33,655	298,183
Momenta Pharmaceuticals, Inc. (a)	343	5,162
Myriad Genetics, Inc. (a)(b)	20,223	337,117
PDL BioPharma, Inc.	101,296	214,748
Pfenex, Inc. (a)	5,612	50,901
PharmAthene, Inc.	22,826	74,185
Portola Pharmaceuticals, Inc. (a)	1,316	29,531
Progenics Pharmaceuticals, Inc. (a)	10,074	87,039
Prothena Corp. PLC (a)(b)	2,538	124,844
Repligen Corp. (a)	10,260	316,213
Retrophin, Inc. (a)	13,995	264,925
Rigel Pharmaceuticals, Inc. (a)	7,597	18,081
Sage Therapeutics, Inc. (a)	1,734	88,538
Sarepta Therapeutics, Inc. (a)(b)	2,754	75,542
Spark Therapeutics, Inc. (a)	72	3,593
Synergy Pharmaceuticals, Inc. (a)	28,431	173,145
TESARO, Inc. (a)(b)	3,526	474,176
Ultragenyx Pharmaceutical, Inc. (a)	3,716	261,272
Vanda Pharmaceuticals, Inc. (a)	15,595	248,740
Xencor, Inc. (a)	11,783	310,129
		8,628,050
Health Care Equipment & Supplies - 3.8%
Angiodynamics, Inc. (a)	14,084	237,597
Anika Therapeutics, Inc. (a)	1,467	71,824
Cantel Medical Corp.	19,201	1,512,079
Exactech, Inc. (a)	8,309	226,836
Globus Medical, Inc. (a)	31,790	788,710
Haemonetics Corp. (a)	8,678	348,856
Halyard Health, Inc. (a)	4,112	152,062
ICU Medical, Inc. (a)	5,302	781,250
Inogen, Inc. (a)(b)	9,614	645,772
Integer Holdings Corp. (a)	8,698	256,156
Integra LifeSciences Holdings Corp. (a)	4,788	410,763
LivaNova PLC (a)	17,332	779,420
Masimo Corp. (a)	29,080	1,959,992
Meridian Bioscience, Inc.	7,434	131,582
Merit Medical Systems, Inc. (a)	40,146	1,063,869
Natus Medical, Inc. (a)	28,900	1,005,720
OraSure Technologies, Inc. (a)	29,702	260,784
Orthofix International NV (a)	17,407	629,785
SurModics, Inc. (a)	12,998	330,149
West Pharmaceutical Services, Inc.	3,954	335,418
		11,928,624
Health Care Providers & Services - 4.8%
Alliance Healthcare Services, Inc. (a)	23,630	226,848
Almost Family, Inc. (a)	1,250	55,125
Chemed Corp. (b)	11,042	1,771,247
Corvel Corp. (a)	13,859	507,239
Diplomat Pharmacy, Inc. (a)(b)	29,115	366,849
HealthSouth Corp. (b)	20,584	848,884
Healthways, Inc. (a)	42,056	956,774
LHC Group, Inc. (a)	1,441	65,854
Magellan Health Services, Inc. (a)	23,854	1,795,014
Molina Healthcare, Inc. (a)(b)	34,847	1,890,798
National Healthcare Corp.	5,326	403,658
Owens & Minor, Inc. (b)	42,639	1,504,730
PharMerica Corp. (a)	46,223	1,162,508
Select Medical Holdings Corp. (a)	31,697	419,985
Surgical Care Affiliates, Inc. (a)	14,492	670,545
Team Health Holdings, Inc. (a)	3,097	134,565
Triple-S Management Corp. (a)	27,291	564,924
Wellcare Health Plans, Inc. (a)	11,109	1,522,822
		14,868,369
Health Care Technology - 0.9%
HMS Holdings Corp. (a)	44,099	800,838
Medidata Solutions, Inc. (a)	1,143	56,773
Omnicell, Inc. (a)	17,912	607,217
Quality Systems, Inc.	89,260	1,173,769
		2,638,597
Life Sciences Tools & Services - 0.6%
Cambrex Corp. (a)	5,109	275,631
INC Research Holdings, Inc. Class A (a)	9,670	508,642
Luminex Corp. (a)	11,785	238,411
PAREXEL International Corp. (a)	9,193	604,164
PRA Health Sciences, Inc. (a)	6,761	372,666
		1,999,514
Pharmaceuticals - 0.9%
Aerie Pharmaceuticals, Inc. (a)	563	21,310
Amphastar Pharmaceuticals, Inc. (a)	12,983	239,147
Catalent, Inc. (a)	10,481	282,568
Corcept Therapeutics, Inc. (a)(b)	25,761	187,025
DepoMed, Inc. (a)(b)	1,534	27,643
Horizon Pharma PLC (a)(b)	35,821	579,584
Impax Laboratories, Inc. (a)	24,035	318,464
Nektar Therapeutics (a)	10,568	129,669
Pacira Pharmaceuticals, Inc. (a)	958	30,943
Prestige Brands Holdings, Inc. (a)	11,581	603,370
Sucampo Pharmaceuticals, Inc. Class A (a)(b)	15,247	206,597
Supernus Pharmaceuticals, Inc. (a)	2,184	55,146
The Medicines Company (a)(b)	6,427	218,132
Theravance Biopharma, Inc. (a)(b)	481	15,334
		2,914,932

TOTAL HEALTH CARE		42,978,086

INDUSTRIALS - 12.4%
Aerospace & Defense - 1.9%
Astronics Corp. (a)	36,041	1,219,627
Astronics Corp. Class B	7,789	262,489
Curtiss-Wright Corp.	17,887	1,759,365
Mercury Systems, Inc. (a)	13,275	401,171
Moog, Inc. Class A (a)	26,895	1,766,464
Teledyne Technologies, Inc. (a)	2,953	363,219
		5,772,335
Airlines - 1.1%
Hawaiian Holdings, Inc. (a)	35,207	2,006,799
JetBlue Airways Corp. (a)	69,251	1,552,607
		3,559,406
Building Products - 0.6%
American Woodmark Corp. (a)	6,372	479,493
Apogee Enterprises, Inc.	4,916	263,301
Insteel Industries, Inc.	2,383	84,930
NCI Building Systems, Inc. (a)	25,727	402,628
Ply Gem Holdings, Inc. (a)	14,435	234,569
Universal Forest Products, Inc.	4,059	414,749
		1,879,670
Commercial Services & Supplies - 3.1%
ARC Document Solutions, Inc. (a)	8,957	45,502
Brady Corp. Class A	8,404	315,570
Deluxe Corp.	28,505	2,041,243
Ennis, Inc.	7,478	129,743
Essendant, Inc.	13,368	279,391
Herman Miller, Inc.	34,920	1,194,264
Kimball International, Inc. Class B	60,718	1,066,208
Knoll, Inc.	39,772	1,110,832
Quad/Graphics, Inc.	20,957	563,324
Steelcase, Inc. Class A	60,920	1,090,468
UniFirst Corp.	9,259	1,330,055
West Corp.	18,273	452,439
		9,619,039
Construction & Engineering - 0.9%
Argan, Inc.	23,863	1,683,535
EMCOR Group, Inc.	14,631	1,035,290
MYR Group, Inc. (a)	6,172	232,561
		2,951,386
Electrical Equipment - 0.4%
Allied Motion Technologies, Inc.	2,764	59,122
EnerSys	17,084	1,334,260
		1,393,382
Machinery - 2.1%
Alamo Group, Inc.	6,619	503,706
CLARCOR, Inc.	1,946	160,487
Federal Signal Corp.	4,251	66,358
Global Brass & Copper Holdings, Inc.	21,425	734,878
Greenbrier Companies, Inc. (b)	40,408	1,678,952
Hurco Companies, Inc.	5,916	195,820
Hyster-Yale Materials Handling Class A	3,979	253,741
Joy Global, Inc.	4,520	126,560
Kadant, Inc.	7,334	448,841
Lydall, Inc. (a)	2,817	174,231
Mueller Water Products, Inc. Class A	13,555	180,417
Wabash National Corp.	109,637	1,734,457
Woodward, Inc.	1,871	129,193
		6,387,641
Marine - 0.2%
Costamare, Inc.	20,909	117,090
Matson, Inc.	18,104	640,701
		757,791
Professional Services - 1.7%
Barrett Business Services, Inc.	4,647	297,873
Huron Consulting Group, Inc. (a)	2,563	129,816
ICF International, Inc. (a)	4,066	224,443
Insperity, Inc.	24,095	1,709,540
Kelly Services, Inc. Class A (non-vtg.)	10,977	251,593
Kforce, Inc.	13,395	309,425
Resources Connection, Inc.	46,121	887,829
RPX Corp. (a)	117,260	1,266,408
TrueBlue, Inc. (a)	10,385	255,990
		5,332,917
Road & Rail - 0.4%
ArcBest Corp.	9,838	272,021
Roadrunner Transportation Systems, Inc. (a)	13,704	142,385
Swift Transporation Co. (a)(b)	28,955	705,344
		1,119,750

TOTAL INDUSTRIALS		38,773,317

INFORMATION TECHNOLOGY - 17.8%
Communications Equipment - 2.7%
Bel Fuse, Inc. Class B (non-vtg.)	1,964	60,688
Black Box Corp.	6,749	102,922
Communications Systems, Inc.	2,925	13,543
Digi International, Inc. (a)	5,519	75,886
Finisar Corp. (a)	68,280	2,066,836
InterDigital, Inc.	22,388	2,045,144
Ixia (a)	37,485	603,509
Lumentum Holdings, Inc. (a)	2,719	105,089
NETGEAR, Inc. (a)	27,480	1,493,538
Oclaro, Inc. (a)	126,743	1,134,350
Plantronics, Inc.	13,970	764,997
		8,466,502
Electronic Equipment & Components - 6.2%
Anixter International, Inc. (a)	3,595	291,375
Benchmark Electronics, Inc. (a)	58,106	1,772,233
Cardtronics PLC	26,478	1,444,904
Coherent, Inc. (a)	7,843	1,077,511
Insight Enterprises, Inc. (a)	17,488	707,215
KEMET Corp. (a)	9,953	65,988
Kimball Electronics, Inc. (a)	46,298	842,624
Methode Electronics, Inc. Class A	40,982	1,694,606
MTS Systems Corp.	1,950	110,565
PC Connection, Inc.	4,337	121,826
Plexus Corp. (a)	18,347	991,472
Rogers Corp. (a)	5,111	392,576
Sanmina Corp. (a)	53,698	1,968,032
ScanSource, Inc. (a)	41,245	1,664,236
SYNNEX Corp.	15,412	1,865,160
Tech Data Corp. (a)	23,663	2,003,783
TTM Technologies, Inc. (a)	117,761	1,605,082
Vishay Intertechnology, Inc. (b)	49,304	798,725
		19,417,913
Internet Software & Services - 0.7%
Bankrate, Inc. (a)	20,972	231,741
DHI Group, Inc. (a)	14,681	91,756
Global Sources Ltd. (a)	22,399	198,231
j2 Global, Inc.	6,295	514,931
MeetMe, Inc. (a)(b)	73,679	363,237
RetailMeNot, Inc. (a)	81,155	754,742
		2,154,638
IT Services - 1.6%
Computer Task Group, Inc.	3,604	15,173
CSG Systems International, Inc.	34,647	1,676,915
EVERTEC, Inc.	20,750	368,313
ExlService Holdings, Inc. (a)	1,977	99,720
Hackett Group, Inc.	6,144	108,503
ManTech International Corp. Class A	1,340	56,615
NCI, Inc. Class A	7,316	102,058
Neustar, Inc. Class A (a)	6,643	221,876
Science Applications International Corp.	7,996	678,061
Sykes Enterprises, Inc. (a)	31,544	910,360
Syntel, Inc.	26,182	518,142
Travelport Worldwide Ltd.	19,851	279,899
		5,035,635
Semiconductors & Semiconductor Equipment - 5.0%
Acacia Communications, Inc.	1,313	81,078
Advanced Energy Industries, Inc. (a)	4,848	265,428
Advanced Micro Devices, Inc. (a)	253,776	2,877,810
Alpha & Omega Semiconductor Ltd. (a)	5,513	117,262
Cabot Microelectronics Corp.	26,483	1,672,931
Cirrus Logic, Inc. (a)	36,662	2,072,869
Integrated Device Technology, Inc. (a)	10,949	257,958
Intersil Corp. Class A	7,251	161,697
IXYS Corp.	26,571	316,195
MaxLinear, Inc. Class A (a)	5,708	124,434
MKS Instruments, Inc.	32,759	1,945,885
Nanometrics, Inc. (a)	9,582	240,125
NeoPhotonics Corp. (a)	85,939	929,001
Photronics, Inc. (a)	131,369	1,484,470
Rudolph Technologies, Inc. (a)	43,153	1,007,623
Silicon Laboratories, Inc. (a)	3,410	221,650
Tessera Holding Corp.	39,327	1,738,253
		15,514,669
Software - 1.3%
Aspen Technology, Inc. (a)	30,433	1,664,076
Barracuda Networks, Inc. (a)	16,109	345,216
Gigamon, Inc. (a)	2,319	105,630
Mentor Graphics Corp.	8,014	295,636
Monotype Imaging Holdings, Inc.	1,787	35,472
Progress Software Corp.	26,367	841,898
QAD, Inc. Class B	1,619	41,365
Synchronoss Technologies, Inc. (a)	5,159	197,590
The Rubicon Project, Inc. (a)	40,613	301,348
Zedge, Inc. (a)	8,601	26,921
		3,855,152
Technology Hardware, Storage & Peripherals - 0.3%
Super Micro Computer, Inc. (a)	33,155	929,998

TOTAL INFORMATION TECHNOLOGY		55,374,507

MATERIALS - 5.5%
Chemicals - 2.4%
Chase Corp.	2,615	218,483
Chemtura Corp. (a)	893	29,648
FutureFuel Corp.	64,040	890,156
Innophos Holdings, Inc.	6,442	336,659
Innospec, Inc.	922	63,157
KMG Chemicals, Inc.	3,922	152,527
Minerals Technologies, Inc.	8,078	624,026
Rayonier Advanced Materials, Inc. (b)	73,335	1,133,759
Stepan Co.	1,936	157,745
The Chemours Co. LLC	98,110	2,167,250
Trecora Resources (a)	1,488	20,609
Trinseo SA	29,635	1,757,356
		7,551,375
Containers & Packaging - 0.2%
AEP Industries, Inc.	3,081	357,704
Greif, Inc. Class A	6,866	352,294
		709,998
Metals & Mining - 2.3%
AK Steel Holding Corp. (a)(b)	197,179	2,013,198
Atkore International Group, Inc.	17,919	428,443
Cliffs Natural Resources, Inc. (a)(b)	208,185	1,750,836
Commercial Metals Co. (b)	77,945	1,697,642
Ryerson Holding Corp. (a)	17,562	234,453
Schnitzer Steel Industries, Inc. Class A	5,731	147,287
Stillwater Mining Co. (a)	507	8,168
SunCoke Energy, Inc.	13,187	149,541
Worthington Industries, Inc.	16,994	806,195
		7,235,763
Paper & Forest Products - 0.6%
Schweitzer-Mauduit International, Inc.	37,715	1,717,164

TOTAL MATERIALS		17,214,300

REAL ESTATE - 6.0%
Equity Real Estate Investment Trusts (REITs) - 5.6%
Ashford Hospitality Trust, Inc.	53,511	415,245
CBL & Associates Properties, Inc. (b)	144,707	1,664,131
Chesapeake Lodging Trust	23,208	600,159
CorEnergy Infrastructure Trust, Inc. (b)	6,359	221,802
Coresite Realty Corp.	8,612	683,534
Four Corners Property Trust, Inc.	58,883	1,208,279
Gyrodyne LLC	133	2,434
Hersha Hospitality Trust	23,166	498,069
InfraReit, Inc.	38,454	688,711
LaSalle Hotel Properties (SBI)	20,969	638,925
Medical Properties Trust, Inc.	4,925	60,578
National Storage Affiliates Trust	32,856	725,132
Pebblebrook Hotel Trust (b)	18,975	564,506
PS Business Parks, Inc.	13,585	1,582,924
RLJ Lodging Trust	83,146	2,036,246
Ryman Hospitality Properties, Inc.	22,772	1,434,864
Sabra Health Care REIT, Inc.	12,599	307,668
Summit Hotel Properties, Inc.	81,158	1,300,963
Sunstone Hotel Investors, Inc.	137,250	2,093,063
Xenia Hotels & Resorts, Inc.	28,745	558,228
		17,285,461
Real Estate Management & Development - 0.4%
Altisource Portfolio Solutions SA (a)(b)	34,443	915,839
HFF, Inc.	1,057	31,974
Marcus & Millichap, Inc. (a)	11,314	302,310
RE/MAX Holdings, Inc.	1,988	111,328
		1,361,451

TOTAL REAL ESTATE		18,646,912

TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.5%
Atlantic Tele-Network, Inc.	3,913	313,549
IDT Corp. Class B	39,381	730,124
Inteliquent, Inc.	21,052	482,512
		1,526,185
Wireless Telecommunication Services - 0.1%
Spok Holdings, Inc.	14,299	296,704

TOTAL TELECOMMUNICATION SERVICES		1,822,889

UTILITIES - 2.3%
Electric Utilities - 0.8%
Allete, Inc.	18,321	1,176,025
IDACORP, Inc.	7,084	570,616
Portland General Electric Co.	6,194	268,386
Spark Energy, Inc. Class A, (b)	16,836	510,131
		2,525,158
Gas Utilities - 0.7%
Northwest Natural Gas Co.	5,014	299,837
ONE Gas, Inc.	22,824	1,459,823
Southwest Gas Corp.	6,061	464,394
		2,224,054
Independent Power and Renewable Electricity Producers - 0.4%
NRG Yield, Inc. Class A	33,363	512,456
Ormat Technologies, Inc.	13,734	736,417
		1,248,873
Water Utilities - 0.4%
American States Water Co.	24,273	1,105,878

TOTAL UTILITIES		7,103,963

TOTAL COMMON STOCKS
(Cost $252,345,539)		307,153,475
	Principal Amount	Value

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.56% 8/17/17 (c)
(Cost $996,498)	1,000,000	995,762
	Shares	Value

Money Market Funds - 14.5%
Fidelity Cash Central Fund, 0.60% (d)	6,891,478	$6,892,857
Fidelity Securities Lending Cash Central Fund 0.65% (d)(e)	38,337,428	38,341,262
TOTAL MONEY MARKET FUNDS
(Cost $45,232,115)		45,234,119
TOTAL INVESTMENT PORTFOLIO - 113.4%
(Cost $298,574,152)		353,383,356
NET OTHER ASSETS (LIABILITIES) - (13.4)%		(41,766,942)
NET ASSETS - 100%		$311,616,414

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
46 ICE Russell 2000 Index Contracts (United States)	March 2017	3,120,870	$(6,024)

The face value of futures purchased as a percentage of Net Assets is 1.0%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $348,517.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$20,655
Fidelity Securities Lending Cash Central Fund	352,837
Total	$373,492

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$44,226,398	$44,226,398	$--	$--
Consumer Staples	12,239,799	12,239,799	--	--
Energy	10,826,093	10,826,093	--	--
Financials	57,947,211	57,947,211	--	--
Health Care	42,978,086	42,949,653	--	28,433
Industrials	38,773,317	38,773,317	--	--
Information Technology	55,374,507	55,374,507	--	--
Materials	17,214,300	17,214,300	--	--
Real Estate	18,646,912	18,646,912	--	--
Telecommunication Services	1,822,889	1,822,889	--	--
Utilities	7,103,963	7,103,963	--	--
U.S. Government and Government Agency Obligations	995,762	--	995,762	--
Money Market Funds	45,234,119	45,234,119	--	--
Total Investments in Securities:	$353,383,356	$352,359,161	$995,762	$28,433
Derivative Instruments:
Liabilities
Futures Contracts	$(6,024)	$(6,024)	$--	$--
Total Liabilities	$(6,024)	$(6,024)	$--	$--
Total Derivative Instruments:	$(6,024)	$(6,024)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(6,024)
Total Equity Risk	0	(6,024)
Total Value of Derivatives	$0	$(6,024)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin for derivative instruments, and the net cumulative appreciation (depreciation) is included in net unrealized appreciation (depreciation).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $37,035,474) — See accompanying schedule: Unaffiliated issuers (cost $253,342,037)	$308,149,237
Fidelity Central Funds (cost $45,232,115)	45,234,119
Total Investments (cost $298,574,152)		$353,383,356
Cash		8,066
Receivable for investments sold		3,321,189
Receivable for fund shares sold		1,374,994
Dividends receivable		598,057
Distributions receivable from Fidelity Central Funds		25,980
Prepaid expenses		453
Total assets		358,712,095
Liabilities
Payable for investments purchased	$8,449,524
Payable for fund shares redeemed	22,614
Accrued management fee	175,459
Distribution and service plan fees payable	1,294
Payable for daily variation margin for derivative instruments	13,110
Other affiliated payables	43,895
Other payables and accrued expenses	49,870
Collateral on Securities Loaned	38,339,915
Total liabilities		47,095,681
Net Assets		$311,616,414
Net Assets consist of:
Paid in capital		$251,704,616
Undistributed net investment income		523,375
Accumulated undistributed net realized gain (loss) on investments		4,585,243
Net unrealized appreciation (depreciation) on investments		54,803,180
Net Assets		$311,616,414
Initial Class:
Net Asset Value, offering price and redemption price per share ($41,184,871 ÷ 2,535,189 shares)		$16.25
Service Class:
Net Asset Value, offering price and redemption price per share ($265,671 ÷ 16,305 shares)		$16.29
Service Class 2:
Net Asset Value, offering price and redemption price per share ($6,402,537 ÷ 393,058 shares)		$16.29
Investor Class:
Net Asset Value, offering price and redemption price per share ($263,763,335 ÷ 16,296,415 shares)		$16.19

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$3,711,354
Interest		4,065
Income from Fidelity Central Funds (including $352,837 from security lending)		373,492
Total income		4,088,911
Expenses
Management fee	$1,618,589
Transfer agent fees	313,293
Distribution and service plan fees	9,879
Accounting and security lending fees	92,165
Custodian fees and expenses	59,665
Independent trustees' fees and expenses	977
Audit	58,107
Legal	9,881
Miscellaneous	1,668
Total expenses before reductions	2,164,224
Expense reductions	(1,650)	2,162,574
Net investment income (loss)		1,926,337
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,637,653
Fidelity Central Funds	521
Futures contracts	1,083,621
Total net realized gain (loss)		6,721,795
Change in net unrealized appreciation (depreciation) on: Investment securities	41,841,008
Futures contracts	(73,975)
Total change in net unrealized appreciation (depreciation)		41,767,033
Net gain (loss)		48,488,828
Net increase (decrease) in net assets resulting from operations		$50,415,165

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,926,337	$1,406,832
Net realized gain (loss)	6,721,795	15,696,713
Change in net unrealized appreciation (depreciation)	41,767,033	(23,393,653)
Net increase (decrease) in net assets resulting from operations	50,415,165	(6,290,108)
Distributions to shareholders from net investment income	(1,477,372)	(1,246,217)
Distributions to shareholders from net realized gain	(16,439,954)	(457,407)
Total distributions	(17,917,326)	(1,703,624)
Share transactions - net increase (decrease)	54,712,795	21,754,368
Total increase (decrease) in net assets	87,210,634	13,760,636
Net Assets
Beginning of period	224,405,780	210,645,144
End of period	$311,616,414	$224,405,780
Other Information
Undistributed net investment income end of period	$523,375	$59,596

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Disciplined Small Cap Portfolio Initial Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$14.52	$14.94	$15.40	$12.03	$10.94
Income from Investment Operations
Net investment income (loss)A	.13	.10	.06	.09	.22
Net realized and unrealized gain (loss)	2.75	(.40)	.69	4.44	1.83
Total from investment operations	2.88	(.30)	.75	4.53	2.05
Distributions from net investment income	(.09)	(.09)	(.07)	(.07)	(.25)
Distributions from net realized gain	(1.06)	(.03)	(1.14)	(1.09)	(.71)
Total distributions	(1.15)	(.12)	(1.21)	(1.16)	(.96)
Net asset value, end of period	$16.25	$14.52	$14.94	$15.40	$12.03
Total ReturnB,C	22.68%	(1.99)%	5.28%	38.35%	19.00%
Ratios to Average Net AssetsD,E
Expenses before reductions	.86%	.85%	.85%	.86%	.91%
Expenses net of fee waivers, if any	.86%	.84%	.85%	.86%	.91%
Expenses net of all reductions	.86%	.84%	.85%	.86%	.91%
Net investment income (loss)	.90%	.68%	.41%	.66%	1.80%
Supplemental Data
Net assets, end of period (000 omitted)	$41,185	$30,227	$33,658	$45,699	$20,183
Portfolio turnover rateF	83%	96%	100%	108%	99%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Disciplined Small Cap Portfolio Service Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$14.56	$14.98	$15.44	$12.06	$10.96
Income from Investment Operations
Net investment income (loss)A	.11	.09	.05	.08	.21
Net realized and unrealized gain (loss)	2.75	(.40)	.68	4.44	1.84
Total from investment operations	2.86	(.31)	.73	4.52	2.05
Distributions from net investment income	(.07)	(.08)	(.05)	(.05)	(.24)
Distributions from net realized gain	(1.06)	(.03)	(1.14)	(1.09)	(.71)
Total distributions	(1.13)	(.11)	(1.19)	(1.14)	(.95)
Net asset value, end of period	$16.29	$14.56	$14.98	$15.44	$12.06
Total ReturnB,C	22.49%	(2.09)%	5.19%	38.19%	18.97%
Ratios to Average Net AssetsD,E
Expenses before reductions	.96%	.95%	.95%	.95%	.99%
Expenses net of fee waivers, if any	.96%	.94%	.95%	.95%	.99%
Expenses net of all reductions	.96%	.94%	.95%	.95%	.99%
Net investment income (loss)	.80%	.58%	.32%	.57%	1.72%
Supplemental Data
Net assets, end of period (000 omitted)	$266	$311	$320	$329	$279
Portfolio turnover rateF	83%	96%	100%	108%	99%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Disciplined Small Cap Portfolio Service Class 2

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$14.58	$14.99	$15.45	$12.07	$10.96
Income from Investment Operations
Net investment income (loss)A	.09	.07	.02	.05	.18
Net realized and unrealized gain (loss)	2.75	(.40)	.68	4.45	1.83
Total from investment operations	2.84	(.33)	.70	4.50	2.01
Distributions from net investment income	(.07)	(.05)	(.02)	(.03)	(.19)
Distributions from net realized gain	(1.06)	(.03)	(1.14)	(1.09)	(.71)
Total distributions	(1.13)	(.08)	(1.16)	(1.12)	(.90)
Net asset value, end of period	$16.29	$14.58	$14.99	$15.45	$12.07
Total ReturnB,C	22.31%	(2.18)%	4.93%	37.96%	18.58%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.11%	1.10%	1.14%	1.15%	1.23%
Expenses net of fee waivers, if any	1.11%	1.10%	1.14%	1.15%	1.23%
Expenses net of all reductions	1.11%	1.10%	1.14%	1.15%	1.23%
Net investment income (loss)	.65%	.43%	.12%	.37%	1.48%
Supplemental Data
Net assets, end of period (000 omitted)	$6,403	$3,198	$3,097	$4,115	$1,624
Portfolio turnover rateF	83%	96%	100%	108%	99%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Disciplined Small Cap Portfolio Investor Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$14.48	$14.89	$15.36	$12.01	$10.92
Income from Investment Operations
Net investment income (loss)A	.11	.09	.05	.08	.21
Net realized and unrealized gain (loss)	2.74	(.39)	.68	4.42	1.83
Total from investment operations	2.85	(.30)	.73	4.50	2.04
Distributions from net investment income	(.08)	(.08)	(.05)	(.06)	(.24)
Distributions from net realized gain	(1.06)	(.03)	(1.14)	(1.09)	(.71)
Total distributions	(1.14)	(.11)	(1.20)B	(1.15)	(.95)
Net asset value, end of period	$16.19	$14.48	$14.89	$15.36	$12.01
Total ReturnC,D	22.54%	(2.00)%	5.15%	38.18%	18.96%
Ratios to Average Net AssetsE,F
Expenses before reductions	.94%	.93%	.93%	.94%	.98%
Expenses net of fee waivers, if any	.94%	.92%	.93%	.93%	.98%
Expenses net of all reductions	.94%	.92%	.93%	.93%	.98%
Net investment income (loss)	.82%	.60%	.34%	.58%	1.73%
Supplemental Data
Net assets, end of period (000 omitted)	$263,763	$190,669	$173,570	$184,956	$65,042
Portfolio turnover rateG	83%	96%	100%	108%	99%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.20 per share is comprised of distributions from net investment income of $.054 and distributions from net realized gain of $1.141 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

VIP Disciplined Small Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, partnerships, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$63,115,256
Gross unrealized depreciation	(10,433,065)
Net unrealized appreciation (depreciation) on securities	$52,682,191
Tax Cost	$300,701,165

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 521,716
Undistributed long-term capital gain	$6,707,890
Net unrealized appreciation (depreciation) on securities and other investments	$52,682,191

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$1,477,372	$ 1,323,059
Long-term Capital Gains	16,439,954	380,565
Total	$17,917,326	$ 1,703,624

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $1,083,621 and a change in net unrealized appreciation (depreciation) of $(73,975) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $232,804,781 and $190,766,866, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$260
Service Class 2	9,619
$9,879

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$19,664
Service Class	172
Service Class 2	2,539
Investor Class	290,918
$313,293

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $568 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $21.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,629.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Initial Class	$211,720	$189,220
Service Class	1,157	1,604
Service Class 2	26,481	11,209
Investor Class	1,238,014	1,044,184
Total	$1,477,372	$1,246,217
From net realized gain
Initial Class	$2,180,117	$69,227
Service Class	21,487	684
Service Class 2	242,534	6,519
Investor Class	13,995,816	380,977
Total	$16,439,954	$457,407

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Initial Class
Shares sold	836,381	414,891	$12,593,980	$6,416,859
Reinvestment of distributions	198,718	17,720	2,391,837	258,447
Shares redeemed	(581,693)	(603,842)	(7,883,903)	(9,221,976)
Net increase (decrease)	453,406	(171,231)	$7,101,914	$(2,546,670)
Service Class
Reinvestment of distributions	1,896	156	$22,644	$2,288
Shares redeemed	(6,979)	(157)	(93,765)	(2,288)
Net increase (decrease)	(5,083)	(1)	$(71,121)	$–
Service Class 2
Shares sold	239,344	114,892	$3,482,612	$1,792,406
Reinvestment of distributions	22,192	1,207	269,015	17,728
Shares redeemed	(87,894)	(103,229)	(1,200,378)	(1,603,734)
Net increase (decrease)	173,642	12,870	$2,551,249	$206,400
Investor Class
Shares sold	3,546,667	2,814,636	$52,700,249	$43,782,381
Reinvestment of distributions	1,272,740	98,023	15,233,830	1,425,161
Shares redeemed	(1,695,095)	(1,394,487)	(22,803,326)	(21,112,904)
Net increase (decrease)	3,124,312	1,518,172	$45,130,753	$24,094,638

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 98% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Disciplined Small Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Disciplined Small Cap Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Disciplined Small Cap Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 169 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Initial Class	.85%
Actual		$1,000.00	$1,212.40	$4.73
Hypothetical-C		$1,000.00	$1,020.86	$4.32
Service Class	.95%
Actual		$1,000.00	$1,211.50	$5.28
Hypothetical-C		$1,000.00	$1,020.36	$4.82
Service Class 2	1.11%
Actual		$1,000.00	$1,211.40	$6.17
Hypothetical-C		$1,000.00	$1,019.56	$5.63
Investor Class	.94%
Actual		$1,000.00	$1,212.70	$5.23
Hypothetical-C		$1,000.00	$1,020.41	$4.77

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Disciplined Small Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Disciplined Small Cap Portfolio
Initial Class	02/10/2017	02/10/2017	$0.028	$0.332
Service Class	02/10/2017	02/10/2017	$0.027	$0.332
Service Class 2	02/10/2017	02/10/2017	$0.025	$0.332
Investor Class	02/10/2017	02/10/2017	$0.027	$0.332

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $6,742,386, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, Service Class 2, and Investor Class designate 100% of the dividends distributed in February and December 2016, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts and Management Fees

VIP Disciplined Small Cap Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund, including the fund's sub-advisory agreement with Geode Capital Management, LLC (Geode). The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity and Geode, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups and with representatives of Geode. The Board considered the structure of the investment personnel compensation programs and whether the structures provide appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's and Geode's investment staffs, including their size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's and Geode's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's and Geode's investment professionals have sufficient access to information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously. Additionally, in its deliberations, the Board considered Fidelity's and Geode's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group is not shown below because the fund does not generally utilize a peer group for performance comparison purposes.

VIP Disciplined Small Cap Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Disciplined Small Cap Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below the competitive median for 2015 and the total expense ratio of Service Class 2 ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Service Class 2 was above the competitive median primarily because of higher 12b-1 fees for the class as compared to most competitor funds. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although Service Class 2 was above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory and sub-advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VDSC-ANN-0217
1.820582.111

Fidelity® Variable Insurance Products: Emerging Markets Portfolio Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Life of fundA
Initial Class	3.24%	2.28%	(1.10)%
Service Class	3.13%	2.18%	(1.20)%
Service Class 2	2.95%	2.02%	(1.36)%
Investor Class	3.06%	2.17%	(1.18)%

 A From January 23, 2008

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Emerging Markets Portfolio - Initial Class on January 23, 2008, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$9,058	VIP Emerging Markets Portfolio - Initial Class
$10,461	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  Non-U.S equities gained 4.68% in 2016, according to the MSCI ACWI (All Country World Index) ex USA Index. After early-2016 volatility largely driven by concern about energy prices and global growth, central banks in Europe, Japan and China took action to reignite their economies. The U.S. Federal Reserve added fuel by softening its rate-hike stance. Stock prices recovered nicely from mid-February until the U.K.’s late-June vote to exit the European Union (Brexit) touched off near-tumult in global markets. After a sharp initial rebound, the MSCI index traced a generally upward arc through year-end, with only a modest retreat in the fourth quarter. Regionally, Canada (+25%) and emerging markets (+12%) benefited from rising commodity prices. Meanwhile, Japan (+3%) lagged the index and the rest of the Asia Pacific group (+6%). Europe (+1%) and the U.K. (-1%) were beset by Brexit stress. Among sectors, energy (+32%) and materials (+28%) overcame early-2016 lows. Information technology (+11%) also performed well. Financials (+5%) benefited from rising interest rates, which conversely proved a drag on the recently created real estate sector (+2%). Utilities (-3%) and telecom services (-4%) declined amid a mode switch from “risk off” to “risk on.” Meanwhile, health care (-13%) suffered amid political and regulatory uncertainty both before and after the U.S. presidential election.

Comments from Portfolio Manager Sammy Simnegar:  For the year, the fund’s share classes returned roughly 3%, considerably behind the 11.60% return of the benchmark MSCI Emerging Markets Index. Versus the benchmark, stock picking in Brazil and India hurt results most; positioning in Mexico and Russia also detracted. Among sectors, the most negative impact came from consumer staples, energy and materials, the latter two groups because we underweighted them and they strongly outperformed. Only telecommunication services and real estate modestly aided performance. Not owning benchmark components Petroleo Brasileiro, a state-owned energy exploration and production firm based in Brazil, and Russia’s Lukoil worked against us, as both index stocks delivered large gains this period. In materials, a zero weighting in Brazil-based metals miner Vale, another standout performer in the index, also hurt. However, our largest individual relative detractor was South Korea-based Samsung Electronics, a strong-performing index name we didn’t own until the third quarter. Untimely ownership of Brazil’s Banco Bradesco also detracted versus the benchmark. Conversely, our largest relative contributor was Brazil-based health insurer Qualicorp. Another Brazilian holding that lifted relative results was Kroton Educacional, the world's largest for-profit operator of colleges. Overweighting Largan Precision, an optical-lens manufacturer headquartered in Taiwan, also helped.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2016
Cayman Islands	12.5%
India	11.8%
United States of America*	10.8%
Brazil	9.0%
Korea (South)	8.4%
South Africa	7.3%
Mexico	6.8%
Taiwan	6.5%
Indonesia	3.2%
Other	23.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

As of June 30, 2016
India	11.9%
Cayman Islands	11.9%
United States of America*	11.4%
Mexico	7.9%
Brazil	7.9%
South Africa	7.6%
Taiwan	5.6%
Korea (South)	5.2%
Philippines	4.8%
Other	25.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Stocks	98.8	98.1
Short-Term Investments and Net Other Assets (Liabilities)	1.2	1.9

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.7	0.0
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	4.1	3.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	4.1	3.8
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet Software & Services)	3.1	2.6
Naspers Ltd. Class N (South Africa, Media)	2.2	2.2
Baidu.com, Inc. sponsored ADR (Cayman Islands, Internet Software & Services)	1.7	1.6
Itau Unibanco Holding SA (Brazil, Banks)	1.4	1.2
Sberbank of Russia (Russia, Banks)	1.3	0.0
Housing Development Finance Corp. Ltd. (India, Thrifts & Mortgage Finance)	1.3	1.3
Ambev SA sponsored ADR (Brazil, Beverages)	1.1	1.2
	25.0

Top Market Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.2	22.1
Financials	15.4	17.4
Consumer Discretionary	14.6	13.8
Consumer Staples	14.4	15.5
Industrials	7.1	8.8
Materials	6.4	5.5
Health Care	5.6	8.2
Telecommunication Services	2.2	1.5
Real Estate	1.8	0.0
Energy	1.6	1.9

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value
Australia - 0.5%
Amcor Ltd.	109,575	$1,182,168
Belgium - 0.5%
Anheuser-Busch InBev SA NV	11,400	1,206,621
Bermuda - 0.9%
Credicorp Ltd. (United States)	12,376	1,953,675
Brazil - 5.7%
BB Seguridade Participacoes SA	189,700	1,624,722
Cielo SA	206,678	1,744,488
Equatorial Energia SA	51,400	846,228
Kroton Educacional SA	392,300	1,582,609
Odontoprev SA	356,800	1,360,569
Qualicorp SA	256,000	1,491,406
Smiles SA	96,400	1,304,972
Ultrapar Participacoes SA	83,600	1,731,829
Weg SA	296,080	1,388,884

TOTAL BRAZIL		13,075,707

Cayman Islands - 12.5%
Alibaba Group Holding Ltd. sponsored ADR (a)	79,900	7,016,019
Baidu.com, Inc. sponsored ADR (a)	23,800	3,912,958
Ctrip.com International Ltd. ADR (a)	48,200	1,928,000
NetEase, Inc. ADR	9,800	2,110,332
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	34,200	1,439,820
Shenzhou International Group Holdings Ltd.	227,000	1,431,162
TAL Education Group ADR (a)(b)	18,700	1,311,805
Tencent Holdings Ltd.	389,600	9,446,676

TOTAL CAYMAN ISLANDS		28,596,772

Chile - 0.5%
Sociedad Quimica y Minera de Chile SA (PN-B) sponsored ADR	43,100	1,234,815
China - 2.1%
Inner Mongoli Yili Industries Co. Ltd. (A Shares)	432,800	1,096,801
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	188,595	1,235,576
Kweichow Moutai Co. Ltd. (A Shares)	24,772	1,191,874
Shanghai International Airport Co. Ltd. (A Shares)	316,226	1,207,533

TOTAL CHINA		4,731,784

France - 0.5%
Dassault Systemes SA	16,000	1,219,221
Germany - 1.1%
Symrise AG	19,700	1,199,233
Wirecard AG (b)	29,000	1,248,243

TOTAL GERMANY		2,447,476

Greece - 0.6%
Titan Cement Co. SA (Reg.)	54,800	1,286,380
Hong Kong - 1.7%
AIA Group Ltd.	220,400	1,234,646
Guangdong Investment Ltd.	1,058,000	1,393,256
Techtronic Industries Co. Ltd.	331,500	1,186,265

TOTAL HONG KONG		3,814,167

India - 11.1%
Amara Raja Batteries Ltd.	83,295	1,066,767
Asian Paints Ltd.	107,495	1,409,522
Bajaj Auto Ltd.	33,873	1,312,061
Colgate-Palmolive Ltd.	78,609	1,046,430
Eicher Motors Ltd.	4,153	1,332,480
Godrej Consumer Products Ltd.	58,921	1,309,225
HDFC Bank Ltd.	63,551	1,234,074
Hero Motocorp Ltd.	26,768	1,198,925
Hindustan Unilever Ltd.	113,563	1,380,964
Housing Development Finance Corp. Ltd.	161,788	3,006,032
IndusInd Bank Ltd.	81,712	1,332,195
ITC Ltd.	551,356	1,960,651
LIC Housing Finance Ltd.	167,494	1,379,545
Maruti Suzuki India Ltd.	21,221	1,661,201
Power Grid Corp. of India Ltd.	454,979	1,228,595
Tata Consultancy Services Ltd.	62,681	2,181,974
Zee Entertainment Enterprises Ltd.	214,299	1,428,722

TOTAL INDIA		25,469,363

Indonesia - 3.2%
PT ACE Hardware Indonesia Tbk	15,399,400	954,426
PT Bank Central Asia Tbk	1,799,500	2,070,310
PT Bank Rakyat Indonesia Tbk	2,135,340	1,850,443
PT Kalbe Farma Tbk	10,364,500	1,165,501
PT Surya Citra Media Tbk	6,595,900	1,370,831

TOTAL INDONESIA		7,411,511

Israel - 0.5%
Frutarom Industries Ltd.	24,225	1,239,534
Kenya - 0.6%
Safaricom Ltd.	6,846,500	1,279,501
Korea (South) - 8.4%
AMOREPACIFIC Group, Inc.	12,558	1,383,481
Coway Co. Ltd.	19,464	1,423,619
KT&G Corp.	19,789	1,655,565
LG Household & Health Care Ltd.	2,402	1,705,119
NAVER Corp.	3,459	2,220,513
Samsung Electronics Co. Ltd.	7,268	10,848,523

TOTAL KOREA (SOUTH)		19,236,820

Luxembourg - 0.5%
Eurofins Scientific SA	2,410	1,027,439
Mexico - 6.8%
CEMEX S.A.B. de CV sponsored ADR	219,900	1,765,797
Embotelladoras Arca S.A.B. de CV	239,900	1,250,672
Fomento Economico Mexicano S.A.B. de CV unit	243,000	1,848,261
Gruma S.A.B. de CV Series B	109,480	1,389,516
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	155,800	1,281,294
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	90,405	1,302,543
Grupo Aeroportuario Norte S.A.B. de CV	259,300	1,118,023
Grupo Mexico SA de CV Series B	647,300	1,762,072
Megacable Holdings S.A.B. de CV unit	323,666	1,083,745
Promotora y Operadora de Infraestructura S.A.B. de CV	151,630	1,265,287
Wal-Mart de Mexico SA de CV Series V	876,800	1,567,100

TOTAL MEXICO		15,634,310

Multi-National - 0.5%
HKT Trust/HKT Ltd. unit	947,000	1,159,936
Netherlands - 0.6%
Yandex NV Series A (a)	63,400	1,276,242
Philippines - 3.0%
Ayala Corp.	99,120	1,459,836
Ayala Land, Inc.	2,141,700	1,381,756
D&L Industries, Inc.	5,148,000	1,183,222
SM Investments Corp.	106,732	1,409,479
SM Prime Holdings, Inc.	2,620,200	1,497,650

TOTAL PHILIPPINES		6,931,943

Russia - 3.1%
Magnit OJSC	11,375	2,039,267
NOVATEK OAO GDR (Reg. S)	15,600	2,024,880
Sberbank of Russia	1,091,590	3,080,914

TOTAL RUSSIA		7,145,061

South Africa - 7.3%
Aspen Pharmacare Holdings Ltd.	80,584	1,663,931
Bidcorp Ltd.	90,025	1,606,963
Capitec Bank Holdings Ltd.	28,300	1,432,129
Discovery Ltd.	171,564	1,430,351
FirstRand Ltd.	552,800	2,140,157
Imperial Holdings Ltd.	44	585
Mondi Ltd.	70,663	1,440,607
Naspers Ltd. Class N	34,568	5,046,640
Sanlam Ltd.	344,400	1,577,338
Shoprite Holdings Ltd.	39,454	492,566

TOTAL SOUTH AFRICA		16,831,267

Spain - 0.5%
Amadeus IT Holding SA Class A	26,400	1,199,693
Sweden - 0.5%
ASSA ABLOY AB (B Shares)	65,800	1,217,539
Switzerland - 1.1%
Nestle SA	18,589	1,331,671
Sika AG	240	1,152,980

TOTAL SWITZERLAND		2,484,651

Taiwan - 6.5%
Advantech Co. Ltd.	151,000	1,184,104
Far EasTone Telecommunications Co. Ltd.	521,000	1,163,860
Largan Precision Co. Ltd.	16,000	1,868,462
Taiwan Mobile Co. Ltd.	440,000	1,409,974
Taiwan Semiconductor Manufacturing Co. Ltd.	1,678,000	9,333,602

TOTAL TAIWAN		14,960,002

Thailand - 2.3%
Airports of Thailand PCL (For. Reg.)	144,400	1,605,789
Bangkok Dusit Medical Services PCL (For. Reg.)	1,779,000	1,148,223
Minor International PCL (For. Reg.)	1,253,900	1,252,499
Thai Beverage PCL	2,052,300	1,204,609

TOTAL THAILAND		5,211,120

United Kingdom - 2.1%
British American Tobacco PLC (United Kingdom)	22,600	1,280,865
InterContinental Hotel Group PLC	26,300	1,179,153
NMC Health PLC	67,400	1,282,504
Reckitt Benckiser Group PLC	13,400	1,135,087

TOTAL UNITED KINGDOM		4,877,609

United States of America - 9.6%
A.O. Smith Corp.	22,500	1,065,375
Alphabet, Inc. Class C (a)	1,373	1,059,709
Amazon.com, Inc. (a)	1,370	1,027,322
American Tower Corp.	10,800	1,141,344
Amphenol Corp. Class A	16,600	1,115,520
China Biologic Products, Inc. (a)	10,800	1,161,216
Facebook, Inc. Class A (a)	10,200	1,173,510
Gartner, Inc. (a)	9,800	990,486
MasterCard, Inc. Class A	11,000	1,135,750
MercadoLibre, Inc.	7,500	1,171,050
Mettler-Toledo International, Inc. (a)	2,700	1,130,112
Moody's Corp.	12,900	1,216,083
MSCI, Inc.	15,100	1,189,578
NIKE, Inc. Class B	21,000	1,067,430
Philip Morris International, Inc.	14,100	1,290,009
S&P Global, Inc.	11,600	1,247,464
TransDigm Group, Inc.	4,600	1,145,216
Visa, Inc. Class A	13,600	1,061,072
Yum China Holdings, Inc. (a)	64,600	1,687,352

TOTAL UNITED STATES OF AMERICA		22,075,598

TOTAL COMMON STOCKS
(Cost $192,266,851)		217,417,925

Preferred Stocks - 4.0%
Convertible Preferred Stocks - 0.7%
India - 0.7%
PC Jeweller Ltd. 13.00% (c)	10,902,390	1,494,734
Nonconvertible Preferred Stocks - 3.3%
Brazil - 3.3%
Ambev SA sponsored ADR	527,290	2,588,994
Itau Unibanco Holding SA	310,320	3,179,023
Itausa-Investimentos Itau SA (PN)	705,100	1,766,877
		7,534,894
TOTAL PREFERRED STOCKS
(Cost $9,210,912)		9,029,628

Money Market Funds - 2.2%
Fidelity Cash Central Fund, 0.60% (d)	3,205,861	3,206,503
Fidelity Securities Lending Cash Central Fund 0.65% (d)(e)	1,920,700	1,920,893
TOTAL MONEY MARKET FUNDS
(Cost $5,127,338)		5,127,396
TOTAL INVESTMENT PORTFOLIO - 101.0%
(Cost $206,605,101)		231,574,949
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(2,207,967)
NET ASSETS - 100%		$229,366,982

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,494,734 or 0.7% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements , which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
PC Jeweller Ltd. 13.00%	7/28/16	$1,627,057

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,685
Fidelity Securities Lending Cash Central Fund	72,116
Total	$84,801

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$33,373,878	$21,327,496	$12,046,382	$--
Consumer Staples	32,962,311	27,175,421	5,786,890	--
Energy	3,756,709	2,024,880	1,731,829	--
Financials	35,405,392	23,285,136	12,120,256	--
Health Care	12,666,477	9,814,502	2,851,975	--
Industrials	16,406,209	13,799,786	2,606,423	--
Information Technology	64,518,147	43,993,381	20,524,766	--
Materials	14,856,330	14,856,330	--	--
Real Estate	4,020,750	4,020,750	--	--
Telecommunication Services	5,013,271	3,853,335	1,159,936	--
Utilities	3,468,079	1,228,595	2,239,484	--
Money Market Funds	5,127,396	5,127,396	--	--
Total Investments in Securities:	$231,574,949	$170,507,008	$61,067,941	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$9,197,157
Level 2 to Level 1	$51,052,107

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $1,847,580) — See accompanying schedule: Unaffiliated issuers (cost $201,477,763)	$226,447,553
Fidelity Central Funds (cost $5,127,338)	5,127,396
Total Investments (cost $206,605,101)		$231,574,949
Foreign currency held at value (cost $104,761)		104,761
Receivable for investments sold		570,917
Receivable for fund shares sold		88,221
Dividends receivable		445,586
Distributions receivable from Fidelity Central Funds		3,733
Prepaid expenses		452
Other receivables		42,254
Total assets		232,830,873
Liabilities
Payable for investments purchased	$930,010
Payable for fund shares redeemed	341,580
Accrued management fee	151,780
Distribution and service plan fees payable	584
Other affiliated payables	28,795
Other payables and accrued expenses	90,212
Collateral on Securities Loaned	1,920,930
Total liabilities		3,463,891
Net Assets		$229,366,982
Net Assets consist of:
Paid in capital		$235,931,388
Undistributed net investment income		341,624
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(31,873,578)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		24,967,548
Net Assets		$229,366,982
Initial Class:
Net Asset Value, offering price and redemption price per share ($132,435,148 ÷ 15,849,761 shares)		$8.36
Service Class:
Net Asset Value, offering price and redemption price per share ($81,233 ÷ 9,686 shares)		$8.39
Service Class 2:
Net Asset Value, offering price and redemption price per share ($2,868,392 ÷ 342,227 shares)		$8.38
Investor Class:
Net Asset Value, offering price and redemption price per share ($93,982,209 ÷ 11,294,488 shares)		$8.32

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$4,175,959
Income from Fidelity Central Funds		84,801
Income before foreign taxes withheld		4,260,760
Less foreign taxes withheld		(378,452)
Total income		3,882,308
Expenses
Management fee	$1,759,167
Transfer agent fees	215,541
Distribution and service plan fees	11,014
Accounting and security lending fees	114,564
Custodian fees and expenses	191,470
Independent trustees' fees and expenses	942
Audit	115,411
Legal	1,223
Miscellaneous	1,660
Total expenses before reductions	2,410,992
Expense reductions	(7,711)	2,403,281
Net investment income (loss)		1,479,027
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(12,690,307)
Fidelity Central Funds	540
Foreign currency transactions	(38,888)
Total net realized gain (loss)		(12,728,655)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $66,708)	18,861,902
Assets and liabilities in foreign currencies	853
Total change in net unrealized appreciation (depreciation)		18,862,755
Net gain (loss)		6,134,100
Net increase (decrease) in net assets resulting from operations		$7,613,127

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,479,027	$1,240,934
Net realized gain (loss)	(12,728,655)	(14,487,085)
Change in net unrealized appreciation (depreciation)	18,862,755	(8,880,350)
Net increase (decrease) in net assets resulting from operations	7,613,127	(22,126,501)
Distributions to shareholders from net investment income	(1,110,495)	(1,140,865)
Share transactions - net increase (decrease)	25,997,383	43,094,685
Redemption fees	–	1,289
Total increase (decrease) in net assets	32,500,015	19,828,608
Net Assets
Beginning of period	196,866,967	177,038,359
End of period	$229,366,982	$196,866,967
Other Information
Undistributed net investment income end of period	$341,624	$–
Distributions in excess of net investment income end of period	$–	$(5,659)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Emerging Markets Portfolio Initial Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$8.14	$9.10	$9.01	$8.75	$7.74
Income from Investment Operations
Net investment income (loss)A	.06	.06	.06	.07	.11
Net realized and unrealized gain (loss)	.20	(.97)	.06	.27	1.00
Total from investment operations	.26	(.91)	.12	.34	1.11
Distributions from net investment income	(.04)	(.05)	(.03)	(.07)	(.08)
Distributions from net realized gain	–	–	–	(.01)	(.01)
Tax return of capital	–	–	–	–	(.01)
Total distributions	(.04)	(.05)	(.03)	(.08)	(.10)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$8.36	$8.14	$9.10	$9.01	$8.75
Total ReturnC,D	3.24%	(9.97)%	1.38%	3.85%	14.37%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.05%	1.07%	1.10%	1.14%	1.38%
Expenses net of fee waivers, if any	1.05%	1.07%	1.10%	1.10%	1.10%
Expenses net of all reductions	1.05%	1.05%	1.10%	1.07%	1.05%
Net investment income (loss)	.71%	.69%	.62%	.84%	1.36%
Supplemental Data
Net assets, end of period (000 omitted)	$132,435	$112,675	$91,224	$60,924	$44,979
Portfolio turnover rateG	86%	106%	96%	110%	198%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Emerging Markets Portfolio Service Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$8.17	$9.14	$9.04	$8.77	$7.76
Income from Investment Operations
Net investment income (loss)A	.05	.05	.05	.07	.10
Net realized and unrealized gain (loss)	.21	(.98)	.07	.27	1.00
Total from investment operations	.26	(.93)	.12	.34	1.10
Distributions from net investment income	(.04)	(.04)	(.02)	(.06)	(.07)
Distributions from net realized gain	–	–	–	(.01)	(.01)
Tax return of capital	–	–	–	–	(.01)
Total distributions	(.04)	(.04)	(.02)	(.07)	(.09)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$8.39	$8.17	$9.14	$9.04	$8.77
Total ReturnC,D	3.13%	(10.15)%	1.36%	3.84%	14.22%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.16%	1.17%	1.20%	1.23%	1.47%
Expenses net of fee waivers, if any	1.16%	1.17%	1.20%	1.20%	1.20%
Expenses net of all reductions	1.15%	1.16%	1.19%	1.18%	1.15%
Net investment income (loss)	.61%	.58%	.52%	.74%	1.26%
Supplemental Data
Net assets, end of period (000 omitted)	$81	$72	$84	$84	$83
Portfolio turnover rateG	86%	106%	96%	110%	198%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Emerging Markets Portfolio Service Class 2

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$8.15	$9.12	$9.03	$8.77	$7.76
Income from Investment Operations
Net investment income (loss)A	.04	.04	.03	.05	.09
Net realized and unrealized gain (loss)	.20	(.98)	.07	.27	1.00
Total from investment operations	.24	(.94)	.10	.32	1.09
Distributions from net investment income	(.01)	(.03)	(.01)	(.06)	(.06)
Distributions from net realized gain	–	–	–	(.01)	(.01)
Tax return of capital	–	–	–	–	(.01)
Total distributions	(.01)	(.03)	(.01)	(.06)B	(.08)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$8.38	$8.15	$9.12	$9.03	$8.77
Total ReturnD,E	2.95%	(10.31)%	1.13%	3.70%	14.10%
Ratios to Average Net AssetsF,G
Expenses before reductions	1.31%	1.32%	1.35%	1.38%	1.63%
Expenses net of fee waivers, if any	1.31%	1.32%	1.35%	1.35%	1.35%
Expenses net of all reductions	1.30%	1.30%	1.34%	1.32%	1.30%
Net investment income (loss)	.45%	.44%	.37%	.59%	1.11%
Supplemental Data
Net assets, end of period (000 omitted)	$2,868	$8,076	$7,681	$6,517	$4,042
Portfolio turnover rateH	86%	106%	96%	110%	198%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.06 per share is comprised of distributions from net investment income of $.055 and distributions from net realized gain of $.008 per share.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Emerging Markets Portfolio Investor Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$8.11	$9.07	$8.98	$8.71	$7.72
Income from Investment Operations
Net investment income (loss)A	.05	.05	.05	.07	.11
Net realized and unrealized gain (loss)	.20	(.96)	.07	.27	.98
Total from investment operations	.25	(.91)	.12	.34	1.09
Distributions from net investment income	(.04)	(.05)	(.03)	(.06)	(.08)
Distributions from net realized gain	–	–	–	(.01)	(.01)
Tax return of capital	–	–	–	–	(.01)
Total distributions	(.04)	(.05)	(.03)	(.07)	(.10)
Redemption fees added to paid in capitalA	–	–B	–B	–B	–B
Net asset value, end of period	$8.32	$8.11	$9.07	$8.98	$8.71
Total ReturnC,D	3.06%	(10.08)%	1.30%	3.90%	14.14%
Ratios to Average Net AssetsE,F
Expenses before reductions	1.14%	1.15%	1.18%	1.22%	1.46%
Expenses net of fee waivers, if any	1.14%	1.15%	1.18%	1.18%	1.18%
Expenses net of all reductions	1.13%	1.13%	1.18%	1.15%	1.13%
Net investment income (loss)	.63%	.61%	.54%	.76%	1.28%
Supplemental Data
Net assets, end of period (000 omitted)	$93,982	$76,045	$69,854	$54,761	$46,967
Portfolio turnover rateG	86%	106%	96%	110%	198%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

VIP Emerging Markets Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class, Service Class 2 and Investor Class shares. The Fund offered Initial Class R shares and Service Class 2R shares during the period January 23, 2008 through April 30, 2015, and all outstanding shares were converted to Initial Class shares and Service Class 2 shares, respectively, by April 30, 2015. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards, expiring capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$31,801,132
Gross unrealized depreciation	(8,022,078)
Net unrealized appreciation (depreciation) on securities	$23,779,054
Tax Cost	$207,795,895

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$342,021
Capital loss carryforward	$(30,682,784)
Net unrealized appreciation (depreciation) on securities and other investments	$23,776,358

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(2,824,257)
Total with expiration	(2,824,257)
No expiration
Short-term	(23,659,933)
Long-term	(4,198,594)
Total no expiration	(27,858,527)
Total capital loss carryforward	$(30,682,784)

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$1,110,495	$ 1,140,865

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $213,366,194 and $187,298,061, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$71
Service Class 2	10,943
$11,014

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$85,381
Service Class	47
Service Class 2	2,889
Investor Class	127,224
$215,541

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,199 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $551 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $802,194. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $72,116, including $3,799 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,297 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,414.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Initial Class	$679,873	$696,891
Service Class	291	388
Service Class 2	3,358	28,692
Initial Class R	–	5,261
Service Class 2R	–	46
Investor Class	426,973	409,587
Total	$1,110,495	$1,140,865

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Initial Class
Shares sold	4,689,958	5,729,633	$38,480,671	$51,690,395
Reinvestment of distributions	82,309	87,669	679,873	696,891
Shares redeemed	(2,767,616)	(1,992,232)	(23,746,125)	(17,370,312)
Net increase (decrease)	2,004,651	3,825,070	$15,414,419	$35,016,974
Service Class
Shares sold	1,379	–	$11,573	$–
Reinvestment of distributions	35	48	291	388
Shares redeemed	(508)	(508)	(3,718)	(4,152)
Net increase (decrease)	906	(460)	$8,146	$(3,764)
Service Class 2
Shares sold	162,060	279,784	$1,326,312	$2,530,256
Reinvestment of distributions	405	3,543	3,358	28,692
Shares redeemed	(810,748)	(135,264)	(6,802,720)	(1,183,465)
Net increase (decrease)	(648,283)	148,063	$(5,473,050)	$1,375,483
Initial Class R
Shares sold	–	78,977	$–	$740,424
Reinvestment of distributions	–	561	–	5,261
Shares redeemed	–	(969,941)	–	(9,226,801)
Net increase (decrease)	–	(890,403)	$–	$(8,481,116)
Service Class 2R
Reinvestment of distributions	–	5	–	46
Shares redeemed	–	(9,200)	–	(88,041)
Net increase (decrease)	–	(9,195)	$–	$(87,995)
Investor Class
Shares sold	3,757,797	2,995,722	$31,598,034	$26,839,858
Reinvestment of distributions	51,880	51,501	426,973	409,587
Shares redeemed	(1,895,883)	(1,369,723)	(15,977,139)	(11,974,342)
Net increase (decrease)	1,913,794	1,677,500	$16,047,868	$15,275,103

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 18% of the total outstanding shares of the Fund. VIP Freedom 2020 Portfolio and VIP Freedom 2030 Portfolio were the owners of record of approximately 23% and 10%, respectively, of the total outstanding shares of the Fund. Mutual funds managed by the investment adviser or its affiliates were the owners of record, in the aggregate, of approximately 80% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Emerging Markets Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Emerging Markets Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Emerging Markets Portfolio as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 15, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 169 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and sector funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity® funds' valuation-related activities, reporting and risk management.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-present), and Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), and as a member of the Independent Directors Council (IDC) Governing Council (2010-2015). Mr. Dirks is a member of the Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present) and the Finance Committee of the Asolo Repertory Theatre (2016-present).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as Chairman (2014-present) and a member (2010-present) of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes) and a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association and as a member of the Board of Directors for The Western Union Company (global money transfer, 2006-2011), The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), and Earth Fare, Inc. (retail grocery, 2010-2014).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of Artis-Naples in Naples, Florida (2012-present), a member of the Council on Foreign Relations (1994-present), and currently Vice Chair of the Board of Governors, State University System of Florida (2013-present). Previously, Mr. Lautenbach was a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)

Year of Election or Appointment: 2011

Trustee

Mr. Selander also serves as Trustee of other Fidelity® funds. Mr. Selander serves as a Director of The Western Union Company (global money transfer, 2014-present) and a non-executive Chairman of Health Equity, Inc. (health savings custodian, 2015-present). Previously, Mr. Selander served as a Member of the Advisory Board of certain Fidelity® funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)

Year of Election or Appointment: 2001

Trustee

Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2014

Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Initial Class	1.05%
Actual		$1,000.00	$971.50	$5.20
Hypothetical-C		$1,000.00	$1,019.86	$5.33
Service Class	1.14%
Actual		$1,000.00	$970.70	$5.65
Hypothetical-C		$1,000.00	$1,019.41	$5.79
Service Class 2	1.20%
Actual		$1,000.00	$968.80	$5.94
Hypothetical-C		$1,000.00	$1,019.10	$6.09
Investor Class	1.13%
Actual		$1,000.00	$970.80	$5.60
Hypothetical-C		$1,000.00	$1,019.46	$5.74

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Initial Class designates 17%, Service Class designates 20%, Service Class 2 designates 42% and Investor Class designates 19% of the dividend distributed in December 2016, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes

Initial Class	12/21/2016	$0.0561	$0.0131
Service Class	12/21/2016	$0.0481	$0.0131
Service Class 2	12/21/2016	$0.0231	$0.0131
Investor Class	12/21/2016	$0.0511	$0.0131

Board Approval of Investment Advisory Contracts and Management Fees

VIP Emerging Markets Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to all of the Fidelity funds.

At its July 2016 meeting, the Board unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationships with the fund; and (iv) the extent to which, if any, economies of scale exist and would be realized as the fund grows, and whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided.  The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of Fidelity, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the investment personnel compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services.  The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board considered that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading, risk management, compliance, and technology and operations capabilities and resources, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by FMR, the sub-advisers (together with FMR, the Investment Advisers), and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians, subcustodians, and pricing vendors; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family.  The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including: (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) continuing efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs; (iv) broadening eligibility requirements for certain lower-priced share classes of, and streamlining the fee structure for, certain existing equity index funds; (v) lowering expense caps for certain existing funds and classes to reduce expenses paid by shareholders; (vi) eliminating redemption fees for certain variable insurance product funds and classes; (vii) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (viii) launching a lower cost share class for use by the Freedom Index Fund product line; (ix) rationalizing product lines and gaining increased efficiencies through fund mergers and share class consolidations; (x) continuing to develop, acquire and implement systems and technology to improve services to the funds and shareholders, strengthen information security, and increase efficiency; (xi) implementing investment enhancements to further strengthen Fidelity's target date product line to increase investors' probability of success in achieving their goals; (xii) accelerating the conversion of all remaining Class B shares to Class A shares, which have a lower expense structure; and (xiii) implementing changes to Fidelity's money market fund product line in response to recent regulatory reforms.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with representatives of the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"), if any. In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and discussed with the Investment Advisers the reasons for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing fund share classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods that may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

VIP Emerging Markets Portfolio

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should continue to benefit the shareholders of the fund.

Competitiveness of Management Fee and Total Expense Ratio.  The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Fidelity creates "mapped groups" by combining similar Broadridge investment objective categories that have comparable investment mandates. Combining Broadridge investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison.

Management Fee.  The Board considered two proprietary management fee comparisons for the 12-month periods shown in basis points (BP) in the chart below. The group of Broadridge funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s and the number of funds in the Total Mapped Group are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

VIP Emerging Markets Portfolio

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2015.

The Board noted that, in 2014, the ad hoc Committee on Group Fee was formed by it and the boards of other Fidelity funds to conduct an in-depth review of the "group fee" component of the management fee of funds with such management fee structures. The Committee's focus included the mechanics of the group fee, the competitive landscape of group fee structures, Fidelity funds with no group fee component and investment products not included in group fee assets. The Board also considered that, for funds subject to the group fee, FMR agreed to voluntarily waive fees over a specified period of time in amounts designed to account for assets converted from certain funds to certain collective investment trusts.

The Board also noted that, in 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio.  In its review of each class's total expense ratio, the Board considered the fund's management fee rate as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted that Fidelity may agree to waive fees and expenses from time to time, and the extent to which, if any, it has done so for the fund. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above the competitive median for 2015. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of each class was above the competitive median because of higher other expenses due to low asset levels. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients.  The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients with similar mandates. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that, although all classes were above the median of the universe presented for comparison, the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board information about the profitability of its relationship with the fund. Fidelity calculates profitability information for each fund, as well as aggregate profitability information for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of the fund profitability information and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus the assets of sector funds previously under FMR's management). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board.  In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) the various share classes employed by Fidelity and the attributes of each class, together with similar information on the distribution and servicing payments made by Fidelity or the funds to third-party participants in the distribution channels; (iii) fund profitability, and fund performance in relation to fund profitability; (iv) the methodology with respect to evaluating competitive fund data and peer group classifications and fee comparisons; (v) annual fund profitability margins; (vi) the realization of fall-out benefits in and attribution of fall-out benefits to certain Fidelity business units; (vii) the appropriateness of certain funds' benchmarks; (viii) the rationalization for certain share classes and expenses; (ix) sub-advisory fee rates for comparable investment mandates; (x) product strategy for certain underperforming funds; and (xi) Fidelity's resources and strategy for cybersecurity.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

VIPEM-ANN-0217
1.858135.108

Item 2.

Code of Ethics

As of the end of the period, December 31, 2016, Variable Insurance Products Fund II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Contrafund Portfolio, VIP Disciplined Small Cap Portfolio, VIP Emerging Markets Portfolio and VIP Index 500 Portfolio (the “Funds”):

Services Billed by Deloitte Entities

December 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Contrafund Portfolio	$57,000	$-	$6,400	$1,600

VIP Disciplined Small Cap

 Portfolio

          $43,000

        $-

  $6,500

 $1,300

VIP Emerging Markets

Portfolio

          $48,000

        $-

  $6,300            $1,400

VIP Index 500 Portfolio                   $49,000

        $-

  $6,600

 $1,500

December 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Contrafund Portfolio	$56,000	$-	$6,500	$4,700

VIP Disciplined Small Cap

 Portfolio

          $42,000

        $-

  $6,000

    $700

VIP Emerging Markets

Portfolio

          $48,000

        $-

  $6,000

    $700

VIP Index 500 Portfolio                   $48,000

        $-

  $6,300

 $1,600

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP International Capital Appreciation Portfolio (the “Fund”):

Services Billed by PwC

December 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP International Capital Appreciation Portfolio	$63,000	$-	$5,500	$2,900

December 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP International Capital Appreciation Portfolio	$60,000	$-	$5,600	$1,700

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2016A	December 31, 2015A
Audit-Related Fees	$35,000	$-
Tax Fees	$-	$10,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2016A	December 31, 2015A
Audit-Related Fees	$6,240,000	$5,290,000
Tax Fees	$10,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2016 A	December 31, 2015 A
Deloitte Entities	$295,000	$70,000
PwC	$8,225,000	$5,650,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund II

By:	/s/ Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 22, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 22, 2017